                                                            OMB APPROVAL
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                                                     hours per response......14.

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
       RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                              JANUS INVESTMENT FUND
                         File Nos. 2-34393 and 811-1879
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     3) Filing Party:

--------------------------------------------------------------------------------
     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (05-05)

FOR SHAREHOLDERS OF
JANUS INVESTMENT FUND
(THE "TRUST")
                                                                    (JANUS LOGO)

DEAR SHAREHOLDER:

     Your Fund's Board of Trustees is requesting your vote on several proposals regarding your Janus Fund that will be presented to shareholders at a Special Meeting of Shareholders to be held November 22, 2005. We encourage you to read the Questions and Answers section at the beginning of the enclosed Proxy Statement as well as the entire Proxy Statement, which describes each of the proposals. A summary of the proposals follows:

     Proposal 1.    For the Trust, to elect nine Trustees, including eight
                    "independent" candidates.

     Proposal 2.    For shareholders of Janus Flexible Bond Fund only, to
                    approve the elimination of the Fund's fundamental policy regarding investments in income-producing securities.

     Proposal 3.a.  For shareholders of each Fund (except Janus Mid Cap Value
                    Fund, Janus Risk-Managed Stock Fund, and Janus Small Cap Value Fund), to approve certain amendments to the Fund's investment advisory agreement with Janus Capital Management LLC ("JCM") to conform to prevailing industry practice.

     Proposal 3.b.  To approve an amended investment advisory agreement between the Fund and JCM to change the investment advisory fee rate from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index for the following Funds:

                         3.b.i.   Janus Contrarian Fund
                         3.b.ii.  Janus Mercury Fund
                         3.b.iii. Janus Mid Cap Value Fund
                         3.b.iv.  Janus Research Fund
                         3.b.v.   Janus Risk-Managed Stock Fund
                         3.b.vi.  Janus Worldwide Fund

     Proposal 4.    For shareholders of Janus Risk-Managed Stock Fund only, to approve an amended subadvisory agreement between JCM, on behalf of the Fund, and Enhanced Investment Technologies, LLC ("INTECH") to change the subadvisory fee rate paid by JCM to INTECH from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index.

     As noted above, shareholders of certain Funds will be asked to approve changing the Fund's investment advisory fee structure from a fixed-rate fee to a fee that varies based on the Fund's performance relative to its benchmark index. The Trustees believe that moving to a fee schedule that moves upward or downward based upon the performance of the Fund better aligns the interests of the shareholders of the Fund with those of the Fund's manager. Please read the Proxy Statement for a description of the performance-based fee structure and other changes you are being asked to approve.

     YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THE ENCLOSED PROXY STATEMENT AND COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S), OR VOTE YOUR SHARES BY INTERNET OR TELEPHONE, AS DESCRIBED ON THE ENCLOSED PROXY CARD(S), UNLESS YOU PLAN TO ATTEND THE SPECIAL MEETING. YOUR FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSALS AND URGES YOU TO VOTE "FOR" EACH PROPOSAL.

     If you have any questions about the proposals, please call our proxy solicitor, Computershare, at 1-866-340-4019.

     Thank you for your response and we look forward to preserving your trust as a valued shareholder over the long-term.

                                          Sincerely,

                                          /s/ Dennis B. Mullen
                                          Dennis B. Mullen
                                          Chairman of the Board of
                                          Janus Investment Fund

                             JANUS INVESTMENT FUND
                               151 DETROIT STREET
                             DENVER, COLORADO 80206

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     Notice is hereby given that a Special Meeting of Shareholders of Janus Investment Fund (the "Trust," each separate series thereof, a "Fund") will be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on November 22, 2005 at 10:00 a.m. Mountain Time (together with any adjournments or postponements thereof, the "Meeting"). At the Meeting, shareholders will be asked to vote on the proposals set forth below and to transact such other business, if any, as may properly come before the Meeting:

Proposal 1:                   To elect nine Trustees.

Proposal 2:                   For shareholders of Janus Flexible Bond Fund only,
                              to approve the elimination of the Fund's fundamental policy regarding investments in income-producing securities.

Proposal 3.a.:                For shareholders of each Fund (except Janus Mid
                              Cap Value Fund, Janus Risk-Managed Stock Fund and
                              Janus Small Cap Value Fund), to approve certain amendments to each Fund's investment advisory agreement with Janus Capital Management LLC
                              ("JCM") to conform to prevailing industry practice.

Proposal 3.b.:               To approve an amended investment advisory
                              agreement between the Trust, on behalf of each
                             respective Fund, and JCM, to change the investment advisory fee rate from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index for the following Funds:

                                   3.b.i.   Janus Contrarian Fund
                                   3.b.ii.  Janus Mercury Fund
                                   3.b.iii. Janus Mid Cap Value Fund
                                   3.b.iv.  Janus Research Fund
                                   3.b.v.   Janus Risk-Managed Stock Fund
                                   3.b.vi.  Janus Worldwide Fund

Proposal 4:                   For shareholders of Janus Risk-Managed Stock Fund
                              only, to approve an amended subadvisory agreement between JCM, on behalf of the Fund, and Enhanced
                              Investment Technologies, LLC ("INTECH"), to change the subadvisory fee rate paid by JCM to INTECH from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index.

     Any shareholder who owned shares of a Fund as of the close of business on September 9, 2005, will receive notice of the Meeting and will be entitled to vote at the Meeting.

     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR TO TAKE ADVANTAGE OF THE INTERNET OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE ENCLOSED PROXY CARD(S). PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) (OR VOTING BY INTERNET OR TELEPHONE) WILL HELP YOUR FUND AVOID THE EXPENSES OF ADDITIONAL SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                                          By order of the Board of Trustees,

                                          /s/ Kelley Abbott Howes
                                          Kelley Abbott Howes
                                          Vice President, General Counsel
                                          and Secretary
October 17, 2005

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

          1. INDIVIDUAL ACCOUNT: Sign your name exactly as it appears in the registration on the proxy card.

          2. JOINT ACCOUNT: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

          3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

    REGISTRATION                              VALID SIGNATURE
    ------------                              ---------------
    Corporate Account
      (1) ABC Corp.                           ABC Corp.
      (2) ABC Corp.                           John Doe, Treasurer
      (3) ABC Corp. c/o John Doe,             John Doe
           Treasurer
      (4) ABC Corp. Profit Sharing            John Doe, Trustee
           Plan
    Trust Account
      (1) ABC Trust                           Jane B. Doe, Trustee
      (2) Jane B. Doe, Trustee u/t/d          Jane B. Doe
           12/28/78
    Custodial or Estate Account
      (1) John B. Smith, Cust. f/b/o          John B. Smith
          John B. Smith, Jr. UGMA
      (2) Estate of John B. Smith             John B. Smith, Jr., Executor

                                                       October 17, 2005

                             JANUS INVESTMENT FUND

Janus Balanced Fund                        Janus Mid Cap Value Fund
Janus Contrarian Fund                      Janus Money Market Fund
Janus Core Equity Fund                     Janus Olympus Fund
Janus Enterprise Fund                      Janus Orion Fund
Janus Federal Tax-Exempt Fund              Janus Overseas Fund
Janus Flexible Bond Fund                   Janus Research Fund
Janus Fund                                 Janus Risk-Managed Stock Fund
Janus Global Life Sciences Fund            Janus Short-Term Bond Fund
Janus Global Opportunities Fund            Janus Small Cap Value Fund
Janus Global Technology Fund               Janus Tax-Exempt Money Market Fund
Janus Government Money Market Fund         Janus Triton Fund
Janus Growth and Income Fund               Janus Twenty Fund
Janus High-Yield Fund                      Janus Venture Fund
Janus Institutional Cash Reserves Fund     Janus Worldwide Fund
Janus Mercury Fund

                               151 DETROIT STREET
                             DENVER, COLORADO 80206

                        SPECIAL MEETING OF SHAREHOLDERS

                                PROXY STATEMENT

     This is a Proxy Statement for the above listed Janus funds (each, a "Fund" and collectively, the "Funds"), each of which is a series of Janus Investment Fund ("JIF" or the "Trust"). Proxies for a Special Meeting of Shareholders of each Fund are being solicited by the Board of Trustees (the "Board," "Board of Trustees" or the "Trustees") of JIF to approve proposals that have already been approved by the Board.

     The Meeting will be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on November 22, 2005 at 10:00 a.m. Mountain Time, or at such later time as may be necessary due to adjournments or postponements thereof (the "Meeting").

     At the Meeting, you will be asked to vote on several proposals affecting your Fund(s). You should read the entire Proxy Statement before voting. If you have any questions, please call 1-866-340-4019. The Proxy Statement, Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about October 17, 2005.

     EACH FUND PROVIDES ANNUAL AND SEMIANNUAL REPORTS TO ITS SHAREHOLDERS THAT HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. ADDITIONAL COPIES OF EACH FUND'S MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT ARE AVAILABLE, WITHOUT CHARGE, BY CALLING COMPUTERSHARE AT 1-866-340-4019, VIA THE INTERNET AT WWW.JANUS.COM, OR BY SENDING A WRITTEN REQUEST TO THE SECRETARY OF THE TRUST, 151 DETROIT STREET, DENVER, COLORADO 80206.

                             QUESTIONS AND ANSWERS

WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

     There are several proposals for shareholder consideration.

     - PROPOSAL 1 relates to the election of eight "independent" Trustees and one "interested" Trustee. The election of Trustees will be determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares of all Funds of the Trust voting in person or by proxy at the Meeting.

     - PROPOSAL 2 applies to Janus Flexible Bond Fund only and seeks approval to eliminate the Fund's fundamental policy to normally invest at least 80% of its assets in income-producing securities. Under the Investment Company Act of 1940, as amended ("1940 Act"), approval of Proposal 2 requires the affirmative vote of the lesser of: (i) more than 50% of the total outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present at the Meeting in person or by proxy (a "1940 Act Majority").

     - PROPOSAL 3.A. seeks approval of an amendment to the investment advisory agreement between Janus Capital Management LLC ("JCM" or "Janus Capital") and the Trust, on behalf of each of certain Funds, to conform to prevailing industry practice. Shareholders of each Fund (except Janus Mid Cap Value Fund, Janus Risk-Managed Stock Fund and Janus Small Cap Value
       Fund) are being asked to approve this Proposal with respect to that Fund. Approval of this Proposal requires the vote of a 1940 Act Majority of a Fund.

     - PROPOSAL 3.B. seeks approval of an amended investment advisory agreement between JCM and the Trust, on behalf of the Funds voting on Proposals 3.b.i., 3.b.ii., 3.b.iii., 3.b.iv., 3.b.v., and 3.b.vi. that changes the investment advisory fee rate payable to JCM by the Fund from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. Approval of Proposal 3.b with respect to the following Funds (each voting separately) requires a 1940 Act Majority of the Fund.

          3.b.i.   Janus Contrarian Fund
          3.b.ii.  Janus Mercury Fund
          3.b.iii. Janus Mid Cap Value Fund
          3.b.iv.  Janus Research Fund
          3.b.v.   Janus Risk-Managed Stock Fund
          3.b.vi.  Janus Worldwide Fund

     - PROPOSAL 4 applies to Janus Risk-Managed Stock Fund only and seeks approval of an amended subadvisory agreement between JCM, on behalf of the Fund, and Enhanced Investment Technologies, LLC ("INTECH"). Under the amended subadvisory agreement, the subadvisory fee rate payable by JCM to INTECH would change from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. Approval of Proposal 4 requires a 1940 Act Majority of the Fund.

     The following table identifies the Funds entitled to vote on each Proposal:

                                                          PROPOSALS
                       --------------------------------------------------------------------------------
                                                                       3.B.
                                                  3.A.      (3.B.I., 3.B.II., 3.B.III.,        4
                                       2        (ADVISORY    3.B.IV., 3.B.V., 3.B.VI.)      (INTECH
                           1      (ELIMINATE    AGREEMENT             (JANUS              PERFORMANCE-
                       (TRUSTEE   FUNDAMENTAL  CONFORMING        PERFORMANCE-BASED           BASED
FUND                   ELECTION)    POLICY)    AMENDMENTS)        ADVISORY FEES)*        ADVISORY FEES)
----                   ---------  -----------  -----------  ---------------------------  --------------
Janus Balanced
  Fund...............      X                        X
Janus Contrarian
  Fund...............      X                        X                    X
Janus Core Equity
  Fund...............      X                        X
Janus Enterprise
  Fund...............      X                        X
Janus Federal
  Tax-Exempt Fund....      X                        X
Janus Flexible Bond
  Fund...............      X           X            X
Janus Fund...........      X                        X
Janus Global Life
  Sciences Fund......      X                        X
Janus Global
  Opportunities
  Fund...............      X                        X
Janus Global
  Technology Fund....      X                        X
Janus Government
  Money Market
  Fund...............      X                        X
Janus Growth and
  Income Fund........      X                        X
Janus High-Yield
  Fund...............      X                        X
Janus Institutional
  Cash Reserves
  Fund...............      X                        X
Janus Mercury Fund...      X                        X                    X
Janus Mid Cap Value
  Fund...............      X                                             X

                                                          PROPOSALS
                       --------------------------------------------------------------------------------
                                                                       3.B.
                                                  3.A.      (3.B.I., 3.B.II., 3.B.III.,        4
                                       2        (ADVISORY    3.B.IV., 3.B.V., 3.B.VI.)      (INTECH
                           1      (ELIMINATE    AGREEMENT             (JANUS              PERFORMANCE-
                       (TRUSTEE   FUNDAMENTAL  CONFORMING        PERFORMANCE-BASED           BASED
FUND                   ELECTION)    POLICY)    AMENDMENTS)        ADVISORY FEES)*        ADVISORY FEES)
----                   ---------  -----------  -----------  ---------------------------  --------------
Janus Money Market
  Fund...............      X                        X
Janus Olympus Fund...      X                        X
Janus Orion Fund.....      X                        X
Janus Overseas
  Fund...............      X                        X
Janus Research
  Fund...............      X                        X                    X
Janus Risk-Managed
  Stock Fund.........      X                                             X                     X
Janus Short-Term Bond
  Fund...............      X                        X
Janus Small Cap Value
  Fund...............      X
Janus Tax-Exempt
  Money Market
  Fund...............      X                        X
Janus Triton Fund....      X                        X
Janus Twenty Fund....      X                        X
Janus Venture Fund...      X                        X
Janus Worldwide
  Fund...............      X                        X                    X

---------------

* Each Fund will vote separately on this Proposal.

HAS MY FUND'S BOARD APPROVED THE PROPOSALS?

     Yes, the Board unanimously recommends that shareholders vote FOR all applicable proposals.

WHY AM I BEING ASKED TO ELECT TRUSTEES?

     The Trustees are your representatives who oversee management and operations of your Fund. Certain regulations require that a majority of Trustees be elected by shareholders. In addition, under the 1940 Act, new trustees cannot be appointed by the Trustees to fill vacancies created by an expansion of the Board unless, after those appointments, at least two-thirds of the Trustees have been elected by shareholders. The Board currently has seven members, of which five have been elected by shareholders. The Board has determined it to be in the best interest of the Funds and their shareholders to expand the Board to nine members, but the Trustees cannot take this action without shareholder vote due to the 1940 Act restriction noted above. All seven members of the current Board and two new members will stand for election at the Meeting.

WHY IS THE BOARD RECOMMENDING THE ELIMINATION OF A FUNDAMENTAL POLICY REGARDING INVESTMENTS IN INCOME-PRODUCING SECURITIES FOR JANUS FLEXIBLE BOND FUND?

     Eliminating Janus Flexible Bond Fund's fundamental investment policy to normally invest 80% of assets in income-producing securities is recommended because the Fund has adopted a non-fundamental policy of investing 80% of its net assets in bonds (consistent with the Fund's name) and such a policy is not required to be fundamental. The Board believes these two policies are largely duplicative and thus they are not both necessary. Since the policy related to income-producing securities is a "fundamental" policy, it can only be changed with shareholder approval. Notably, the proposed elimination of this investment policy will not change the investment objectives of the Fund.

WHY IS THE BOARD PROPOSING CONFORMING AMENDMENTS TO CERTAIN FUNDS' INVESTMENT ADVISORY AGREEMENTS?

     Shareholders of certain Funds will be asked to approve amendments to a Fund's investment advisory agreement with Janus Capital to conform to prevailing industry practice and clarify that Janus Capital has investment discretion over the Funds it manages. Such amendments are also in conformity with recommendations made by an independent compliance consultant engaged by Janus Capital. Janus Capital intends to continue to manage the Funds and provide the same level of services under the proposed amended investment advisory agreements. The proposed conforming amendments will not impact the fee paid by your Fund.

WHY IS THE BOARD PROPOSING MOVING TO A PERFORMANCE-BASED FEE SCHEDULE FOR CERTAIN FUNDS?

     The Board believes that a fee schedule that adjusts based upon the positive or negative performance of a Fund relative to its benchmark index better aligns the interests of the manager, Janus Capital, with those of the Fund's shareholders. Currently, the Funds pay a fee at a fixed annual rate. As proposed, the investment advisory fee paid to Janus Capital would decrease when the Fund does not perform well relative to its benchmark index and would increase during periods when the Fund outperforms its benchmark index. Janus Capital believes that the proposed advisory fee structure will enable it to maintain the quality of services it provides to the Funds and to attract and retain talented investment personnel.

WHAT WILL HAPPEN IF SHAREHOLDERS OF AN APPLICABLE FUND DO NOT APPROVE ALL APPLICABLE PROPOSED AMENDMENTS TO THE INVESTMENT ADVISORY AGREEMENT FOR THEIR FUND?

     If shareholders of a Fund who are voting on a proposal to amend the Fund's current investment advisory agreement with Janus Capital do not approve such proposal(s), as applicable, Janus Capital will continue to manage the Fund and receive compensation for its services at a flat fixed-rate fee as detailed under the terms of the current investment advisory agreement.

WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE PROXY CARD?

     Because each Fund's shareholders must vote separately, you are being sent a proxy card for each Fund account that you have. Please vote on all applicable proposals shown on each proxy card that you receive.

HOW DO I VOTE MY SHARES?

     You can vote your shares by completing and signing the enclosed proxy card(s) and mailing the completed proxy card(s) in the enclosed postage paid envelope. You may also vote your shares by telephone or via the Internet by following the instructions on the attached proxy card(s). Shareholders of record of each Fund at the close of business on September 9, 2005 (the "Record Date") will receive notice of and be asked to vote on the proposals, as applicable, presented at the Meeting. If you need assistance or have any questions regarding the proposals or how to vote your shares, please call 1-866-340-4019.

                        PROPOSAL 1: ELECTION OF TRUSTEES

     At the Meeting, shareholders of all Funds will be asked to elect nine individuals to constitute the Trust's Board of Trustees. The nine nominees for election as Trustees who receive the greatest number of votes from shareholders voting in person or by proxy at the Meeting will be elected as Trustees of the Trust. These nine nominees were selected after careful consideration by the Trust's Nominating and Governance Committee, a committee consisting entirely of Trustees who are not "interested" persons (as defined in Section 2(a)(19) of the 1940 Act) of the Trust or JCM (the "Independent Trustees") and the nominations were approved by all of the current Independent Trustees. Seven of the nine nominees currently serve as Trustees of the Trust. The other two nominees were each recommended by a current Independent Trustee. Each nominee has consented to serve as a Trustee and to being named in this Proxy Statement. The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld.

     If elected, each Trustee will serve as a Trustee until the next meeting of shareholders, if any, called for the purpose of electing Trustees or until the election and qualification of a successor. If a Trustee sooner dies, resigns, retires (required at age 72) or is removed as provided in the organizational documents of the Trust, the

Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position. If any or all of the nominees should become unavailable for election at the Meeting due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Independent Trustees may recommend.

     The Funds are not required, and do not intend, to hold annual shareholder meetings for the purpose of electing Trustees. However, under the terms of a settlement reached between JCM and the Securities and Exchange Commission ("SEC") in August 2004, commencing in 2005 and not less than every fifth calendar year thereafter, the Trust will hold a meeting of shareholders to elect Trustees. Shareholders also have the right to call a meeting to remove a Trustee or to take other action described in the Trust's organizational documents. Also, if at any time less than a majority of the Trustees holding office has been elected by the Trust's shareholders, the Trustees then in office will promptly call a shareholder meeting for the purpose of electing Trustees.

     The nominees for Trustees and their backgrounds are shown on the following pages. This information includes each nominee's name, age, principal occupation(s) during the past five years and other information about the nominee's professional background, including other directorships the nominee holds. The address of each nominee is 151 Detroit Street, Denver, Colorado 80206. All nominees listed below, other than Mr. Contro and Ms. Wolf, are currently Trustees of the Trust and have served in that capacity since originally elected or appointed. In addition, each nominee, other than Mr. Contro and Ms. Wolf, is currently a trustee of Janus Adviser Series ("JAD") and Janus Aspen Series ("JAS"), other registered investment companies advised by JCM (JIF, JAD and JAS are collectively referred to herein as the "Janus Funds"). Collectively, the Janus Funds consist of 65 series as of September 1, 2005.

     Except for Mr. Bailey, each Trustee or nominee is not an "interested" person of the Trust, as that term is defined in the 1940 Act. Mr. Bailey is treated as an interested person of the Trust by virtue of his past positions and continuing relationships with JCM.

NOMINEES AS INDEPENDENT TRUSTEES

                                                  NUMBER OF
                                                FUNDS IN FUND
                                                   COMPLEX        PRINCIPAL OCCUPATION(S) DURING PAST
                                LENGTH OF     OVERSEEN OR TO BE               FIVE YEARS
NAME, AGE AND POSITION(S)      TIME SERVED       OVERSEEN BY            AND OTHER DIRECTORSHIPS
WITH TRUST                    FOR THE TRUST        NOMINEE                  HELD BY NOMINEE
-------------------------     -------------   -----------------   -----------------------------------
Jerome S. Contro                                                  Partner, Tango Group, a private
Age 49                                                            investment firm (since 1999).
Nominee                           N/A                65           Trustee and Chairman of RS
                                                                  Investment Trust (since 2001);
                                                                  Director, IZZE Beverages; and
                                                                  Director, MyFamily.com, Inc.
                                                                  (genealogical research website).

William F. McCalpin                                               Executive Vice President and Chief
Age 47                                                            Operating Officer of The
Trustee                       6/02-Present           65           Rockefeller Brothers Fund (a
                                                                  private family foundation). Trustee
                                                                  and Vice President, Asian Cultural
                                                                  Council.

John W. McCarter, Jr.                                             President and Chief Executive
Age 66                                                            Officer of The Field Museum of
Trustee                       6/02-Present           65           Natural History (Chicago, IL).
                                                                  Chairman of the Board and Director,
                                                                  Divergence Inc. (biotechnology
                                                                  firm); Director, A.M. Castle & Co.
                                                                  (metals distributor) and W.W.
                                                                  Grainger, Inc. (industrial
                                                                  distributor); and Trustee of Harris
                                                                  Insight Funds Trust (19
                                                                  portfolios), WTTW (Chicago public
                                                                  television station), the University
                                                                  of Chicago, and Chicago Public
                                                                  Education Fund.

Dennis B. Mullen                                                  Chairman and Chief Executive
Age 61                                                            Officer, Red Robin Gourmet Burgers,
Chairman                      3/04-Present                        Inc. (since 2005). Formerly,
Trustee                       2/71-Present           65*          private investor. Director, Red
                                                                  Robin Gourmet Burgers, Inc.;
                                                                  Director, Janus World Funds Plc
                                                                  (Dublin-based, non-U.S. funds).

---------------

* Mr. Mullen also serves as director of Janus World Funds Plc ("JWF"), an offshore entity, consisting of 21 portfolios. Including JWF and the 65 portfolios comprising the Janus Funds, Mr. Mullen oversees 86 portfolios.

                                                  NUMBER OF
                                                FUNDS IN FUND
                                                   COMPLEX        PRINCIPAL OCCUPATION(S) DURING PAST
                                LENGTH OF     OVERSEEN OR TO BE               FIVE YEARS
NAME, AGE AND POSITION(S)      TIME SERVED       OVERSEEN BY            AND OTHER DIRECTORSHIPS
WITH TRUST                    FOR THE TRUST        NOMINEE                  HELD BY NOMINEE
-------------------------     -------------   -----------------   -----------------------------------
James T. Rothe                                                    Co-founder and Managing Director,
Age 61                                                            Roaring Fork Capital Partners
Trustee                       1/97-Present           65           (private equity firm) and Professor
                                                                  Emeritus of Business, University of
                                                                  Colorado, Colorado Springs, CO
                                                                  (since 2004). Formerly, Professor
                                                                  of Business, University of Colorado
                                                                  (2002-2004); and Distinguished
                                                                  Visiting Professor of Business
                                                                  (2001-2002), Thunderbird University
                                                                  (American Graduate School of
                                                                  International Management), Phoenix,
                                                                  AZ. Director, Red Robin Gourmet
                                                                  Burgers, Inc.

William D. Stewart                                                Corporate Vice President and
Age 60                                                            General Manager of MKS
Trustee                       6/84-Present           65           Instruments-HPS Products, Boulder,
                                                                  CO (a manufacturer of vacuum
                                                                  fittings and valves).

Martin H. Waldinger                                               Private Investor and Consultant to
Age 66                                                            California Planned Unit
Trustee                       8/69-Present           65           Developments. Formerly, CEO and
                                                                  President, Marwal, Inc. (homeowner
                                                                  association management company).

Linda S. Wolf                                                     Retired. Formerly, Chairman and
Age 57                                                            Chief Executive Officer, Leo
Nominee                           N/A                65           Burnett (Worldwide) (advertising
                                                                  agency) (2001-2005); President, Leo
                                                                  Burnett (USA) (advertising agency)
                                                                  (1996-2000). Director, Wal-Mart;
                                                                  Director, The Field Museum of
                                                                  Natural History (Chicago, IL);
                                                                  Director, Children's Memorial
                                                                  Hospital (Chicago, IL); Director,
                                                                  Chicago Council on Foreign
                                                                  Relations; Director, Economic Club
                                                                  of Chicago.

NOMINEE AS INTERESTED TRUSTEE

                                                    NUMBER OF
                                                  FUNDS IN FUND
                                                     COMPLEX        PRINCIPAL OCCUPATION(S) DURING PAST
                                  LENGTH OF     OVERSEEN OR TO BE               FIVE YEARS
NAME, AGE AND POSITION(S) WITH   TIME SERVED       OVERSEEN BY            AND OTHER DIRECTORSHIPS
TRUST                           FOR THE TRUST        NOMINEE                  HELD BY NOMINEE
------------------------------  -------------   -----------------   -----------------------------------
Thomas H. Bailey                                                    Retired. Formerly, President
Age 67                                                              (1978-2002) and Chief Executive
Trustee                         6/69-Present           65           Officer (1994-2002) of Janus
                                                                    Capital or Janus Capital
                                                                    Corporation. Chairman and Director
                                                                    (1978-2002), Janus Capital
                                                                    Corporation; Director (1997-2001),
                                                                    Janus Distributors, Inc.; and
                                                                    President and Director (1994-2002),
                                                                    the Janus Foundation.

GENERAL INFORMATION REGARDING THE BOARD OF TRUSTEES

     The Trust is governed by the Board of Trustees, which is responsible for major decisions relating to each Fund's investment objective(s), policies and techniques. The Trustees also supervise the operation of the Funds by officers of the Funds and JCM (which is responsible for the Trust's day-to-day operations). The Trustees meet periodically throughout the year to oversee the Trust's activities, review each Fund's investment performance and the quality of other services, including administration, distribution, and shareholder servicing, provided to each Fund and its shareholders by JCM, any subadvisers to a Fund, and any affiliates of JCM.

     At least annually, the Trustees review and evaluate the fees and operating expenses paid by each Fund for these services and negotiate such changes as they deem appropriate. In carrying out these responsibilities, the Trustees are assisted by the Trust's independent auditor (who reports directly to the Trust's Audit Committee), independent counsel, an independent fee consultant and other experts as appropriate, all of whom are selected by the Independent Trustees. The Independent Trustees vote separately to approve all financial arrangements and other agreements with each Fund's investment adviser and any affiliates of the investment adviser. The Trust's Independent Trustees meet regularly in executive session.

     There were eight regular meetings and ten special meetings of the Trustees held during the Trust's fiscal year ended October 31, 2004. Each Trustee attended at least 75% of the meetings during that fiscal year. Since the Trust is not required to convene annual shareholder meetings, there is no policy requiring Trustee attendance at such meetings.

     The Board of Trustees proposed for election at the Meeting will be comprised of eight Independent Trustees and one individual who is considered an "interested" Trustee. The SEC has adopted rules that require at least 75% of the board members of a fund to be "independent" if the fund takes advantage of certain exemptive rules under the 1940 Act. If the slate of nominees is approved by shareholders, more than 85% of the Board of Trustees will be Independent.

COMMITTEES OF THE BOARD OF TRUSTEES

     The Board of Trustees has seven standing committees that perform specialized functions: an Audit Committee, a Brokerage Committee, an Investment Oversight Committee, a Legal and Regulatory Committee, a Money Market Committee, a Nominating and Governance Committee, and a Pricing Committee. Each committee is comprised entirely of Independent Trustees and has a written charter that delineates its duties and powers. Each committee reviews and evaluates matters as specified in its charter and makes recommendations to the Trustees as it deems appropriate. Each committee may utilize the resources of the Trust's counsel, counsel to the Independent Trustees, independent auditors and other experts. The committees normally meet in conjunction with regular meetings of the Trustees but may convene at other times (in person or by telephone) as deemed appropriate or necessary. The membership and chairperson of each committee is appointed by the Trustees upon recommendation of the Trust's Nominating and Governance Committee.

     Audit Committee. The Audit Committee reviews the Trust's financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, Form N-CSR filings and the audit process. The Committee's review of the audit process includes, among other things, recommendation of the appointment and compensation of the Trust's independent auditors, oversight of the independent auditors, and pre-approval of all audit and non-audit services. The Committee receives annual representations from the Trust's independent auditor that performs audits of the Funds' financial statements as to its independence. Currently, the members of the Audit Committee are John W. McCarter, Jr. (Chairman), Dennis B. Mullen and William D. Stewart. The Committee held four meetings during the fiscal year ended October 31, 2004.

     Brokerage Committee. The Brokerage Committee reviews and makes recommendations regarding matters related to the Trust's use of brokerage commissions and placement of portfolio transactions, including policies regarding the allocation of brokerage commissions, directed brokerage, "step-out" arrangements and any soft dollar credits. Currently, the members of the Brokerage Committee are James T. Rothe (Chairman), William F. McCalpin and Dennis B. Mullen. The Committee held four meetings during the fiscal year ended October 31, 2004.

     Investment Oversight Committee. The Investment Oversight Committee, established in September 2004, oversees the investment activities of Funds that invest in equity securities and/or fixed-income securities. The Committee meets regularly with investment personnel at JCM and of any subadviser to a Fund to review the investment performance and strategies of the Funds in light of their stated investment objectives and policies. Prior to establishment of this Committee, the Committee's functions were performed at least quarterly by all of the Trustees. Currently, the members of the Investment Oversight Committee are Dennis B. Mullen (Chairman), William F. McCalpin, John W. McCarter, Jr., James
T. Rothe, William D. Stewart and Martin H. Waldinger. The Committee held one meeting during the fiscal year ended October 31, 2004.

     Legal and Regulatory Committee. The Legal and Regulatory Committee oversees compliance with various procedures adopted by the Trust, reviews certain regulatory filings made with the SEC, and oversees the implementation and administration of the Trust's Proxy Voting Guidelines. The Committee is also responsible for monitoring the Trust's compliance with regulatory orders or settlement agreements that have a bearing on the Trust. Currently, the members of the Legal and Regulatory Committee are William F. McCalpin (Chairman), William D. Stewart and Martin H. Waldinger. The Committee held four meetings during the fiscal year ended October 31, 2004.

     Money Market Committee. The Money Market Committee reviews various matters related to the operations of the Trust's money market funds, including compliance with the Trust's Money Market Fund Procedures and Rule 2a-7 under the 1940 Act. Currently, the members of the Money Market Committee are Martin H. Waldinger (Chairman), William F. McCalpin and James T. Rothe. The Committee held four meetings during the fiscal year ended October 31, 2004.

     Nominating and Governance Committee. The Nominating and Governance Committee consults with JCM management in developing the agenda for each regular meeting of the Board, reviews and recommends changes to Trustee compensation, and oversees the administration of, and ensures compliance with, the Governance Procedures and Guidelines adopted by the Trustees. The Committee is also responsible for identifying and nominating candidates for appointment as Trustees. Consistent with the Trust's organizational documents and procedures adopted by the Committee, the Committee will consider Trustee nominations made by shareholders. Shareholders of a Fund may submit names of potential candidates for consideration by the Committee by submitting their recommendations to the Trust's Secretary, at the address of the principal executive office of the Trust, in accordance with procedures adopted by the Committee. A copy of such procedures is included as Appendix 1 to the Nominating and Governance Committee Charter attached to this Proxy Statement as Exhibit A.

     The Committee's principal criterion for selection of candidates for the Board of Trustees is their ability to contribute to the overall functioning of the Board of Trustees and to carry out the responsibilities of the Trustees. In considering a potential candidate's qualifications to serve as a Trustee, the Committee may also take into account a wide variety of other criteria, including, but not limited to: (i) knowledge of the investment company industry,
(ii) relevant experience, (iii) educational background, (iv) reputation for high ethical standards and personal and professional integrity, (v) financial, technical or other expertise, (vi) time commitment to the performance of duties of a Trustee, (vii) stature commensurate with the responsibility of representing Fund shareholders, and (viii) if a candidate is for an Independent Trustee position, that the person meets the independence criteria established by the 1940 Act and the Governance Procedures and Guidelines adopted by the Trustees.

     The Committee may use any process it deems appropriate for the purpose of evaluating candidates for Trustee, which may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner by which the Committee will evaluate nominees when the nominee is submitted by a Fund shareholder.

     Currently, the members of the Nominating and Governance Committee are Dennis B. Mullen (Chairman), John W. McCarter, Jr. and William D. Stewart. The Committee held four meetings during the fiscal year ended October 31, 2004.

     Pricing Committee. The Pricing Committee determines the fair value of restricted and other securities for which market quotations are not readily available, or that are deemed not to be reliable, pursuant to procedures adopted by the Trustees. The Committee also reviews other matters related to pricing the Funds' securities. Currently, the members of the Pricing Committee are William
D. Stewart (Chairman), James T. Rothe and Martin H. Waldinger. The Committee held 24 meetings during the fiscal year ended October 31, 2004.

SHARE OWNERSHIP

     The Trustees believe that each Trustee should invest in one or more Funds (but not necessarily all) for which he or she serves as Trustee, to the extent the Trustee is directly eligible to do so. The amount of such investment, and Janus Fund(s) in which a Trustee determines to invest, will be dictated by the Trustee's individual financial circumstances and investment goals.

     Exhibit B to this Proxy Statement sets forth the number of shares and dollar range of equity securities of each Fund owned directly or beneficially as of September 13, 2005 by each Trustee and by the nominees for election at the Meeting. As of September 13, 2005, Mr. Bailey owned 5.46% of shares of Janus Money Market Fund - Institutional Shares; Ron Sachs, Executive Vice President and Portfolio Manager of Janus Triton Fund owned 4.84% of the Fund; and James Goff, Executive Vice President and Portfolio Manager of Janus Research Fund owned 7.91% of the Fund. All other nominees, Trustees and executive officers of the Funds individually owned less than 1% of the outstanding shares of each Fund. As of September 13, 2005, the nominees, Trustees and executive officers of the Funds as a group owned 5.46% of the outstanding shares of Janus Money Market Fund - Institutional Shares, 8.81% of the outstanding shares of Janus Research Fund, 5.22% of the outstanding shares of Janus Triton Fund, and less than 1% of the outstanding shares of each of the other Funds.

COMPENSATION OF TRUSTEES

     The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended and a fee for attending an in-person committee meeting convened on a date other than that of a regularly scheduled Trustee meeting. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. JCM pays persons who are directors, officers or employees of JCM or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers of the Fund. None of the Trustees are entitled to receive any retirement or deferred compensation benefits from the Funds.

     The Trust's Nominating and Governance Committee, which consists solely of Independent Trustees, annually reviews and recommends to the Independent Trustees any changes to compensation paid by the Funds to the Independent Trustees. The Independent Trustees also meet at least annually to review their fees in connection with the recommendations of the Nominating and Governance Committee, to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The following table shows the fees paid to each current Independent Trustee by the Trust for the fiscal year ended October 31, 2004 and by all of the Janus Funds during calendar year 2004:

                                                      TOTAL COMPENSATION FROM
                             AGGREGATE COMPENSATION   THE TRUST AND THE JANUS
NAME OF INDEPENDENT TRUSTEE    FROM THE TRUST(1)          FUND COMPLEX(2)
---------------------------  ----------------------   -----------------------
William F. McCalpin                 $216,666                 $243,000
John W. McCarter, Jr.               $207,190                 $243,000
Dennis B. Mullen(3)                 $323,173                 $429,205
James T. Rothe                      $224,049                 $302,000
William D. Stewart                  $221,942                 $252,000
Martin H. Waldinger                 $220,377                 $247,500

---------------

(1) Includes compensation for service on behalf of 27 Funds (as of October 31, 2004).
(2) For Mr. Rothe, includes compensation for service on the boards of four Janus trusts comprised of 61 portfolios (as of December 31, 2004). For Mr. Mullen, includes compensation for service on the boards of five Janus trusts comprised of 82 portfolios (21 portfolios of which are for service on the board of Janus World Funds Plc, an offshore product)(as of December 31,
    2004). For Messrs. McCarter, McCalpin, Stewart and Waldinger, includes compensation for service on the boards of three Janus trusts comprised of 59 portfolios (as of December 31, 2004).
(3) For compensation received from the Trust, includes additional compensation paid for service as Independent Chairman of the Board of Trustees. For aggregate compensation received from the Janus Fund Complex, includes additional compensation paid for service as Independent Chairman of the boards of three Janus trusts, including the Trust, comprised of 59 portfolios (as of December 31, 2004).

OFFICERS

     The officers of the Trust and their principal occupations are set forth in Exhibit C to this Proxy Statement.

SHAREHOLDER COMMUNICATIONS

     The Trustees provide for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust's Secretary at the address of the Trust's principal executive office. All such communications received by the Trust's Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the Chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

     THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE FOR EACH NOMINEE.

                 PROPOSAL 2: APPROVE ELIMINATION OF FUNDAMENTAL
                 INVESTMENT POLICY FOR JANUS FLEXIBLE BOND FUND

     Janus Flexible Bond Fund was previously named Janus Flexible Income Fund. In accordance with a rule adopted by the SEC requiring a fund to adopt an 80% investment policy with respect to investments suggested by a fund's name (the "names rule"), Janus Flexible Income Fund adopted a policy to normally invest at least 80% of its assets in income-producing securities. Such policy was adopted as fundamental. When Janus Flexible Income Fund changed its name to Janus Flexible Bond Fund, in accordance with the names rule, it adopted a policy to invest, under normal circumstances, at least 80% of its net assets in bonds. This 80% policy was adopted as non-fundamental and is in addition to the fundamental policy to invest in income-producing securities. The Trustees believe that these two policies are largely duplicative and propose eliminating Janus Flexible Bond Fund's fundamental policy regarding its investments in income-producing securities. Elimination of a fundamental policy requires shareholder approval.

     In addition, the proposal to eliminate Janus Flexible Bond Fund's policy to invest 80% of assets in income-producing securities is designed to provide the Fund with maximum flexibility to pursue its investment objective of maximizing total return, consistent with preservation of capital, based primarily on investments in bonds and to respond to an ever-changing investment environment. Janus Flexible Bond Fund intends to maintain its current investment objective and continue to invest at least 80% of its net assets, under normal circumstances, in bonds. "Bonds," as that term is defined in Janus Flexible Bond Fund's prospectus, currently include mortgage-backed securities, corporate bonds, government bonds, convertible bonds and zero coupon bonds. Any change to Janus Flexible Bond Fund's non-fundamental policy on bond investments would require 60 days' prior notice to shareholders before implementation.

     The Trustees believe that eliminating Janus Flexible Bond Fund's policy to invest 80% of assets in income-producing securities is in the best interest of the Fund.

REQUIRED VOTE

     On September 20, 2005, the Board of Trustees voted to approve the elimination of Janus Flexible Bond Fund's fundamental policy as described above, subject to receipt of shareholder approval.

     Approval of Proposal 2 requires the affirmative vote of a 1940 Act Majority of the Fund eligible to be voted at the Meeting.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF JANUS FLEXIBLE BOND FUND VOTE FOR APPROVAL TO ELIMINATE THE FUND'S FUNDAMENTAL POLICY TO INVEST 80% OF ASSETS IN INCOME-PRODUCING SECURITIES.

                          PROPOSAL 3: PROPOSED AMENDED
                         INVESTMENT ADVISORY AGREEMENTS

INTRODUCTION

     On September 20, 2005, the Board of Trustees approved certain conforming amendments to the Investment Advisory Agreements between the Trust, on behalf of certain Funds, and JCM (collectively, the "Proposed Amended Advisory Agreements" and each individually, a "Proposed Amended Advisory Agreement"), and authorized the submission of those amendments to the applicable Funds' shareholders for their approval. The primary purpose of these amendments is to conform to prevailing industry practice; however, the proposed changes, on their face, may be considered "material" changes requiring shareholder approval. A description of the proposed amendments is provided in further detail below under "Description of the Proposed Amended Advisory Agreements."

     A copy of a form of Proposed Amended Advisory Agreement between JCM and the Trust, on behalf of each equity or income Fund permitted to vote on this Proposal 3.a., marked to show proposed revisions, is attached as Exhibit D to this Proxy Statement. A copy of a form of Proposed Amended Advisory Agreement between JCM and the Trust, on behalf of each money market fund, marked to show proposed revisions, is attached as Exhibit E to this Proxy Statement.

     On September 20, 2005 and October 19, 2005, the Board of Trustees also approved and ratified amended Investment Advisory Agreements (collectively, the "Proposed Amendments" and each individually, a "Proposed Amendment") for shareholders of each of Janus Contrarian Fund, Janus Mercury Fund, Janus Mid Cap Value Fund, Janus Research Fund, Janus Risk-Managed Stock Fund, and Janus Worldwide Fund that changes the annual rate for fees paid to JCM by each Fund pursuant to its Current Advisory Agreement (described below) from a fixed-rate fee to one that adjusts upward or downward based upon a Fund's performance relative to its benchmark index. Such a change in fee structure requires shareholder approval. The Board of Trustees authorized the submission of the Proposed Amendments to shareholders of the applicable Funds for their approval as described in Proposal 3.b. below. For Janus Contrarian Fund, Janus Mercury Fund, Janus Research Fund and Janus Worldwide Fund, the Proposed Amendments would be incorporated into the Proposed Amended Advisory Agreements for these Funds discussed in Proposal 3.a. below.

     A copy of a form of Proposed Amendment for Janus Contrarian Fund, Janus Mercury Fund, Janus Research Fund, and Janus Worldwide Fund is attached as Exhibit F to this Proxy Statement. A copy of a form of Proposed Amendment for Janus Mid Cap Value Fund and Janus Risk-Managed Stock Fund is attached as Exhibit G to this Proxy Statement.

     The proposal to modify the fee schedule in each Fund's Current Advisory Agreement and institute the proposed performance-based advisory fee is designed to more closely align JCM's interests with those of the Funds' shareholders. The investment advisory fee a Fund pays to JCM decreases when the Fund is not performing well relative to its benchmark index and increases during periods when the Fund outperforms its benchmark index. In addition, JCM believes that the proposed advisory fee structure will enable it to maintain the quality of services it provides to the Funds and to attract and retain talented investment personnel.

JCM AS INVESTMENT ADVISER

     JCM currently serves as the investment adviser to each Fund pursuant to an Investment Advisory Agreement between JCM and the Trust, on behalf of each Fund (each, a "Current Advisory Agreement" and collectively, the "Current Advisory Agreements"). JCM is a direct subsidiary of Janus Capital Group Inc. ("JCG"), a publicly-traded company with principal operations in financial asset management businesses. JCG owns approximately 95% of JCM, with the remaining 5% held by Janus Management Holdings Corporation. The principal executive officers and directors of JCM, located at 151 Detroit Street, Denver, Colorado 80206, and their principal occupations are included in Exhibit H to this Proxy Statement. Certain employees of JCM and/or its affiliates serve as officers of the Trust. Certain officers and interested Trustees of the Trust are shareholders of JCG.

     JCM (together with its predecessors) has served as an investment adviser since 1970. As of September 1, 2005, the Janus Funds that JCM advises consisted of 65 portfolios offering a broad range of investment objectives. JCM also serves as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. As of June 30, 2005, JCM had approximately $130.3 billion in assets under management. JCM currently serves as an investment adviser to other funds that have similar investment objectives as the Funds, as described in detail in Exhibit I to this Proxy Statement.

DESCRIPTION OF THE CURRENT ADVISORY AGREEMENTS

     Under each Current Advisory Agreement, JCM provides each Fund with continuing investment management services. For all Funds except Janus Risk-Managed Stock Fund and Janus Mid Cap Value Fund, JCM is responsible for the day-to-day management of the Funds and provides continuous investment advice regarding the purchase and sale of securities held by the Funds, subject to the Trust's Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws, the investment objectives, policies and restrictions set forth in each Fund's registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, and such other policies and instructions as the Trustees may from time to time determine. For Janus Risk-Managed Stock Fund, JCM has delegated these responsibilities to INTECH pursuant to a subadvisory agreement between JCM, on behalf of the Fund, and INTECH. For Janus Mid Cap Value Fund, JCM has delegated these responsibilities to Perkins, Wolf, McDonnell and Company, LLC ("Perkins") pursuant to a subadvisory agreement between JCM, on behalf of the Fund, and Perkins. JCM maintains a supervisory role with respect to such delegation to each of INTECH and Perkins.

     JCM provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are considered interested persons of JCM. JCM provides certain administrative and other services and is responsible for the other business affairs of all the Funds. JCM has delegated certain of these duties to INTECH and Perkins with respect to the Fund(s) each manages pursuant to the subadvisory agreement between JCM and each of INTECH and Perkins. JCM may be compensated by the Trust for administrative services it provides to Janus Mid Cap Value Fund and Janus Risk-Managed Stock Fund, as described on page 60 of this Proxy Statement. JCM may also be compensated by Janus Government Money Market Fund, Janus Institutional Cash Reserves Fund, Janus Money Market Fund and Janus Tax-Exempt Money Market Fund for performing certain administrative services pursuant to separate Administration Agreements between JCM and the Trust on behalf of each of these money market funds, as described on page 60 of this Proxy Statement

     The Funds pay all expenses incident to their organization, operations and business not specifically assumed by JCM, INTECH or Perkins, as applicable, including custodian and transfer agency fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, a portion of trade association or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings, reports to shareholders, fees and expenses of Independent Trustees, and other costs of complying with applicable laws regulating the sale of Fund shares. Information concerning services provided by Janus Distributors LLC ("Janus Distributors"), the Funds' distributor, and Janus Services LLC ("Janus Services"), the Funds' transfer agent, each a wholly-owned subsidiary of JCM, and a description of any fees paid by the Funds to Janus Distributors and Janus Services, is provided on page 58 of this Proxy Statement.

     At a meeting of the Trustees held on June 15, 2005, the Trustees, including all of the Independent Trustees, approved the continuation of the Current Advisory Agreement for each Fund, except for Janus Research Fund and Janus Triton Fund. Current Advisory Agreements for Janus Research Fund and Janus Triton Fund were initially approved by the Trustees, including all of the Independent Trustees, on December 2, 2004. Each Fund's Current Advisory Agreement continues in effect until July 1, 2006 and thereafter from year to year as long as such continuance is approved at least annually by a majority of the Independent Trustees, and by either a majority of the outstanding voting securities of that Fund or the Trustees of that Fund.

     Each Current Advisory Agreement: (i) may be terminated without the payment of any penalty by JCM, the Trustees of the Trust, or the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities on 60 days' advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund. The table below shows the date of each Current Advisory Agreement, the date each Current Advisory Agreement was last submitted to a vote of shareholders, and the reasons for such submission.

                                   DATE OF CURRENT     DATE LAST SUBMITTED
FUND                             ADVISORY AGREEMENT*     TO SHAREHOLDERS*
----                             -------------------   -------------------
Janus Balanced Fund............    July 1, 2004        January 31, 2002(1)
Janus Contrarian Fund..........    July 1, 2004        January 31, 2002(1)
Janus Core Equity Fund.........    July 1, 2004        January 31, 2002(1)
Janus Enterprise Fund..........    July 1, 2004        January 31, 2002(1)
Janus Federal Tax-Exempt
  Fund.........................    July 1, 2004        January 31, 2002(1)
Janus Flexible Bond Fund.......    July 1, 2004        January 31, 2002(1)
Janus Fund.....................    July 1, 2004        January 31, 2002(1)
Janus Global Life Sciences
  Fund.........................    July 1, 2004        January 31, 2002(1)
Janus Global Opportunities
  Fund.........................    July 1, 2004        January 31, 2002(1)
Janus Global Technology Fund...    July 1, 2004        January 31, 2002(1)
Janus Government Money Market
  Fund.........................    April 3, 2002       January 31, 2002(1)
Janus Growth and Income Fund...    July 1, 2004        January 31, 2002(1)
Janus High-Yield Fund..........    July 1, 2004        January 31, 2002(1)
Janus Institutional Cash
  Reserves Fund................    April 3, 2002         May 15, 2002(2)
Janus Mercury Fund.............    July 1, 2004        January 31, 2002(1)
Janus Mid Cap Value Fund.......    July 1, 2004          March 7, 2003(2)
Janus Money Market Fund........    April 3, 2002       January 31, 2002(1)

                                   DATE OF CURRENT     DATE LAST SUBMITTED
FUND                             ADVISORY AGREEMENT*     TO SHAREHOLDERS*
----                             -------------------   -------------------
Janus Olympus Fund.............    July 1, 2004        January 31, 2002(1)
Janus Orion Fund...............    July 1, 2004        January 31, 2002(1)
Janus Overseas Fund............    July 1, 2004        January 31, 2002(1)
Janus Research Fund............  December 2, 2004      February 25, 2005(2)
Janus Risk-Managed Stock
  Fund.........................    July 1, 2004        February 28, 2003(2)
Janus Short-Term Bond Fund.....    July 1, 2004        January 31, 2002(1)
Janus Tax-Exempt Money Market
  Fund.........................    April 3, 2002       January 31, 2002(1)
Janus Triton Fund..............  December 2, 2004      February 25, 2005(2)
Janus Twenty Fund..............    July 1, 2004        January 31, 2002(1)
Janus Venture Fund.............    July 1, 2004        January 31, 2002(1)
Janus Worldwide Fund...........    July 1, 2004        January 31, 2002(1)

---------------

 * The date of the Current Advisory Agreement is normally the date of Trustee approval of the agreement, which may differ from the date last submitted to shareholders.
(1) Approved by shareholders in connection with a transaction involving sale of shares of JCM by Thomas H. Bailey.
(2) Approved by the initial shareholder in connection with the Fund's commencement of operations.

DESCRIPTION OF CURRENT ADVISORY FEE

     Pursuant to its Current Advisory Agreement, each Fund pays JCM an investment advisory fee for its services, which is calculated daily and paid monthly. The investment advisory fee paid by each Fund to JCM under its Current Advisory Agreement is calculated at the following annual rate as a percentage of each Fund's average daily net asset value:

FUND                                           ANNUAL RATE
----                                           -----------
Janus Contrarian Fund.................            0.64%
Janus Enterprise Fund.................            0.64%
Janus Global Life Sciences Fund.......            0.64%
Janus Global Opportunities Fund.......            0.64%
Janus Global Technology Fund..........            0.64%
Janus Fund............................            0.64%
Janus Mercury Fund....................            0.64%
Janus Mid Cap Value Fund(1)...........            0.64%
Janus Olympus Fund....................            0.64%
Janus Orion Fund......................            0.64%
Janus Overseas Fund...................            0.64%
Janus Research Fund...................            0.64%
Janus Triton Fund.....................            0.64%
Janus Twenty Fund.....................            0.64%
Janus Venture Fund....................            0.64%
Janus Growth and Income Fund..........            0.62%
Janus Core Equity Fund................            0.60%

FUND                                           ANNUAL RATE
----                                           -----------
Janus Worldwide Fund..................            0.60%
Janus Balanced Fund...................            0.55%
Janus Risk-Managed Stock Fund(2)......            0.50%
Janus High-Yield Fund.................  First $300 million  0.65%
                                         Over $300 million  0.55%
Janus Short-Term Bond Fund............  First $300 million  0.64%
                                         Over $300 million  0.54%
Janus Flexible Bond Fund..............  First $300 million  0.58%
                                         Over $300 million  0.48%
Janus Federal Tax-Exempt Fund.........  First $300 million  0.50%
                                         Over $300 million  0.45%
Janus Government Money Market Fund....            0.20%
Janus Institutional Cash Reserves
  Fund................................            0.20%
Janus Money Market Fund...............            0.20%
Janus Tax-Exempt Money Market Fund....            0.20%

---------------

(1) This amount is reduced by the amount payable by Janus Mid Cap Value Fund to Perkins, the subadviser to Janus Mid Cap Value Fund, pursuant to a Sub-Advisory Agreement between JCM and Perkins. Under this Sub-Advisory Agreement, Janus Mid Cap Value Fund pays Perkins a fee equal to 50% of the advisory fee otherwise payable by the Fund to JCM (net of any reimbursements of expenses incurred or fees waived by JCM). For the fiscal year ended October 31, 2004, the Fund paid Perkins a subadvisory fee at the annual rate of 0.32% of the Fund's average daily net assets. If Proposal 3.b.iii. is approved, Perkins will receive a fee from the Fund that will adjust upward or downward based upon the Fund's Investor Shares' performance relative to the Russell Midcap(R) Value Index.
(2) JCM, and not Janus Risk-Managed Stock Fund, pays INTECH a fee for its services provided pursuant to a Sub-Advisory Agreement between JCM, on behalf of the Fund, and INTECH, at an annual rate of 0.26% of the Fund's average daily net assets. See Proposal 4 for information regarding a proposed amended subadvisory agreement between JCM and INTECH that incorporates a performance-based advisory fee paid by JCM to INTECH.

     Through March 1, 2007 for the Funds listed below, JCM has agreed by contract to waive its advisory fee payable by each of these Funds in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year (including the investment advisory fee, but excluding, as applicable, any brokerage commissions, interest, taxes and extraordinary expenses) exceed the following percentage of the Fund's average daily net asset value:

Janus Federal Tax-Exempt Fund..........................  0.55%
Janus Flexible Bond Fund...............................  0.93%
Janus High-Yield Fund..................................  0.90%
Janus Research Fund....................................  1.25%
Janus Short-Term Bond Fund.............................  0.64%
Janus Triton Fund......................................  1.25%

     In addition, JCM has agreed by contract to waive one-half its advisory fee for Janus Government Money Market Fund, Janus Institutional Cash Reserves Fund, Janus Money Market Fund and Janus Tax-Exempt Money Market Fund until

March 1, 2006, after which time such waiver shall become voluntary for each such Fund and may be terminated at any time.

     The following table summarizes the advisory fees paid by the Funds to JCM before any waivers and the amounts waived, if any, including any applicable advisory fee waivers, for the fiscal year ended October 31, 2004 (semiannual period ended April 30, 2005 for Janus Research Fund and Janus Triton Fund).

                                          ADVISORY FEES     WAIVERS
FUND                                       ($) (000'S)    ($) (000'S)
----                                      -------------   -----------
Janus Balanced Fund.....................     20,059            N/A
Janus Contrarian Fund...................     16,155            N/A
Janus Core Equity Fund..................      4,146            N/A
Janus Enterprise Fund...................     11,615            N/A
Janus Federal Tax-Exempt Fund...........        863            553
Janus Flexible Bond Fund................      7,113            N/A
Janus Fund..............................     99,852            N/A
Janus Global Life Sciences Fund.........      8,333            N/A
Janus Global Opportunities Fund.........      1,132            N/A
Janus Global Technology Fund............      9,581            N/A
Janus Government Money Market Fund......      2,056          1,028
Janus Growth and Income Fund............     35,672            N/A
Janus High-Yield Fund...................      3,913            N/A
Janus Institutional Cash Reserves
  Fund..................................      4,433          2,216
Janus Mercury Fund......................     32,393            N/A
Janus Mid Cap Value Fund................     16,992            501
Janus Money Market Fund.................     18,561          9,280
Janus Olympus Fund......................     16,664            N/A
Janus Orion Fund........................      3,494            N/A
Janus Overseas Fund.....................     16,157            N/A
Janus Research Fund(1)..................         22             22(2)
Janus Risk-Managed Stock Fund...........        764            488(3)
Janus Short-Term Bond Fund..............      1,926          1,062
Janus Tax-Exempt Money Market Fund......        365            183
Janus Triton Fund(1)....................         19             19(2)
Janus Twenty Fund.......................     60,268            N/A
Janus Venture Fund......................      8,770            N/A
Janus Worldwide Fund....................     58,977            N/A

---------------

(1) Period from February 25, 2005 (inception date) through April 30, 2005.
(2) In addition to waiving all of its advisory fee, JCM also reimbursed the Fund for other expenses that exceeded its expense limit.
(3) JCM voluntarily waived the Fund's management fee through June 25, 2004.

       PROPOSAL 3.A. APPROVE CONFORMING AMENDMENTS TO INVESTMENT ADVISORY
        AGREEMENTS BETWEEN JCM AND THE TRUST ON BEHALF OF CERTAIN FUNDS

     Proposal 3.a. applies to each Fund except Janus Mid Cap Value Fund, Janus Risk-Managed Stock Fund, and Janus Small Cap Value Fund.

DESCRIPTION OF THE PROPOSED AMENDED ADVISORY AGREEMENTS

     Other than as described below, the terms of the Current Advisory Agreements and the Proposed Amended Advisory Agreements are substantially similar, except for the effective dates and the renewal dates. The same services will be provided under the Proposed Amended Advisory Agreements as are provided under the Current Advisory Agreements. For shareholders of Janus Contrarian Fund, Janus Mercury Fund, Janus Research Fund, and Janus Worldwide Fund, in addition to the proposed amendments to the Funds' Current Advisory Agreements as described in this Proposal 3.a., one additional change to your Fund's Current Advisory Agreement is proposed to be incorporated into the Proposed Amended Advisory Agreement as discussed under Proposal 3.b. below.

WHAT ARE THE SIGNIFICANT DIFFERENCES BETWEEN THE CURRENT ADVISORY AGREEMENT AND THE PROPOSED AMENDED ADVISORY AGREEMENT?

     The Current Advisory Agreement for each applicable Fund does not expressly provide that JCM has investment discretion to manage the Fund's investments. Rather, the Current Advisory Agreement could be read to provide that JCM will make recommendations solely in an advisory capacity. The Proposed Amended Advisory Agreement for each Fund would remove references to JCM acting solely in an advisory capacity and clarify that JCM has authority to execute transactions based on its investment recommendations on behalf of the Fund.

     Although, as a technical matter, these amendments could be read to increase the scope of JCM's authority, they are not expected to result in a change in the way the Funds' investments are managed. In large part, this is because, although each portfolio manager is an employee of JCM, the Trustees have previously elected each Fund's portfolio manager as a Fund officer and have specifically authorized such officers to place orders to purchase and sell Fund investments.

     The proposed amendments are consistent with recommendations made by an independent compliance consultant engaged by JCM as a result of a settlement reached between JCM and the SEC in August 2004. Shareholders of Janus Mid Cap Value Fund, Janus Risk-Managed Stock Fund, and Janus Small Cap Value Fund are not being asked to vote on Proposal 3.a. as the Current Advisory Agreements between JCM and the Trust on behalf of each of these Funds already contain the recommended changes.

BOARD APPROVAL AND RECOMMENDATION

     On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve the Proposed Amended Advisory

Agreement for each applicable Fund and authorized the submission of each Proposed Amended Advisory Agreement to the Fund's shareholders for approval.

     In approving the proposed amendments to each of the Current Advisory Agreements, the Trustees considered the recommendations of the independent compliance consultant engaged by JCM regarding the form of each of those agreements and concluded that the proposed change in the description of the authority of JCM would be more consistent with industry practice and would reflect an appropriate delegation of authority to JCM.

     In connection with their most recent consideration of the investment advisory agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by JCM and the respective subadvisers for sub-advised Funds in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by an independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with JCM management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

     Based on their evaluation of the information provided by JCM, subadvisers, the independent fee consultant, Lipper Inc. ("Lipper"), and other information, the Trustees determined that the overall arrangements between the Funds and JCM were fair and reasonable in light of the nature and quality of the services provided by JCM, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment.

     In considering the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the agreements are discussed separately below.

  NATURE, EXTENT AND QUALITY OF SERVICES

     The Trustees reviewed the nature, extent and quality of the services of JCM and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of JCM and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by JCM or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of JCM and the actions taken by JCM in response to various legal and regulatory proceedings since the fall of 2003.

     The Trustees concluded that the nature, extent and quality of the services provided by JCM and, if applicable, the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that JCM and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

  PERFORMANCE OF THE FUNDS

     The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper and with the Fund's benchmark index. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that JCM had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

  COSTS OF SERVICES PROVIDED

     The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

     The Trustees considered the methodology used by JCM in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

     The Trustees also reviewed JCM's management fees for its separate account clients and for its sub-advised funds (for which JCM provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that JCM performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services.

Moreover, they noted that the spread between the average fees charged to the Funds and the fees that JCM charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

     The Trustees also considered the profitability to JCM and its affiliates of their relationships with each Fund and found JCM's profitability not to be unreasonable.

     Finally, the Trustees considered the financial condition of JCM, which they found to be sound.

     The Trustees concluded that the management fees and any other compensation payable by each Fund to JCM and its affiliates, as well as the fees paid by JCM or a Fund to the subadvisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees JCM charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by JCM, the investment performance of the Fund and the expense limitations agreed to by JCM.

  ECONOMIES OF SCALE

     The Trustees received and considered information about the potential of JCM to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund (except four Funds that have breakpoints) pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after any applicable contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper. The Trustees also took note that, for those Funds whose expenses are being reduced by the contractual expense limitations of JCM, JCM is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than fees with breakpoints and higher fee rates at lower asset levels in which the effective fee rate might have increased as assets declined. As noted under Proposal 3.b., it is proposed that the advisory fees payable by certain Funds be modified to reflect a performance-based structure under which the rate of fee would increase or decrease from the current fixed rate if the Fund outperforms or underperforms its benchmark index over a trailing period. Such a fee structure is likely to increase or decrease JCM's economies of scale, depending on whether the effective rate of the fee is increased or decreased. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the fee structure in each of the advisory agreements was reasonable and that the current rates of fees reflect a sharing between JCM and the Fund of economies of scale at the current asset level of the Fund.

  OTHER BENEFITS TO THE ADVISER

     The Trustees also considered benefits that accrue to JCM and its affiliates from their relationship with the Funds. They recognized that affiliates of JCM separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered JCM's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of JCM, as well as JCM's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that JCM's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by JCM and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefore, the Funds and JCM may potentially benefit from their relationship with each other in other ways. They concluded that JCM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from JCM's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of JCM. They further concluded that success of each Fund could attract other business to JCM or its other Funds and that the success of JCM could enhance JCM's ability to serve the Funds.

     After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the Current Advisory Agreement for each Fund was in the best interest of the Fund and its shareholders. The Independent Trustees also approved the Proposed Amended Advisory Agreement for each Fund, concluding that such Proposed Amended Advisory Agreement was in the best interest of the Fund and its shareholders.

REQUIRED VOTE

     Approval of Proposal 3.a. as to each applicable Fund requires a 1940 Act Majority of that Fund. If shareholders of a Fund do not approve the Proposed Amended Advisory Agreement for the Fund, JCM will continue as the Fund's investment adviser under the terms of the Current Advisory Agreement with the Fund. If shareholders approve the Proposed Amended Advisory Agreement for the Fund, the amendments are expected to become effective on January 1, 2006. Shareholders of Janus Contrarian Fund, Janus Mercury Fund, Janus Research Fund and Janus Worldwide Fund may approve other amendments to such Funds' Current Advisory Agreements as described in Proposal 3.b.

     THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH APPLICABLE FUND VOTE FOR APPROVAL OF THE CONFORMING AMENDMENTS IN THE PROPOSED AMENDED ADVISORY AGREEMENT FOR THEIR FUND.

        PROPOSAL 3.B. APPROVE PROPOSED AMENDMENTS TO INVESTMENT ADVISORY
           AGREEMENTS BETWEEN JCM AND THE TRUST ON BEHALF OF CERTAIN
         FUNDS THAT WOULD INTRODUCE A PERFORMANCE INCENTIVE INVESTMENT
                      ADVISORY FEE STRUCTURE FOR THE FUNDS

     This Proposal 3.b. applies to shareholders of Janus Contrarian Fund, Janus Mercury Fund, Janus Mid Cap Value Fund, Janus Research Fund, Janus Risk-Managed Stock Fund and Janus Worldwide Fund. Each Fund will vote separately on this Proposal. Shareholders of Janus Contrarian Fund will vote on Proposal 3.b.i. Shareholders of Janus Mercury Fund will vote on Proposal 3.b.ii. Shareholders of Janus Mid Cap Value Fund will vote on Proposal 3.b.iii. Shareholders of Janus Research Fund will vote on Proposal 3.b.iv. Shareholders of Janus Risk-Managed Stock Fund will vote on Proposal 3.b.v. Shareholders of Janus Worldwide Fund will vote on Proposal 3.b.vi.

DESCRIPTION OF THE PROPOSED AMENDMENTS ON PERFORMANCE FEES

     Except for the proposed change in fee structure discussed below and the changes discussed under Proposal 3.a. above that apply to Janus Contrarian Fund, Janus Mercury Fund, Janus Research Fund, and Janus Worldwide Fund, after giving effect to the Proposed Amendments, the Current Advisory Agreements will remain substantially unchanged, except for the effective date of the Proposed Amendments and the renewal dates. It is anticipated that the same services will be provided under the Advisory Agreements before and after the Proposed Amendments.

     The proposed investment advisory fee to be paid to JCM by each of these Funds will consist of two components: (1) a base management fee calculated by applying the current specified fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus
(2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally will be the previous 36 months, although no Performance Adjustment will be made until a Proposed Amendment has been in effect for at least 12 months. When a Proposed Amendment has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the Proposed Amendment took effect. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment advisory fee is paid monthly in arrears.

     For each Fund, the fixed rate used in computing the Base Fee will be the same as that used in computing the fee paid to JCM by the Fund under its Current Advisory Agreement. The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Fund, depending upon the investment performance of the Fund relative to its benchmark index over the performance measurement period. No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's relative performance to its benchmark index (and not its absolute performance), the Performance Adjustment could increase JCM's fee even if the Fund's shares lose value during the performance measurement period and could decrease JCM's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of a Fund and the Fund's benchmark index.

     For Janus Mid Cap Value Fund, the investment performance of the Fund's Investor Shares ("Investor Shares") for the performance measurement period will be used to calculate the Performance Adjustment. After JCM determines whether Janus Mid Cap Value Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Investor Shares against the investment record of the Fund's benchmark index, JCM will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

     For the Funds other than Janus Mid Cap Value Fund, should the Trustees subsequently decide to divide shares of a Fund into two or more separate classes, the oldest class of shares will be used for purposes of determining the Performance Adjustment. After JCM determines whether a Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's oldest share class against the investment record of the Fund's benchmark index, JCM will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

     The Trustees may determine that a class of shares of a Fund other than Investor Shares for Janus Mid Cap Value Fund or the oldest class of shares for the other Funds is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law. It is currently the position of the staff of the SEC (the "Staff") that any changes to a class of shares selected for purposes of calculating the Performance Adjustment will require shareholder approval. If there is a change in the Staff's position, the Trustees will notify the shareholders of such change in position at such time as the Trustees may determine that a change in such selected class is appropriate.

     Each Fund's benchmark index is identified below. The Trustees may from time to time determine that another securities index is a more appropriate benchmark index for purposes of evaluating the performance of that Fund. In that event, the Trustees will approve the substitution of a successor index for the Fund's benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Fund's performance compared to its former benchmark index. Any change to a particular Fund's benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff that any changes to a Fund's benchmark index will require shareholder approval. If there is a change in the Staff's position, the Trustees will notify the shareholders of such change in position at such time as the Trustees may determine that a change in a Fund's benchmark index is appropriate.

     It is not possible to predict the effect of the Performance Adjustment on future overall compensation to JCM since it will depend on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.

     If the average daily net assets of a Fund remain constant during a 36 month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from net assets over the 36 month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for a Fund were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if that Fund had not increased its net assets during the performance measurement period.

     Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been shrinking. Assume its monthly Base Fee was 1/12th of 0.60% of average daily net assets during the previous month. Assume also that average daily net assets during the 36 month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.

     The Base Fee would be computed as follows:

     $200 million x 0.60% / 12 = $100,000

     If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

    $500 million x 0.15% / 12 = $62,500, which is approximately 1/12th of 0.375% of $200 million.

     If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $162,500, which is approximately 1/12th of 0.975% of $200 million.

     If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $37,500, which is approximately 1/12th of 0.225% of $200 million.

     Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 0.975% in the case of outperformance, or approximately 1/12th of 0.225% in the case of underperformance. Under extreme circumstances, involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee. In such circumstances, JCM would reimburse the applicable Fund.

     By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been growing. Assume its average daily net assets during the 36 month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.

     The Base Fee would be computed as follows:

     $800 million x 0.60% / 12 = $400,000

     If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

    $500 million x 0.15% / 12 = $62,500, which is approximately 1/12th of 0.094% of $800 million.

     If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $462,500, which is approximately 1/12th of 0.694% of $800 million.

     If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $337,500, which is approximately 1/12th of 0.506% of $800 million.

     Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 0.694% in the case of outperformance or approximately 1/12th of 0.506% in the case of underperformance.

     If approved for a Fund, the Proposed Amendment described in this Proposal 3.b. (and each applicable subsection of Proposal 3.b.) and the amended fee schedule for that Fund are expected to become effective on January 1, 2006. However, as noted above, for the first 12 months after the effective date, only the Fund's Base Fee rate will apply.

     The proposed Base Fee for each Fund (which is the same as the current annual investment advisory fee rate paid by the Fund to JCM) and the Fund's benchmark index are shown in the following table:

                                                             BASE FEE
FUND                              BENCHMARK INDEX        (ANNUAL FEE RATE)
----                              ---------------        -----------------
Janus Contrarian Fund......      S&P 500(R) Index*       0.64%
Janus Mercury Fund.........   Russell 1000(R) Growth     0.64%
                                      Index**
Janus Mid Cap Value Fund...   Russell Midcap(R) Value    0.64%#
                                     Index***
Janus Research Fund........  Russell 1000(R) Index****   0.64%
Janus Risk-Managed Stock
  Fund.....................      S&P 500(R) Index*       0.50%##
Janus Worldwide Fund.......  MSCI World(SM) Index*****   0.60%

---------------

    * The S&P 500(R) Index is Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   ** The Russell 1000(R) Growth Index measures the performance of those Russell
      1000 companies with higher price-to-book ratios and higher forecasted growth rates.
  *** The Russell Midcap(R) Value Index measures the performance of those
      Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates.
 **** The Russell 1000(R) Index measures the performance of the largest 1000 companies in the Russell 3000(R) Index.
***** The Morgan Stanley Capital International ("MSCI") World(SM) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific Region.
    # This amount is reduced by the amount payable by Janus Mid Cap Value Fund to Perkins, the subadviser to Janus Mid Cap Value Fund, pursuant to a Sub-Advisory Agreement between JCM and Perkins. Under this Sub-Advisory Agreement, Janus Mid Cap Value Fund pays Perkins a fee equal to 50% of the advisory fee otherwise payable by the Fund to JCM (net of any reimbursements of expenses incurred or fees waived by JCM). For the fiscal year ended October 31, 2004, Janus Mid Cap Value Fund paid Perkins a subadvisory fee at the annual rate of 0.32% of the Fund's average daily net assets. If Proposal 3.b.iii. is approved, Perkins will receive a fee from the Fund that will adjust upward or downward based upon the Fund's performance relative to the Russell Midcap(R) Value Index.
   ## JCM, and not Janus Risk-Managed Stock Fund, pays INTECH a fee for its services provided pursuant to a Sub-Advisory Agreement between JCM, on behalf of the Fund, and INTECH, at an annual rate of 0.26% of the Fund's average daily net assets. See Proposal 4 for information regarding a proposed amended subadvisory agreement between JCM and INTECH that incorporates a performance-based fee paid by JCM to INTECH.

COMPARISON OF CURRENT AND PRO FORMA ADVISORY FEES DURING THE PREVIOUS FISCAL
YEAR

     The following table shows: (1) the dollar amount of the actual advisory fees paid by each Fund, before and after all applicable waivers, for the fiscal year ended October 31, 2004; (2) the dollar amount of the pro forma advisory fees that would have been paid by each Fund, before and after all applicable waivers, if the proposed performance-based fee structure had been in effect during such fiscal year; and (3) for each Fund, the difference between (i) the amount of the pro forma advisory fees, net of any waivers, that would have been paid under the performance-based fee structure and (ii) the amount of the actual advisory fees paid, net of any waivers, expressed as a percentage of the actual advisory fees' amount. Such percentage difference is positive when the amount of the pro forma advisory fees would have been larger than the amount of the actual advisory fees paid by a Fund and negative when the amount of the pro forma advisory fees would have been smaller than the amount of the actual advisory fees paid by the Fund. For purposes of pro forma calculations, it is assumed that the Performance Adjustment would have been in effect during the entire fiscal year ended October 31, 2004 and that it would have been calculated over the full preceding 36 month performance measurement period (for Janus Risk-Managed Stock Fund, the period from the Fund's date of inception: February 28, 2003 to October 31, 2004). No information is shown for Janus Research Fund as that Fund had not commenced operations as of October 31, 2004.

                                ACTUAL ADVISORY FEES                     PRO FORMA ADVISORY FEES
                       ---------------------------------------   ---------------------------------------   DIFFERENCE
                         ACTUAL                      ACTUAL       PRO FORMA                   PRO FORMA      BETWEEN
                        ADVISORY                    ADVISORY      ADVISORY                    ADVISORY      PRO FORMA
                       FEES BEFORE                 FEES AFTER    FEES BEFORE                 FEES AFTER    AND ACTUAL
                         WAIVERS       WAIVERS       WAIVERS       WAIVERS       WAIVERS       WAIVERS      ADVISORY
FUND                   ($)(000'S)    ($)(000'S)    ($)(000'S)    ($)(000'S)    ($)(000'S)    ($)(000'S)       FEES
----                   -----------   -----------   -----------   -----------   -----------   -----------   -----------
Janus Contrarian
  Fund...............    16,155          N/A         16,155        19,102         N/A          19,102         18.24%
Janus Mercury Fund...    32,393          N/A         32,393        32,019         N/A          32,019         (1.15)%
Janus Mid Cap Value
  Fund*..............    16,992          N/A         16,992        17,818         N/A          17,818          4.86%
Janus Risk-Managed
  Stock Fund.........       764        488**            276           798       522**             276             0%
Janus Worldwide
  Fund...............    58,977          N/A         58,977        37,551         N/A          37,551        (36.33)%

---------------

 * As described in this Proxy Statement, any Performance Adjustment included in calculating the Pro Forma Advisory Fees for Janus Mid Cap Value Fund is based on the investment performance of the Fund's Investor Shares versus the Fund's benchmark index over the 36 month period ended October 31, 2004. The Fund's Investor Shares commenced operations on April 17, 2003. For the period prior to April 21, 2003, any Performance Adjustment is based on the investment performance of Investor Shares of Berger Mid Cap Value Fund, the predecessor to the Fund's Investor Shares that were acquired pursuant to a tax-free reorganization on April 21, 2003.
** JCM voluntarily waived a portion of its management fee through June 25, 2004.

                          3.B.I. JANUS CONTRARIAN FUND

     The following hypothetical examples illustrate the application of the Performance Adjustment for the Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36 month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of the Fund as of the fiscal years ended October 31, 2003 and October 31, 2004 were $2,498,836,023 and $2,383,958,752, respectively.

     The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund compared to the investment record of the S&P 500(R) Index.

  EXAMPLE 1: FUND OUTPERFORMS ITS BENCHMARK BY 7%

     If the Fund has outperformed the S&P 500(R) Index by 7% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                               PERFORMANCE           TOTAL ADVISORY FEE
     BASE FEE RATE           ADJUSTMENT RATE        RATE FOR THAT MONTH
     -------------           ---------------        -------------------
    1/12th of 0.64%          1/12th of 0.15%          1/12th of 0.79%

  EXAMPLE 2: FUND PERFORMANCE TRACKS ITS BENCHMARK

     If the Fund has tracked the performance of the S&P 500(R) Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                               PERFORMANCE           TOTAL ADVISORY FEE
     BASE FEE RATE           ADJUSTMENT RATE        RATE FOR THAT MONTH
     -------------           ---------------        -------------------
    1/12th of 0.64%                0.00               1/12th of 0.64%

  EXAMPLE 3: FUND UNDERPERFORMS ITS BENCHMARK BY 7%

     If the Fund has underperformed the S&P 500(R) Index by 7% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                               PERFORMANCE           TOTAL ADVISORY FEE
     BASE FEE RATE           ADJUSTMENT RATE        RATE FOR THAT MONTH
     -------------           ---------------        -------------------
    1/12th of 0.64%          1/12th of -0.15%         1/12th of 0.49%

  COMPARISON OF CURRENT AND PRO FORMA EXPENSES

     The following tables describe the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund under the current fee structure and proposed performance-based fee structure. For purposes of pro forma calculations, it is assumed that the Performance Adjustment would have been in effect during the entire fiscal year ended October 31, 2004 and that it would have been calculated over the full preceding 36 month performance measurement period. The fees and expenses shown were determined based upon net assets as of the fiscal year ended October 31, 2004, restated, for current expenses, to reflect a reduction in the Fund's management fee, effective July 1, 2004. For the 36 month period ended October 31, 2004, the Fund outperformed its benchmark index (by more than 7%) and the fiscal year end average daily net assets were higher than the trailing 36 month average daily net assets, resulting in the pro forma management fee shown in the Annual Fund Operating Expenses table below for the Fund.

     Shareholder fees are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

     Annual fund operating expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)(1)

                       (CURRENT AND PRO FORMA STRUCTURE)

Maximum Sales Charge (Load) Imposed On Purchases
  (% of offering price)...............................   None
Redemption Fee........................................   None

---------------

(1) For shares purchased through an intermediary, your financial intermediary may charge a separate fee for purchases and sales of shares.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                                   TOTAL ANNUAL
                                           MANAGEMENT    OTHER      OPERATING
                                              FEE       EXPENSES     EXPENSES
                                           ----------   --------   ------------
JANUS CONTRARIAN FUND
    Current.............................     0.64%       0.33%        0.97%
    Pro Forma...........................     0.76%       0.33%        1.09%

EXAMPLES:

     THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES AS SHOWN IN THE TABLES ABOVE. These examples are intended to help you compare the cost of investing in the Fund under both the current fee structure and the proposed fee structure with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. Since no sales load applies, the results apply whether or not you redeem your shares at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The pro forma calculations assume that the Performance Adjustment had been in effect for a 36 month period as of the end of the last fiscal year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                     ------   -------   -------   --------
JANUS CONTRARIAN FUND
    Current........................   $ 99     $309      $536      $1,190
    Pro Forma......................    111      347       601       1,329

                           3.B.II. JANUS MERCURY FUND

     The following hypothetical examples illustrate the application of the Performance Adjustment for the Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36 month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of the Fund as of the fiscal years ended October 31, 2003 and October 31, 2004 were $5,282,163,507 and $4,471,513,577, respectively.

     The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 5.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund compared to the investment record of the Russell 1000(R) Growth Index.

  EXAMPLE 1: FUND OUTPERFORMS ITS BENCHMARK BY 5%

     If the Fund has outperformed the Russell 1000(R) Growth Index by 5% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                               PERFORMANCE           TOTAL ADVISORY FEE
     BASE FEE RATE           ADJUSTMENT RATE        RATE FOR THAT MONTH
     -------------           ---------------        -------------------
    1/12th of 0.64%          1/12th of 0.15%          1/12th of 0.79%

  EXAMPLE 2: FUND PERFORMANCE TRACKS ITS BENCHMARK

     If the Fund has tracked the performance of the Russell 1000(R) Growth Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                               PERFORMANCE           TOTAL ADVISORY FEE
     BASE FEE RATE           ADJUSTMENT RATE        RATE FOR THAT MONTH
     -------------           ---------------        -------------------
    1/12th of 0.64%                0.00               1/12th of 0.64%

  EXAMPLE 3: FUND UNDERPERFORMS ITS BENCHMARK BY 5%

     If the Fund has underperformed the Russell 1000(R) Growth Index by 5% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                               PERFORMANCE           TOTAL ADVISORY FEE
     BASE FEE RATE           ADJUSTMENT RATE        RATE FOR THAT MONTH
     -------------           ---------------        -------------------
    1/12th of 0.64%          1/12th of -0.15%         1/12th of 0.49%

  COMPARISON OF CURRENT AND PRO FORMA EXPENSES

     The following tables describe the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund under the current fee structure and proposed performance-based fee structure. For purposes of pro forma calculations, it is assumed that the Performance Adjustment would have been in effect during the entire fiscal year ended October 31, 2004 and that it would have been calculated over a full 36 month performance measurement period. The fees and expenses shown were determined based upon net assets as of the fiscal year ended October 31, 2004, restated, for current expenses, to reflect a reduction in the Fund's management fee, effective July 1, 2004. For the 36 month period ended October 31, 2004, the Fund outperformed its benchmark index and the fiscal year end average daily net assets were lower than the trailing 36 month average daily net assets, resulting in the pro forma management fee shown in the Annual Fund Operating Expenses table below for the Fund.

     Shareholder fees are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

     Annual fund operating expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)(1)

                       (CURRENT AND PRO FORMA STRUCTURE)

Maximum Sales Charge (Load) Imposed On Purchases
  (% of offering price)...............................   None
Redemption Fee........................................   None

---------------

(1) For shares purchased through an intermediary, your financial intermediary may charge a separate fee for purchases and sales of shares.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                                   TOTAL ANNUAL
                                           MANAGEMENT    OTHER      OPERATING
                                              FEE       EXPENSES     EXPENSES
                                           ----------   --------   ------------
JANUS MERCURY FUND
    Current.............................     0.64%       0.32%        0.96%
    Pro Forma...........................     0.64%       0.32%        0.96%

EXAMPLES:

     THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES AS SHOWN IN THE TABLES ABOVE. These examples are intended to help you compare the cost of investing in the Fund under both the current fee structure and the proposed fee structure with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. Since no sales load applies, the results apply whether or not you redeem your shares at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The pro forma calculations assume that the Performance Adjustment had been in effect for a 36 month period as of the end of the last fiscal year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                     ------   -------   -------   --------
JANUS MERCURY FUND
    Current........................   $98      $306      $531      $1,178
    Pro Forma......................    98       306       531       1,178

                       3.B.III. JANUS MID CAP VALUE FUND

     The following hypothetical examples illustrate the application of the Performance Adjustment for the Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36 month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All num-bers in the examples are rounded to the nearest hundredth percent. The net assets of the Fund as of the fiscal years ended October 31, 2003 and October 31, 2004 were $1,786,654,223 and $3,443,324,533, respectively.

     The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Investor Shares compared to the investment record of the Russell Midcap(R) Value Index.

  EXAMPLE 1: FUND OUTPERFORMS ITS BENCHMARK BY 4%

     If the Fund has outperformed the Russell Midcap(R) Value Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                               PERFORMANCE           TOTAL ADVISORY FEE
     BASE FEE RATE           ADJUSTMENT RATE        RATE FOR THAT MONTH
     -------------           ---------------        -------------------
    1/12th of 0.64%          1/12th of 0.15%          1/12th of 0.79%

  EXAMPLE 2: FUND PERFORMANCE TRACKS ITS BENCHMARK

     If the Fund has tracked the performance of the Russell Midcap(R) Value Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                               PERFORMANCE           TOTAL ADVISORY FEE
     BASE FEE RATE           ADJUSTMENT RATE        RATE FOR THAT MONTH
     -------------           ---------------        -------------------
    1/12th of 0.64%                0.00               1/12th of 0.64%

  EXAMPLE 3: FUND UNDERPERFORMS ITS BENCHMARK BY 4%

     If the Fund has underperformed the Russell Midcap(R) Value Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                               PERFORMANCE           TOTAL ADVISORY FEE
     BASE FEE RATE           ADJUSTMENT RATE        RATE FOR THAT MONTH
     -------------           ---------------        -------------------
    1/12th of 0.64%          1/12th of -0.15%         1/12th of 0.49%

     Under the terms of the current Sub-Advisory Agreement between JCM, on behalf of Janus Mid Cap Value Fund, and Perkins, Janus Mid Cap Value Fund pays Perkins a fee equal to 50% of the advisory fee otherwise paid to JCM by the Fund (and JCM's fee is thereby reduced by 50% to account for the fee paid directly to Perkins). This means that pursuant to the terms of the Proposed Amendment, the subadvisory fee rate for fees paid by the Fund to Perkins will adjust upward or downward in line with the advisory fee rate for fees paid by the Fund to JCM based on Janus Mid Cap Value Fund's Investor Shares' performance relative to the Russell Midcap(R) Value Index. If Proposal 3.b.iii. is not approved, Perkins will continue to receive a subadvisory fee from the Fund that is equal to 50% of the advisory fee otherwise paid by the Fund to JCM under the Current Advisory Agreement (and JCM's advisory fee is thereby reduced by 50%), currently 0.32% of Janus Mid Cap Value Fund's average daily net assets.

  COMPARISON OF CURRENT AND PRO FORMA EXPENSES

     The following tables describe the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund under the current fee structure and proposed performance-based fee structure, without giving effect to any fee waivers. For purposes of pro forma calculations, it is assumed that the Performance Adjustment would have been in effect during the entire fiscal year ended October 31, 2004 and that it would have been calculated over a full 36 month performance measurement period. The fees and expenses shown were determined based upon net assets as of the fiscal year ended October 31, 2004, restated, for current expenses, to reflect a reduction in the Fund's management fee, effective July 1, 2004. For the 36 month period ended October 31, 2004, the Fund underperformed its benchmark index and the fiscal year end average daily net assets were higher than the trailing 36 month average daily net assets, resulting in the pro forma management fee shown in the Annual Fund Operating Expenses table below for the Fund.

     Shareholder fees are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

     Annual fund operating expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

     The Trust has entered into an expense waiver agreement with Janus Services with respect to Institutional Shares of Janus Mid Cap Value Fund. Pursuant to that expense waiver agreement, Janus Services has agreed to waive transfer agency fees applicable to and paid by Janus Mid Cap Value Fund's Institutional Shares by an amount that exceeds 0.77% of average daily net assets of the Fund's total operating expenses through March 1, 2007, as described in a footnote to the Annual Fund Operating Expense table below. As a result of the expense waiver agreement, the actual current Total Annual Operating Expenses for Institutional Shares of Janus Mid Cap Value Fund are less than the amount listed in the table below. The pro forma Total Annual Operating Expenses shown below for Janus Mid Cap Value Fund's Institutional Shares may be less if such expense waiver was included in that amount (for periods through March 1, 2007).

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)(1)

                       (CURRENT AND PRO FORMA STRUCTURE)

Maximum Sales Charge (Load) Imposed On Purchases
  (% of offering price)...............................   None
Redemption Fee........................................   None

---------------

(1) For shares purchased through an intermediary, your financial intermediary may charge a separate fee for purchases and sales of shares.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                                      TOTAL ANNUAL
                                           MANAGEMENT      OTHER       OPERATING
                                             FEE(1)     EXPENSES(2)     EXPENSES
                                           ----------   -----------   ------------
JANUS MID CAP VALUE FUND
INVESTOR SHARES
    Current.............................     0.64%         0.30%         0.94%
    Pro Forma...........................     0.67%         0.30%         0.97%
INSTITUTIONAL SHARES(3)
    Current.............................     0.64%         0.26%         0.90%
    Pro Forma...........................     0.67%         0.26%         0.93%

EXAMPLES:

     THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS AS SHOWN IN THE TABLES ABOVE. These examples are intended to help you compare the cost of investing in the Fund under both the current fee structure and the proposed fee structure with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. Since no sales load applies, the results apply whether or not you redeem your shares at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. The pro forma calculations assume that the Performance Adjustment had been in effect for a 36 month period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                     ------   -------   -------   --------
JANUS MID CAP VALUE FUND
INVESTOR SHARES
    Current........................   $96      $300      $520      $1,155
    Pro Forma*.....................    99       309       536       1,190
INSTITUTIONAL SHARES
    Current........................   $92      $287      $498      $1,108
    Pro Forma*.....................    95       296       515       1,143

---------------

(1) Any Performance Adjustment included in calculating the Pro Forma Management Fee is based on the investment performance of the Fund's Investor Shares versus the Fund's benchmark index over the 36 month period ended October 31, 2004. The Fund's Investor Shares commenced operations on April 17, 2003. For the period prior to April 21, 2003, any Performance Adjustment is based on the investment performance of Investor Shares of Berger Mid Cap Value Fund, the predecessor to the Fund's Investor Shares that were acquired pursuant to a tax-free reorganization on April 21, 2003. Once the Performance Adjustment is determined, it is applied across each other class of shares of the Fund.
(2) Included in Other Expenses is an administrative services fee of 0.05% of average daily net assets of the Fund to compensate JCM for providing certain administrative services including, but not limited to, recordkeeping and registration functions.
(3) Expenses are stated without contractual expense waivers by Janus Services. Janus Services has contractually agreed until March 1, 2007 to waive the transfer agency fees applicable to the Fund's Institutional Shares necessary to ensure that the total expense ratio does not exceed an annual rate of 0.77% of average daily net assets (excluding items not normally considered operating expenses such as legal claims and expenses, litigation costs and any indemnification related thereto).
 * The Pro Forma numbers include a pro forma management fee calculated as described in the text and related footnote for the Fund that accompany the fee table above.

                          3.B.IV. JANUS RESEARCH FUND

     The Fund is a new fund that commenced operations on February 25, 2005 and, accordingly, the net assets of the Fund are expected to be increasing during the performance measurement period, which is likely to result in a Performance Adjustment that will be a smaller percentage of the Fund's current assets than would be the case if the Fund's net assets remained constant during the entire performance measurement period. The net assets of Janus Research Fund as of September 30, 2005 (seven months of operations) were $42,356,468.

     The following hypothetical examples illustrate the application of the Performance Adjustment for the Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36 month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent.

     The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 6.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund compared to the investment record of the Russell 1000(R) Index.

  EXAMPLE 1: FUND OUTPERFORMS ITS BENCHMARK BY 6%

     If the Fund has outperformed the Russell 1000(R) Index by 6% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                               PERFORMANCE           TOTAL ADVISORY FEE
     BASE FEE RATE           ADJUSTMENT RATE        RATE FOR THAT MONTH
     -------------           ---------------        -------------------
    1/12th of 0.64%          1/12th of 0.15%          1/12th of 0.79%

  EXAMPLE 2: FUND PERFORMANCE TRACKS ITS BENCHMARK

     If the Fund has tracked the performance of the Russell 1000(R) Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                               PERFORMANCE           TOTAL ADVISORY FEE
     BASE FEE RATE           ADJUSTMENT RATE        RATE FOR THAT MONTH
     -------------           ---------------        -------------------
    1/12th of 0.64%                0.00               1/12th of 0.64%

  EXAMPLE 3: FUND UNDERPERFORMS ITS BENCHMARK BY 6%

     If the Fund has underperformed the Russell 1000(R) Index by 6% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                               PERFORMANCE           TOTAL ADVISORY FEE
     BASE FEE RATE           ADJUSTMENT RATE        RATE FOR THAT MONTH
     -------------           ---------------        -------------------
    1/12th of 0.64%          1/12th of -0.15%         1/12th of 0.49%

  COMPARISON OF CURRENT AND PRO FORMA EXPENSES

     The following tables describe the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund, without giving effect to any fee waivers. Current expense information reflects estimated annualized expenses the Fund expects to incur during its initial fiscal year. No information is available under the pro forma fee structure as the Fund had not commenced operations as of the end of the Trust's most recent fiscal year.

     Shareholder fees are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

     Annual fund operating expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

     The Trust, on behalf of the Fund, has entered into an expense waiver agreement with JCM. In the expense waiver agreement, JCM has agreed to reduce certain annual Fund operating expenses to the extent that total operating expenses exceed a specific percentage of average daily net assets, subject to certain limitations described in the expense waiver agreement. Additional details with respect to the expense waiver agreement are described in the footnotes to the Annual Fund Operating Expenses table listed below. As a result of the expense waiver agreement, the actual Total Annual Operating Expenses may be less than the amount listed in the table.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)(1)

                       (CURRENT AND PRO FORMA STRUCTURE)

Maximum Sales Charge (Load) Imposed On Purchases
  (% of offering price)...............................   None
Redemption Fee........................................   None

---------------

(1) For shares purchased through an intermediary, your financial intermediary may charge a separate fee for purchases and sales of shares.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                                   TOTAL ANNUAL
                                        MANAGEMENT      OTHER       OPERATING
                                           FEE       EXPENSES(1)   EXPENSES(2)
                                        ----------   -----------   ------------
JANUS RESEARCH FUND
    Current..........................     0.64%         0.83%         1.47%
    Pro Forma........................        --            --            --

EXAMPLES:

     THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS AS SHOWN IN THE TABLES ABOVE. These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. Since no sales load applies, the results apply whether or not you redeem your shares at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. No pro forma information is available for the Fund as this Fund has only been in operation since February 25, 2005. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                        1 YEAR   3 YEARS
                                                        ------   -------
JANUS RESEARCH FUND
    Current...........................................   $150     $465
    Pro Forma.........................................     --       --

---------------

(1) Since the Fund had not commenced operations as of October 31, 2004, Other Expenses are based on estimated expenses that the Fund expects to incur in its initial fiscal year.

(2) Total Annual Operating Expenses do not reflect the application of a contractual expense waiver by JCM. JCM has contractually agreed to waive the Fund's total operating expenses (excluding items not normally considered operating expenses such as brokerage commissions, interest, taxes and extraordinary expenses) to the extent such operating expenses exceed 1.25% of average daily net assets on the fiscal year ending date in which the agreement is in effect. Because a fee waiver will have a positive effect on a Fund's performance, a fee waiver that is in place during the period when the Performance Adjustment applies may effect the Performance Adjustment in a way that is favorable to JCM. It is possible that the cumulative dollar amount of additional compensation ultimately payable to JCM will, under some circumstances, exceed the cumulative dollar amount of fees waived by JCM. The current agreement will be in effect until March 1, 2007, unless terminated, revised or extended. Additionally, the current agreement does not contain any provisions allowing for the recoupment of any fees waived.

                      3.B.V. JANUS RISK-MANAGED STOCK FUND

     The following hypothetical examples illustrate the application of the Performance Adjustment for the Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36 month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of the Fund as of the fiscal period ended October 31, 2003 (period from February 28, 2003, the Fund's inception date) and the fiscal year ended October 31, 2004 were $88,935,565 and $181,903,217, respectively.

     The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund compared to the investment record of the S&P 500(R) Index.

  EXAMPLE 1: FUND OUTPERFORMS ITS BENCHMARK BY 4%

     If the Fund has outperformed the S&P 500(R) Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                               PERFORMANCE           TOTAL ADVISORY FEE
     BASE FEE RATE           ADJUSTMENT RATE        RATE FOR THAT MONTH
     -------------           ---------------        -------------------
    1/12th of 0.50%          1/12th of 0.15%          1/12th of 0.65%

  EXAMPLE 2: FUND PERFORMANCE TRACKS ITS BENCHMARK

     If the Fund has tracked the performance of the S&P 500(R) Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                               PERFORMANCE           TOTAL ADVISORY FEE
     BASE FEE RATE           ADJUSTMENT RATE        RATE FOR THAT MONTH
     -------------           ---------------        -------------------
    1/12th of 0.50%                0.00               1/12th of 0.50%

  EXAMPLE 3: FUND UNDERPERFORMS ITS BENCHMARK BY 4%

     If the Fund has underperformed the S&P 500(R) Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                               PERFORMANCE           TOTAL ADVISORY FEE
     BASE FEE RATE           ADJUSTMENT RATE        RATE FOR THAT MONTH
     -------------           ---------------        -------------------
    1/12th of 0.50%          1/12th of -0.15%         1/12th of 0.35%

  COMPARISON OF CURRENT AND PRO FORMA EXPENSES

     The following tables describe the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund under the current fee structure and proposed performance-based fee structure, without giving effect to any fee waivers. For purposes of pro forma calculations, it is assumed that the Performance Adjustment would have been in effect during the entire fiscal year ended October 31, 2004 and that it would have been calculated over the period February 28, 2003 to October 31, 2004 (since the inception of the Fund). The fees and expenses shown were determined based upon net assets as of the fiscal year ended October 31, 2004, restated, for current expenses, to reflect a reduction in the Fund's management fee, effective July 1, 2004. For the February 28, 2003 to October 31, 2004 period, the Fund outperformed its benchmark index and the fiscal year end average daily net assets were higher than the trailing 20 month average daily net assets, resulting in the pro forma management fee shown in the Annual Fund Operating Expenses table below for the Fund.

     Shareholder fees are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund. However, if you sell shares of the Fund that you have held for three months or less, you may pay a redemption fee.

     Annual fund operating expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)(1)

                       (CURRENT AND PRO FORMA STRUCTURE)

Maximum Sales Charge (Load) Imposed On Purchases
  (% of offering price)............................      None
Redemption Fee on Shares held for three months or
  less (as a % of amount redeemed).................   2.00%(2)
Exchange Fee.......................................    None(3)

---------------

(1) For shares purchased through an intermediary, your financial intermediary may charge a separate fee for purchases and sales of shares.
(2) The Redemption Fee may be waived in circumstances.
(3) An exchange of shares held for three months or less may be subject to the Fund's 2.00% Redemption Fee.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                                   TOTAL ANNUAL
                                        MANAGEMENT      OTHER       OPERATING
                                          FEE(1)     EXPENSES(2)     EXPENSES
                                        ----------   -----------   ------------
JANUS RISK-MANAGED STOCK FUND
    Current..........................     0.50%         0.48%         0.98%
    Pro Forma........................     0.62%         0.48%         1.10%

EXAMPLES:

     THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS AS SHOWN IN THE TABLES ABOVE. These examples are intended to help you compare the cost of investing in the Fund under both the current fee structure and the proposed fee structure with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. Since no sales load applies, the results apply whether or not you redeem your shares at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. The pro forma calculations assume that the Performance Adjustment had been in effect for the February 28, 2003 to October 31, 2004 period (since Fund inception). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                     ------   -------   -------   --------
JANUS RISK-MANAGED STOCK FUND
    Current........................   $100     $312       542      $1,201
    Pro Forma......................    112      350       606       1,340

---------------

(1) JCM's voluntary waiver of the Fund's management fee terminated June 25, 2004.
(2) Included in Other Expenses is an administrative services fee of 0.05% of the average daily net assets of the Fund to compensate JCM for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

                          3.B.VI. JANUS WORLDWIDE FUND

     The following hypothetical examples illustrate the application of the Performance Adjustment for the Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36 month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All num-bers in the examples are rounded to the nearest hundredth percent. The net assets of the Fund as of the fiscal years ended October 31, 2003 and October 31, 2004 were $11,340,655,005 and $7,074,320,561, respectively.

     The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 6.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund compared to the investment record of the MSCI World(SM) Index.

  EXAMPLE 1: FUND OUTPERFORMS ITS BENCHMARK BY 6%

     If the Fund performance has outperformed the MSCI World(SM) Index by 6% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                               PERFORMANCE           TOTAL ADVISORY FEE
     BASE FEE RATE           ADJUSTMENT RATE        RATE FOR THAT MONTH
     -------------           ---------------        -------------------
    1/12th of 0.60%          1/12th of 0.15%          1/12th of 0.75%

  EXAMPLE 2: FUND PERFORMANCE TRACKS ITS BENCHMARK

     If the Fund performance has tracked the performance of the MSCI World(SM) Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                               PERFORMANCE           TOTAL ADVISORY FEE
     BASE FEE RATE           ADJUSTMENT RATE        RATE FOR THAT MONTH
     -------------           ---------------        -------------------
    1/12th of 0.60%                0.00               1/12th of 0.60%

  EXAMPLE 3: FUND UNDERPERFORMS ITS BENCHMARK BY 6%

     If the Fund has underperformed the MSCI World(SM) Index by 6% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                               PERFORMANCE           TOTAL ADVISORY FEE
     BASE FEE RATE           ADJUSTMENT RATE        RATE FOR THAT MONTH
     -------------           ---------------        -------------------
    1/12th of 0.60%          1/12th of -0.15%         1/12th of 0.45%

  COMPARISON OF CURRENT AND PRO FORMA EXPENSES

     The following tables describe the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund under the current fee structure and proposed performance-based fee structure. For purposes of pro forma calculations, it is assumed that the Performance Adjustment would have been in effect during the entire fiscal year ended October 31, 2004 and that it would have been calculated over a full 36 month performance measurement period. The fees and expenses shown were determined based upon net assets as of the fiscal year ended October 31, 2004, restated, for current expenses, to reflect a reduction in the

Fund's management fee, effective July 1, 2004. For the 36 month period ended October 31, 2004, the Fund underperformed its benchmark index (by more than 6%) and the fiscal year end average daily net assets were lower than the trailing 36 month average daily net assets, resulting in the pro forma management fee shown in the Annual Fund Operating Expenses table below for the Fund.

     Shareholder fees are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund. However, if you sell shares of the Fund that you have held for three months or less, you may pay a redemption fee.

     Annual fund operating expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)(1)

                       (CURRENT AND PRO FORMA STRUCTURE)

Maximum Sales Charge (Load) Imposed On Purchases
  (% of offering price)............................      None
Redemption Fee on Shares held for three months or
  less (as a % of amount redeemed).................   2.00%(2)
Exchange Fee.......................................    None(3)

---------------

(1) For shares purchased through an intermediary, your financial intermediary may charge a separate fee for purchases and sales of shares.
(2) The Redemption Fee may be waived in circumstances.
(3) An exchange of shares held for three months or less may be subject to the Fund's 2.00% Redemption Fee.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                                   TOTAL ANNUAL
                                           MANAGEMENT    OTHER      OPERATING
                                              FEE       EXPENSES     EXPENSES
                                           ----------   --------   ------------
JANUS WORLDWIDE FUND
    Current.............................     0.60%       0.28%        0.88%
    Pro Forma...........................     0.40%       0.28%        0.68%

EXAMPLES:

     THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES AS SHOWN IN THE TABLES ABOVE. These examples are intended to help you compare the cost of investing in the Fund under both the current fee structure and the proposed fee structure with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. Since no sales load applies, the results apply whether or not you redeem your shares at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The pro forma calculations assume that the Performance Adjustment had been in effect for a 36 month period as of the end of the last fiscal year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                     ------   -------   -------   --------
JANUS WORLDWIDE FUND
    Current........................   $90      $281      $488      $1,084
    Pro Forma......................    60       218       379         847

FOR JANUS CONTRARIAN FUND, JANUS MERCURY FUND, JANUS MID CAP VALUE FUND, JANUS RESEARCH FUND, JANUS RISK-MANAGED STOCK FUND, AND JANUS WORLDWIDE FUND

BOARD APPROVAL AND RECOMMENDATION

     On September 20, 2005 and October 19, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve the Proposed Amendment for each applicable Fund and authorized the submission of each Proposed Amendment to the Fund's shareholders for approval.

     For more than a year the Independent Trustees and their independent fee consultant, in consultation with independent legal counsel to the Independent Trustees, have been exploring the possibility of modifying the fee structure for certain Funds to provide for a Base Fee for each of those Funds at the same rate as the current advisory fee rate for that Fund, and a performance-based adjustment that would increase or decrease the fee based on whether the Fund's total return performance exceeds or lags a stated relevant benchmark index.

     They also worked with JCM to develop a performance structure that was acceptable to JCM. In doing so, the Independent Trustees were seeking to provide a closer alignment of the interests of JCM with those of the Funds and their shareholders. They believe that the fee structure proposed for each Fund will achieve that objective. Included as part of their analysis of the overall performance fee structure, the Trustees, in consultation with their independent fee consultant, considered the appropriate performance range for achieving the maximum and minimum advisory fee that would result in the Performance Adjustment of up to 0.15% (positive or negative) of a Fund's average daily net assets during the applicable performance measurement period. The Trustees reviewed information provided by JCM and prepared by their independent fee consultant with respect to an appropriate deviation of excess/under returns relative to a Fund's benchmark index, taking into consideration expected tracking error of the Fund, expected returns and potential risks and economics involved both for JCM and the Fund's shareholders. The Trustees also reviewed the structure of performance fees applied by other mutual fund complexes. Based on this information, the Trustees determined that a performance range that approximates one standard deviation of excess/under returns relative to a Fund's benchmark index was appropriate for calculating the maximum range (positive or negative) of the Performance Adjustment.

     As described above, the Performance Adjustment that will be added to or subtracted from the Base Fee as a result of a Fund's performance relative to its benchmark index is a variable up to 0.15% of average net assets during the performance measurement period. Importantly, the performance is computed after deducting the Fund's operating expenses (including advisory fees), which means that in order to receive any upward adjustment from the Base Fee, JCM must deliver a total return after expenses that exceeds the return of the benchmark index, which does not incur any expenses.

     The Trustees determined that the benchmark index specified in each of the Proposed Amendments for purposes of computing the performance fee adjustments is appropriate for the respective Fund based on a number of factors, including the fact that the index is broad-based and is composed of securities of the types in which the Fund may invest. The Trustees believe that divergence between the Fund's performance and performance of the index can be attributed, in part, to the ability of the portfolio manager in making investment decisions within the parameters of the Fund's investment objective and investment policies and restrictions.

     The Trustees determined that the class of shares of each Fund selected for purposes of calculating the Performance Adjustment as applied to the Fund is the most appropriate class for use in calculating such Fund's Performance Adjustment. In making that determination, the Trustees considered the fee structure and expenses paid by each class of shares, any fees paid to or retained by JCM or its affiliates, as well as the distribution channel for each class of shares.

     The time periods to be used in determining any Performance Adjustment were also judged to be of appropriate length to ensure proper correlation and to prevent fee adjustments from being based upon random or insignificant differences between the performance of the Fund and of the index. In that regard the Trustees concluded that it would be appropriate for there to be no adjustment from the Base Fee for the first 12 months after the effective date of each Proposed Amendment before implementation of any Performance Adjustment, and that, once implemented, the Performance Adjustment should reflect only the Fund's performance subsequent to that effective date. Moreover, the Trustees believed that, upon reaching the thirty sixth month after the effective date, the performance measurement period would be fully implemented, and that the Performance Adjustment should thereafter be based upon a thirty-six month rolling performance measurement period.

     In addition to considering the performance fee structure reflected in each Proposed Amendment, in approving each of those agreements, the Trustees followed the process and considered the factors and reached the conclusions described above under Proposal 3.a. Board Approval and Recommendation.

REQUIRED VOTE

     Approval of Proposal 3.b. as to each applicable Fund requires a 1940 Act Majority. In addition:

     - Approval of Proposal 3.b.i. by shareholders of Janus Contrarian Fund is contingent upon approval of the same proposal for shareholders of Janus Adviser Contrarian Fund, a series of JAD, with respect to proposed amendments to the investment advisory agreement for that fund described in a separate proxy statement.

     - Approval of Proposal 3.b.iii. by shareholders of Janus Mid Cap Value Fund is contingent upon approval of the same proposal for shareholders of Janus Adviser Mid Cap Value Fund, a series of JAD, and Janus Aspen Mid Cap Value Portfolio, a series of JAS, with respect to separate proposed amendments to the investment advisory agreements for those funds described in separate proxy statements.

     - Approval of Proposal 3.b.v. by shareholders of Janus Risk-Managed Stock Fund is contingent upon approval of the same proposal for shareholders of Janus Adviser Risk-Managed Core Fund, a series of JAD, and Janus Aspen Risk-Managed Core Portfolio, a series of JAS, with respect to separate proposed amendments to the investment advisory agreements for those funds described in separate proxy statements.

     - Approval of Proposal 3.b.vi. by shareholders of Janus Worldwide Fund is contingent upon approval of the same proposal for shareholders of Janus Adviser Worldwide Fund, a series of JAD, and Janus Aspen Worldwide Growth Portfolio, a series of JAS, with respect to separate proposed amendments to the investment advisory agreements for those funds described in separate proxy statements.

     If shareholders of a Fund do not approve the Proposed Amendment, or if the contingencies stated above are not complied with, JCM would continue as the Fund's investment adviser under the terms of the Current Advisory Agreement for that Fund.

     With respect to Proposal 3.b. (and each related subsection thereof), in addition to obtaining the required shareholder approval, implementation of the Proposed Amendment for each applicable Fund is subject to an amendment to JCM's settlement order entered into with the Office of the Attorney General of the State of New York ("NYAG") in August 2004 (the "Order"). Under the Order, JCM agreed that it would reduce the net management fee rates paid by certain Janus Funds by $25 million a year over a five-year period commencing July 1, 2004, and that such reduced fee rates may not be increased during that period. In order to be able to implement the proposed performance fee structures for various Funds, the Independent Trustees requested the NYAG to amend the Order to allow JCM to charge such fees. The NYAG has agreed in principle to that request, and JCM and the NYAG are in the process of amending the Order accordingly.

     THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH APPLICABLE FUND VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT FOR THEIR FUND.

             PROPOSAL 4: APPROVE AN AMENDED SUB-ADVISORY AGREEMENT
      BETWEEN JCM, ON BEHALF OF JANUS RISK-MANAGED STOCK FUND, AND INTECH THAT WOULD INTRODUCE A PERFORMANCE INCENTIVE SUBADVISORY FEE STRUCTURE

     This Proposal 4 applies to Janus Risk-Managed Stock Fund only.

INTRODUCTION

     On September 20, 2005, as described in Proposal 3.b. (subsection 3.b.v.) above, the Board of Trustees approved the Proposed Amendment to the Current Advisory Agreement for shareholders of Janus Risk-Managed Stock Fund that changes the annual rate for advisory fees paid to JCM by the Fund, pursuant to its Current Advisory Agreement, from a fixed-rate fee to one that adjusts upward or downward based upon the performance of the Fund relative to the Fund's benchmark index, the S&P 500(R) Index.

     In addition, the Board of Trustees approved proposed amendments to the Sub-Advisory Agreement ("Proposed Amended Sub-Advisory Agreement") between JCM, on behalf of the Fund, and INTECH, related to subadvisory services provided for the Fund. The Proposed Amended Sub-Advisory Agreement similarly changes the annual rate for subadvisory fees paid by JCM to INTECH, pursuant to its current Sub-Advisory Agreement ("Current Sub-Advisory Agreement"), from a fixed-rate fee to one that adjusts upward or downward based upon the performance of the Fund relative to the Fund's benchmark index. Such change in fee structure requires shareholder approval. The Board of Trustees approved and authorized the submission of the Proposed Amended Sub-Advisory Agreement to shareholders of the Fund for their approval.

     A form of Proposed Amended Sub-Advisory Agreement is attached as Exhibit J to this Proxy Statement.

     The proposal to amend the Current Sub-Advisory Agreement and institute the proposed performance-based subadvisory fee is designed to more closely align INTECH's interests with those of the Fund's shareholders. The subadvisory fee JCM pays to INTECH would decrease when the Fund is not performing well relative to its benchmark index, and would increase during periods when the Fund outperforms its benchmark index. In addition, JCM believes that the proposed subadvisory fee structure would enable INTECH to maintain the quality of services it provides to the Fund. THE FUND DOES NOT PAY THE SUBADVISORY FEE TO INTECH; THE SUBADVISORY FEE IS PAID SOLELY BY JCM.

INTECH AS SUBADVISER

     INTECH currently serves as a subadviser to the Fund pursuant to the Current Sub-Advisory Agreement. INTECH is an indirect subsidiary of JCG. JCM indirectly owns approximately 77.5% of the outstanding voting shares of INTECH. JCG owns approximately 95% of JCM. The principal executive officers and directors of INTECH, located at 2401 PGA Boulevard, Suite 100, Palm Beach Gardens,

Florida 33410, and their principal occupations are included in Exhibit K to this Proxy Statement.

     INTECH has served as an investment adviser since 1987 and, as of September 1, 2005, serves as subadviser to five Janus funds. INTECH also provides separate account advisory services for institutional accounts. As of June 30, 2005, INTECH had approximately $31.7 billion in assets under management. INTECH currently serves as a subadviser to several other Janus funds with similar investment objectives as the Fund. The objective, net asset size as of June 30, 2005, and annual rate of compensation paid by JCM to INTECH, as a percentage of such fund's average daily net assets, is shown in the table below.

                                          NET ASSET SIZE   ANNUAL RATE OF   FEE WAIVERS OR
FUND                       OBJECTIVE      (IN MILLIONS)     COMPENSATION      REDUCTIONS
----                       ---------      --------------   --------------   --------------
Janus Adviser Risk-
  Managed Core Fund...  long-term growth
                        of capital           $     22          0.26%             None*
Risk-Managed Core
  Portfolio...........  long-term growth
                        of capital           $     18          0.26%             None*

---------------

* As of June 30, 2005, there were no fee waivers in place with respect to fees paid by JCM to INTECH pursuant to the current subadvisory agreements between JCM, on behalf of each fund listed in the table, and INTECH.

DESCRIPTION OF THE CURRENT SUB-ADVISORY AGREEMENT

     Under the Current Sub-Advisory Agreement, JCM has delegated to INTECH certain investment management services. JCM maintains a supervisory role with respect to its delegation of investment management services to INTECH. INTECH is responsible for the day-to-day management of the Fund and determines the purchase and sale of securities held by the Fund, subject to the Trust's Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws, the investment objectives, policies and restrictions set forth in the Fund's registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, and such policies and instructions as the Trustees may determine.

     INTECH pays the salaries, fees and expenses of its investment personnel. In connection with JCM's delegation of investment management services to INTECH,
INTECH: (i) manages the investment operations of the Fund's portfolio; (ii) furnishes information to JCM or the Trust as reasonably required to keep JCM, the Board of Trustees and appropriate officers of the Trust fully informed as to the condition of the portfolio of the Fund; (iii) maintains all books and records related to the Fund required to be maintained pursuant to the 1940 Act and the Investment Advisers Act of 1940, as amended; (iv) submits reports to JCM relating to the valuation of the Fund's assets; (v) exercises voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets that may be exercised; (vi) provides the Trustees and JCM with economic, operational and investment data and reports; and (vii) provides JCM with information for regulatory filings. JCM provides certain administrative and other services and is responsible for the other business affairs of the Fund not specifically delegated to INTECH.

     Pursuant to its Current Sub-Advisory Agreement, dated July 1, 2004, JCM pays INTECH a subadvisory fee for its services which is calculated daily and paid monthly at the annual rate of 0.26% of the Fund's average daily net asset value. For the fiscal year ended October 31, 2004, JCM paid INTECH $336,747 in subadvisory fees for Janus Risk-Managed Stock Fund.

     At a meeting of the Trustees held on June 15, 2005, the Trustees, including all of the Independent Trustees, approved the continuation of the Current Sub-Advisory Agreement for the Fund. The Current Sub-Advisory Agreement continues in effect until July 1, 2006 and thereafter from year to year so long as such continuance is approved at least annually by a majority of the Independent Trustees, and by either a majority of the outstanding voting securities of the Fund or the Trustees of the Fund. The Current Sub-Advisory Agreement was submitted to the vote of the Fund's initial shareholder on February 28, 2003 in connection with the commencement of the Fund's operations.

     The Current Sub-Advisory Agreement: (i) may be terminated without payment of any penalty by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities on 60 days' advance written notice; (ii) terminates automatically in the event of its assignment; (iii) may be terminated by JCM or INTECH at any time, without penalty by giving 60 days' advance written notice of termination to the other party; (iv) may be terminated by JCM or the Trust without advance notice if INTECH becomes unable to discharge its duties and obligations under the Current Sub-Advisory Agreement; (v) terminates, without penalty, upon termination of the Current Advisory Agreement between JCM and the Fund; and (vi) generally, may not be amended without the approval by vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.

     The following table summarizes the pro forma advisory fees based on the net assets of Janus Risk-Managed Stock Fund that would have been paid by JCM to INTECH under the Proposed Amended Sub-Advisory Agreement for the fiscal year ended October 31, 2004. This information assumes that the Performance Adjustment (as described below) would have been in effect during the fiscal year and that it would have been calculated over the period from the Fund's inception, February 28, 2003 to October 31, 2004. The last column indicates the percentage increase or decrease of the fee that INTECH would have received had the proposed performance-based fee arrangement been in effect during the period.

          NET ASSETS                          PRO FORMA                          % INCREASE(+) OR
           (000'S)                          ADVISORY FEES                          DECREASE(-)
          ----------                        -------------                        ----------------
          $181,903                            $348,759                                +3.57%

DESCRIPTION OF THE PROPOSED AMENDED SUB-ADVISORY AGREEMENT

     Except for the changes in the fee structure described below, the effective dates, and the renewal dates, the terms of the Current Sub-Advisory Agreement and the Proposed Amended Sub-Advisory Agreement are substantially similar. It is anticipated that the same services will be provided under the Proposed Amended Sub-Advisory Agreement as are provided under the Current Sub-Advisory Agreement.

     The proposed subadvisory fee rate to be paid by JCM to INTECH will consist of two components: (1) a base management fee calculated and accrued daily and payable monthly, equal to 0.26% of the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) half of any performance fee adjustment paid to JCM by the Fund ("Performance Adjustment"), pursuant to the Proposed Amendment to the Current Advisory Agreement between JCM and the Trust, on behalf of the Fund. No Performance Adjustment will be paid to INTECH until the Proposed Amended Sub-Advisory Agreement has been in effect for at least 12 months.

     The Base Fee rate is the same as the annual fixed-rate fee paid by JCM to INTECH under its Current Sub-Advisory Agreement. The Performance Adjustment is calculated monthly and may result in an increase or decrease in the sub-advisory fee rate paid by JCM to INTECH, depending upon the investment performance of the Fund relative to the S&P 500(R) Index over the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee versus average daily net assets over the performance measurement period for the Performance Adjustment).

     If approved by shareholders of the Fund, the Proposed Amended Sub-Advisory Agreement for the Fund and new fee schedule is expected to become effective on January 1, 2006. For the first 12 months after the effective date, only the Base Fee rate will apply. Beginning 12 months after the effective date, the Performance Adjustment will go into effect based upon the performance period commencing on the effective date. When the Proposed Amended Sub-Advisory Agreement has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the Proposed Amended Sub-Advisory Agreement took effect. Once the Fund has 36 months of performance history from the effective date, the Performance Adjustment will be calculated using a rolling 36 month period. The Fund does not pay any subadvisory fees to INTECH; this fee is paid by JCM.

BOARD APPROVAL AND RECOMMENDATION

     On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve the Proposed Amended Sub-Advisory Agreement for Janus Risk-Managed Stock Fund and authorized the submission of the Proposed Amended Sub-Advisory Agreement to the Fund's shareholders for approval.

     The Trustees determined that, if the fees paid by the Fund to JCM are to be performance-based, the fees paid by JCM to INTECH should be determined under a corresponding performance-based fee structure. In approving the proposed performance fee structure for the Proposed Amended Sub-Advisory Agreement, the Trustees considered the factors and reached the conclusions described above under Proposal 3.b -- Board Approval and Recommendation.

     In addition, in approving the Proposed Amended Sub-Advisory Agreement, the Trustees followed the process and considered the factors and reached the conclusions described above under Proposal 3.a -- Board Approval and Recommendation.

REQUIRED VOTE

     Approval of Proposal 4 requires a 1940 Act Majority of the Fund. Approval of Proposal 4 is contingent upon approval of the Proposed Amendment to the Current Advisory Agreement by shareholders of Janus Risk-Managed Stock Fund as described in Proposal 3.b. (and subsection 3.b.v.) above. If shareholders of the Fund do not approve the Proposed Amended Sub-Advisory Agreement, or if the contingencies discussed under "Required Vote" in Proposal 3.b. above are not complied with, INTECH will continue as the Fund's subadviser under the terms of the Current Sub-Advisory Agreement. If approved, the Proposed Amended Sub-Advisory Agreement is expected to become effective on January 1, 2006.

     THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE PROPOSED AMENDED SUB-ADVISORY AGREEMENT.

                             FUND SERVICE PROVIDERS

WHO SERVES AS MY FUND'S TRANSFER AGENT?

     Janus Services, a wholly-owned subsidiary of JCM, located at 151 Detroit Street, Denver, Colorado 80206, serves as each Fund's transfer agent pursuant to an Amended and Restated Transfer Agency Agreement ("Transfer Agency Agreement") between Janus Services and the Trust. Pursuant to the Transfer Agency Agreement, each class of each Fund, as applicable, reimburses Janus Services for out-of-pocket expenses incurred by Janus Services in connection with services rendered. In addition, for services provided, including, but not limited to, establishing and maintaining shareholder accounts, recording ownership of shares on the Trust's books, mailing shareholder reports, recording reinvestments of dividends and distributions, and coordinating with banks, broker-dealers and other financial intermediaries who represent Fund shareholders, Janus Services receives from each Fund an asset-weighted average annual fee based on the proportion of each Fund's net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable annual fee rates are 0.16% of the daily closing net asset value of portfolio assets sold directly to shareholders and 0.21% of the daily closing net asset value of portfolio assets sold through financial intermediaries. In addition, each non-money market Fund (except Janus Mid Cap Value Fund - Institutional Shares, Janus Small Cap Value Fund, Janus Twenty Fund, and Janus Venture Fund, each closed to new investors) pays a monthly fee calculated at an annual rate of $4.00 per open shareholder account. Janus Services has contractually agreed to waive until at least March 1, 2007, the fee it receives from Janus Mid Cap Value Fund - Institutional Shares and Janus Small Cap Value Fund -- Institutional Shares to the extent that the annual normal operating expenses paid by that class for each Fund exceed 0.77% and 0.79%, respectively, of the class' average daily net asset value. Janus Services intends to continue to provide the same services after implementation of the investment advisory agreements, as proposed to be amended (discussed in Proposals 3.a. and 3.b. above).

     Fees paid by each Fund to Janus Services for the fiscal year ended October 31, 2004 (semiannual period ended April 30, 2005 for Janus Research Fund and Janus Triton Fund) are shown in the following table.

                                          FEES PAID TO JANUS SERVICES
FUND                                              ($) (000'S)
----                                     ------------------------------
Janus Balanced Fund....................                6,867
Janus Contrarian Fund..................                5,373
Janus Core Equity Fund.................                1,415
Janus Enterprise Fund..................                4,233
Janus Federal Tax-Exempt Fund..........                  299
Janus Flexible Bond Fund...............                2,647
Janus Fund.............................               31,327
Janus Global Life Sciences Fund........                2,886
Janus Global Opportunities Fund........                  372
Janus Global Technology Fund...........                3,569
Janus Government Money Market Fund.....                  N/A
Janus Growth and Income Fund...........               11,615
Janus High-Yield Fund..................                1,225
Janus Institutional Cash Reserves
  Fund.................................                  N/A
Janus Mercury Fund.....................               11,140
Janus Mid Cap Value Fund...............                4,933
Janus Money Market Fund................                  N/A
Janus Olympus Fund.....................                5,959
Janus Orion Fund.......................                1,279
Janus Overseas Fund....................                5,227
Janus Research Fund....................                    3
Janus Risk-Managed Stock Fund..........                  257
Janus Short-Term Bond Fund.............                  319
Janus Small Cap Value Fund.............                5,859

                                          FEES PAID TO JANUS SERVICES
FUND                                              ($) (000'S)
----                                     ------------------------------
Janus Tax-Exempt Money Market Fund.....                  N/A
Janus Triton Fund......................                    3
Janus Twenty Fund......................               17,186
Janus Venture Fund.....................                2,306
Janus Worldwide Fund...................               19,980

WHO SERVES AS MY FUND'S DISTRIBUTOR?

     Janus Distributors, a wholly-owned subsidiary of JCM, located at 151 Detroit Street, Denver, Colorado 80206, serves as distributor of the Trust pursuant to an Amended and Restated Distribution Agreement between the Trust and Janus Distributors. Janus Distributors does not receive compensation from the Trust for services rendered. Janus Distributors intends to continue to provide the same services after implementation of the investment advisory agreements, as proposed to be amended (discussed in Proposals 3.a. and 3.b. above).

WHO SERVES AS MY FUND'S ADMINISTRATOR?

     JCM serves as administrator to the Trust, performing internal accounting, recordkeeping, blue sky monitoring and registration functions of the Trust. JCM may be reimbursed by the Trust for certain administrative and clerical functions it provides to each Fund as well as for reasonable costs it incurs in performing certain functions. Each of Janus Mid Cap Value Fund, Janus Risk-Managed Stock Fund, and Janus Small Cap Value Fund compensate JCM for its administrative services at the annual rate of 0.05% of the average daily net assets of the respective Fund. JCM retains these fees.

     JCM also acts as administrator to each money market Fund pursuant to separate Administration Agreements between JCM and JIF, on behalf of each such Fund. Pursuant to such Administration Agreements, separate classes of shares of each of Janus Government Money Market Fund, Janus Institutional Cash Reserves Fund, Janus Money Market Fund, and Janus Tax-Exempt Money Market Fund pay JCM an administrative fee calculated at the annual rate of a class's average daily net assets as shown in the table below. JCM may use a portion of the administrative fee shown in the table below to compensate financial intermediaries.

FUND                                                 ANNUAL RATE
----                                                 -----------
Government Money Market Fund -- Investor Shares....     0.50%
Money Market Fund -- Investor Shares...............     0.50%
Tax-Exempt Money Market Fund -- Investor Shares....     0.50%
Government Money Market Fund -- Institutional
  Shares...........................................     0.15%
Institutional Cash Reserves Fund...................     0.15%
Money Market Fund -- Institutional Shares..........     0.15%
Tax-Exempt Money Market Fund -- Institutional
  Shares...........................................     0.15%
Government Money Market Fund -- Service Shares.....     0.40%
Money Market Fund -- Service Shares................     0.40%
Tax-Exempt Money Market Fund -- Service Shares.....     0.40%

     JCM has contractually agreed until March 1, 2006, to reduce the administration fee it receives from the money market funds to (i) the annual rate of 0.05% and 0.30% of the average daily net assets of Institutional and Service Shares, respectively, of Janus Government Money Market Fund; (ii) the annual rate of 0.08% of the average daily net assets of Janus Institutional Cash Reserves Fund; and (iii) the annual rate of 0.08% and 0.33% of the average daily net assets of Institutional and Service Shares, respectively, of Janus Money Market Fund and Janus Tax-Exempt Money Market Fund. JCM anticipates continuing such waivers on a voluntary basis after March 1, 2006.

     JCM intends to continue to provide the same administrative services after implementation of the investment advisory agreements, as proposed to be amended (discussed in Proposals 3.a. and 3.b. above). The fees paid to JCM by each Fund, if any, for administrative services, as applicable, including in the aggregate with the current investment advisory fee paid by each Fund, for the fiscal year ended October 31, 2004, (semiannual period ended April 30, 2005 for Janus Research Fund and Janus Triton Fund) are shown in the table below.

                                               FEES PAID TO JCM
                                          --------------------------
                                          ADMINISTRATIVE   AGGREGATE
                                           SERVICE FEES      FEES
FUND                                          000'S          000'S
----                                      --------------   ---------
Janus Balanced Fund.....................         N/A        $20,059
Janus Contrarian Fund...................         N/A        $16,155
Janus Core Equity Fund..................         N/A        $ 4,146
Janus Enterprise Fund...................         N/A        $11,615
Janus Federal Tax-Exempt Fund...........         N/A        $   310
Janus Flexible Bond Fund................         N/A        $ 7,113
Janus Fund..............................         N/A        $99,852
Janus Global Life Sciences Fund.........         N/A        $ 8,333

                                               FEES PAID TO JCM
                                          --------------------------
                                          ADMINISTRATIVE   AGGREGATE
                                           SERVICE FEES      FEES
FUND                                          000'S          000'S
----                                      --------------   ---------
Janus Global Opportunities Fund.........         N/A        $ 1,132
Janus Global Technology Fund............         N/A        $ 9,581
Janus Government Money Market Fund......     $ 2,065        $ 3,093
Janus Growth and Income Fund............         N/A        $35,672
Janus High-Yield Fund...................         N/A        $ 3,913
Janus Institutional Cash Reserves
  Fund..................................     $ 1,551        $ 3,768
Janus Mercury Fund......................         N/A        $32,393
Janus Mid Cap Value Fund................     $ 1,320        $17,812
Janus Money Market Fund.................     $15,035        $24,316
Janus Olympus Fund......................         N/A        $16,664
Janus Orion Fund........................         N/A        $ 3,494
Janus Overseas Fund.....................         N/A        $16,157
Janus Research Fund.....................         N/A        $     0
Janus Risk-Managed Stock Fund...........     $    65        $   340
Janus Short-Term Bond Fund..............         N/A        $   864
Janus Small Cap Value Fund..............     $ 1,558        $21,882
Janus Tax-Exempt Money Market Fund......     $   653        $   835
Janus Triton Fund.......................         N/A        $     0
Janus Twenty Fund.......................         N/A        $60,268
Janus Venture Fund......................         N/A        $ 8,770
Janus Worldwide Fund....................         N/A        $58,977

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Based on the Audit Committee's recommendation, the Board of Trustees, including all of the Independent Trustees, selected PricewaterhouseCoopers LLP ("PWC") as the Trust's independent registered public accounting firm during the Trust's current fiscal year. In accordance with Independence Standards Board Standard No. 1 ("ISB No. 1"), PWC has confirmed to the Trust's Audit Committee that it is an independent registered accounting firm with respect to the Funds. Representatives of PWC will be available at the Meeting to answer appropriate questions concerning the Trust's financial statements and will have an opportunity to make a statement if they so choose.

     As the independent registered public accounting firm for the Trust, PWC performs audit services for the Trust, including the audit of the Trust's annual financial statements, reviews of the Trust's annual reports, semiannual reports, quarterly portfolio holdings reports and registration statement amendments. PWC may also provide other audit-related, non-audit and tax-related services to the Funds.

     The Trust's Audit Committee must pre-approve all audit and non-audit services provided by PWC to the Funds. The Trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Audit Committee's consideration of any non-audit services provided by PWC. The policies and procedures require that any audit and non-audit service provided to the Funds by PWC and any non-audit service provided by PWC to JCM and entities controlling, controlled by, or under common control with JCM that provide ongoing services to the Funds (collectively, "Fund Service Providers") that relate directly to the operations and financial reporting of a Fund ("Covered Services") are subject to approval by the Audit Committee before such service is provided. The Chairman of the Audit Committee (or, in his absence, any Audit Committee member) is authorized to grant such pre-approval in the interim between regularly scheduled meetings of the Audit Committee. In such case, the Chairman must report the pre-approval to the Audit Committee no later than its next meeting.

     Pre-approval of non-audit services provided by PWC to the Trust and Fund Service Providers is not required if: (i) the services were not recognized by JCM at the time of the engagement as non-audit services; (ii) for non-audit services provided to the Trust, the aggregate fees paid for all such non-audit services provided to the Trust are no more than 5% of the total fees paid by the Trust to the independent auditor during the fiscal year in which the non-audit services are provided; (iii) for non-audit services provided to Fund Service Providers, the aggregate fees for all such non-audit services provided are no more than 5% of the total fees paid by the Trust and Fund Service Providers during the fiscal year of the Trust in which the non-audit services are provided; and (iv) such services are promptly brought to the attention of the Audit Committee by JCM, and the Audit Committee or its delegate approves them prior to the completion of the audit (the "de minimis exception").

     In circumstances where the Trust's Audit Committee did not pre-approve certain non-audit services that were rendered by PWC to any Fund Service Provider that did not relate directly to the operations and financial reporting of a Janus Fund ("Non-Covered Service"), the Trust's Audit Committee will consider whether the provision of such non-audit service by PWC is compatible with maintaining PWC's independence in auditing the Funds, taking into account representations from PWC, in accordance with ISB No. 1, regarding its independence from the Funds and their related entities. There were no non-audit services provided to a Fund Service Provider by PWC that were not pre-approved by the Audit Committee.

     Audit Fees. In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Audit Fees billed by PWC for professional services rendered for the audits of the financial statements of each Fund, or services that are normally provided by PWC in connection with statutory and regulatory filings or engagements for those fiscal years for the Trust, are shown in the table below.

                2004(A)                                2003(A)
                -------                                -------
                $617,250                               $646,600

---------------

(A)  Aggregate amounts may reflect rounding.

     Audit-Related Fees. In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Audit-Related Fees billed by PWC for services rendered for assurance and related services to each Fund that are reasonably related to the performance of the audit or review of the Funds' financial statements, but not reported as Audit Fees, are shown in the table below.

                2004(A)                                2003(A)(B)
                -------                                ----------
                $0                                      $  8,500

---------------

(A)  Aggregate amounts may reflect rounding.
(B) Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

     In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Audit-Related Fees that were billed by PWC that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers for assurance and related services that relate directly to the operations and financial reporting of the Funds that are reasonably related to the performance of the audit or review of the Funds' financial statements, but not reported as Audit Fees, are shown in the table below.

                2004(A)                                2003(A)(B)
                -------                                ----------
                $112,250                                $231,395

---------------

(A)  Aggregate amounts may reflect rounding.
(B) Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

     Fees included in the audit-related category consist of assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions and semiannual financial statement disclosure review.

     No amounts were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 for the Trust. There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 for the Trust, on behalf of the Fund Service Providers, that relate directly to the operations and financial reporting of each Fund.

     Tax Fees. In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Tax Fees billed by PWC for professional services rendered for tax compliance, tax advice, and tax planning for the Funds are shown in the table below.

                2004(A)                                2003(A)(B)
                -------                                ----------
                $107,267                                $112,030

---------------

(A)  Aggregate amounts may reflect rounding.
(B) Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

     In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Tax Fees billed by PWC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of the Funds are shown in the table below.

                2004(A)                               2003(A)(B)
                -------                               ----------
                $32,860                                $32,017

---------------

(A)  Aggregate amounts may reflect rounding.
(B) Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

     Fees included in the Tax Fees category consist of all services performed by professional staff in PWC's tax division, except those services related to the audit. Typically, this category includes fees for tax compliance, tax planning, and tax advice. Tax fees include amounts for tax advice related to mergers and acquisitions and requests for ruling or technical advice from taxing authorities.

     No amounts were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 for the Trust. There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 for the Trust, on behalf of the Fund Service Providers, that relate directly to the operations and financial reporting of each Fund.

     All Other Fees. In each of the fiscal years ended October 31, 2004 and October 31, 2003, there were no Other Fees billed by PWC for other non-audit services rendered to the Funds.

     In each of the fiscal years ended October 31, 2004 and October 31, 2003, there were no Other Fees billed by PWC that were required to be approved by the Audit Committee for other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Funds.

     No amounts were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 for the Trust. There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 for the Trust, on behalf of the Fund Service Providers, that relate directly to the operations and financial reporting of each Fund.

     For the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate fees billed by PWC of $0 and $119,000, respectively, for non-audit services rendered on behalf of the Funds, JCM and Fund Service Providers relating to Covered and Non-Covered Services, are shown in the table below.

                     2004(A)                                 2003(A)(B)
     ---------------------------------------   ---------------------------------------
     COVERED SERVICES   NON-COVERED SERVICES   COVERED SERVICES   NON-COVERED SERVICES
     ----------------   --------------------   ----------------   --------------------
            $0                   $0                $119,000                $0

---------------

(A)  Aggregate amounts may reflect rounding.
(B) Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

                             ADDITIONAL INFORMATION

QUORUM AND VOTING

     Each holder of a whole or fractional share shall be entitled to one vote for each whole or fractional dollar value of net asset value held in such shareholder's name. The net asset value of each class of each Fund, as applicable, as of the Record Date, is provided in Exhibit L to this Proxy Statement.

     If you are not the owner of record, but your shares are instead held for your benefit by a financial intermediary such as a retirement plan service provider, broker-dealer, bank trust department, insurance company or other financial intermediary, that financial intermediary may request that you instruct it how to vote the shares you beneficially own. Your financial intermediary will provide you with additional information.

     Thirty percent of the outstanding shares entitled to vote at the Meeting with respect to each Fund or the Trust, as applicable, shall be a quorum for the transaction of business at the Meeting. Any lesser number is sufficient for adjournments. Quorum with respect to each proposal is described in greater detail below. In the event that the necessary quorum to transact business or the vote required to obtain any proposal is not obtained at the Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the

Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to that proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the applicable Fund, present in person or by proxy at the Meeting. If a quorum is not present, the persons named as proxies will vote those proxies that they are entitled to vote "FOR" each item for the proposed adjournment, and will vote those proxies required to be voted "AGAINST" each item against the adjournment.

     "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and "broker non-votes" are treated as shares that are present, but will not be voted for or against any adjournment or proposal. For purposes of voting on a proposal, abstentions and "broker non-votes" will not be counted in favor of, but will have no other effect on, Proposal 1, for which the required vote is a plurality (the greatest number) of the votes cast. For all Proposals except Proposal 1, abstentions and "broker non-votes" effectively will be votes against these Proposals.

  PROPOSAL 1: ELECTING TRUSTEES

     Shareholders of each Fund will vote together. The presence in person or by proxy of the holders of record of 30% of the Funds' aggregate total shares outstanding and entitled to vote constitutes a quorum at the Meeting with respect to this Proposal.

  PROPOSAL 2: ELIMINATION OF FUNDAMENTAL POLICY, JANUS FLEXIBLE BOND FUND ONLY

     Shareholders of Janus Flexible Bond Fund will vote together. The presence in person or by proxy of the holders of record of 30% of Janus Flexible Bond Fund's aggregate total shares outstanding and entitled to vote constitutes a quorum with respect to this Proposal.

  PROPOSALS 3.A. AND 3.B.: APPROVAL OF AMENDED INVESTMENT ADVISORY AGREEMENTS

     Shareholders of each Fund (except Janus Mid Cap Value Fund, Janus Risk-Managed Stock Fund, and Janus Small Cap Value Fund) will vote separately on Proposal 3.a. Shareholders of Janus Contrarian Fund, Janus Mercury Fund, Janus Mid Cap Value Fund, Janus Research Fund, Janus Risk-Managed Stock Fund, and Janus Worldwide Fund will vote separately on Proposal 3.b. The presence in person or by proxy of the holders of record of 30% of each applicable Fund's shares outstanding and entitled to vote at the Meeting constitutes a quorum with respect to these Proposals.

     Approval of Proposal 3.b.i. by shareholders of Janus Contrarian Fund is contingent upon approval of the same proposal for shareholders of Janus Adviser Contrarian Fund, a series of JAD, with respect to a proposed amendment to the current investment advisory agreement for that fund described in a separate proxy statement. Approval of Proposal 3.b.iii. by shareholders of Janus Mid Cap Value Fund is contingent upon approval of the same proposal for shareholders of Janus Adviser Mid Cap Value Fund, a series of JAD, and Mid Cap Value Portfolio, a series of JAS, with respect to separate proposed amendments to the current investment advisory agreements for those funds described in separate proxy statements. Approval of Proposal 3.b.v. by shareholders of Janus Risk-Managed Stock Fund is contingent upon approval of the same proposal for shareholders of Janus Adviser Risk-Managed Core Fund, a series of JAD, and Risk-Managed Core Portfolio, a series of JAS, with respect to separate proposed amendments to the current investment advisory agreements for those funds described in separate proxy statements. Approval of Proposal 3.b.vi. by shareholders of Janus Worldwide Fund is contingent upon approval of the same proposal for shareholders of Janus Adviser Worldwide Fund, a series of JAD, and Worldwide Growth Portfolio, a series of JAS, with respect to separate proposed amendments to the current investment advisory agreements for those funds described in separate proxy statements.

  PROPOSAL 4: APPROVAL OF AMENDED SUB-ADVISORY AGREEMENT, JANUS RISK-MANAGED STOCK FUND ONLY

     Shareholders of Janus Risk-Managed Stock Fund will vote together on Proposal 4. The presence in person or by proxy of the holders of record of 30% of the Fund's shares outstanding and entitled to vote at the Meeting constitutes a quorum with respect to this Proposal. Approval of Proposal 4 is contingent upon approval of the Proposed Amendment to the Current Advisory Agreement by shareholders of Janus Risk-Managed Stock Fund as described in Proposal 3.b.v. above.

     With respect to Proposals 3.b. and 4, in addition to obtaining the required shareholder approval, implementation of the Proposed Amendment for each applicable Fund (described in Proposal 3.b.) and the Proposed Amended Sub-Advisory Agreement for Janus Risk-Managed Stock Fund (described in Proposal
4) is subject to an amendment to JCM's settlement order entered into with the Office of the Attorney General of the State of New York ("NYAG") in August 2004 (the "Order"). Under the Order, JCM agreed that it would reduce the net management fee rates paid by certain Janus Funds by $25 million a year over a five-year period commencing July 1, 2004 and that such reduced fee rates may not be increased during that period. In order to be able to implement the proposed performance fee structures for various Funds, the Independent Trustees requested the NYAG to amend the Order to allow JCM to charge such fees. The NYAG has agreed in principle to that request, and JCM and the NYAG are in the process of amending the Order accordingly.

SHARE OWNERSHIP

     The number of outstanding shares and net assets of each class of each Fund, as applicable, as of the close of business on the Record Date, is attached in Exhibit L to this Proxy Statement.

     Exhibit M to this Proxy Statement sets forth the beneficial owners of more than 5% of each class (as applicable) of each Fund's shares. To the best of the Trust's knowledge, as of September 1, 2005, no person beneficially owned more than 5% of any class of a Fund's outstanding shares, except as stated in Exhibit
M. To the best knowledge of the Trust, entities shown in Exhibit M as owning 25% or more of a class of a Fund, unless otherwise indicated, are not the beneficial owners of such shares.

SOLICITATION OF PROXIES

     The cost of preparing, printing and mailing the proxy card(s) and this Proxy Statement and all other costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone, or otherwise, will be allocated between JCM and the Janus Funds, with each Fund bearing a portion of the total cost. JCM will pay the costs associated with solicitation of proxies for the election of Trustees. The Janus Funds will pay all other costs allocated among the Janus Funds on the basis of relative net assets. In addition to solicitation by mail, officers and representatives of the Funds, officers and employees of JCM or its affiliates and certain financial services firms and their representatives, without extra compensation, may conduct additional solicitations personally, by telephone, or by any other means available.

     JCM has engaged Computershare, a professional proxy solicitation firm, to assist in the solicitation of proxies for the Janus Funds, at an estimated cost of $5.4 million, plus expenses. Such expenses shall be allocated between the Janus Funds and JCM as described above.

     Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals on behalf of the Funds and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Funds for their expenses to the extent the Funds would have directly borne those expenses. Among other things, Computershare will be (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

     As the Meeting date approaches, certain shareholders whose votes have not been received, may receive telephone calls from a representative of Computershare. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Funds believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder's full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and proxy card(s) in the mail. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on such proposals. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote. The Computershare representative may read any recommendation set forth in this Proxy Statement. The Computershare representative will record the shareholder's instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call Computershare immediately if his or her instructions are not accurately reflected in the confirmation.

     Telephone Touch-Tone Voting. Shareholders may provide their voting instructions through telephone touch-tone voting. Follow the instructions in the proxy materials using the proxy card as a guide. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

     Internet Voting. Shareholders may provide their voting instructions through Internet voting. Follow the instructions on the enclosed proxy card(s). Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet link, will, upon request, receive an e-mail confirming their voting instructions.

     If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement in the postage paid envelope provided, or attend the Meeting in person. Shareholders requiring additional information regarding the proxy or replacement proxy card(s), may contact Computershare at 1-866-340-4019. Any proxy given by a shareholder is revocable until voted at the Meeting.

     Revoking a Proxy. Any shareholder submitting a proxy has the power to revoke it at any time before it is exercised by submitting to the Secretary of the Trust at the address indicated on page 1 of this Proxy Statement, a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, for each proposal referred to in the Proxy Statement.

     Shares Held By Accounts of Insurance Companies. Shares of the Funds may be held by certain separate accounts of insurance companies to fund benefits payable under certain variable annuity contracts and variable life insurance policies. Your insurance company may request that you provide it with voting instructions for your beneficially held shares of any such separate account. If you do not provide voting instructions to your insurance company, it may vote all of the shares held in that separate account in the same proportions as the voting actually received from other variable contract holders for that separate account.

PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of a Fund's portfolio securities are placed on behalf of each Fund by JCM, or its agent. INTECH has authority to place trades on behalf of Janus Risk-Managed Stock Fund. With respect to Janus Mid Cap Value Fund and Janus Small Cap Value Fund, JCM places portfolio transactions solely upon Perkins' direction. The policy of each of JCM, INTECH and Perkins is to seek "best execution" of each trade. In seeking best execution on trades for Janus Mid Cap Value Fund and Janus Small Cap Value Fund, JCM acts on behalf of and in consultation with Perkins. The Funds do not allocate portfolio transactions on the basis of the sale of Fund shares, although brokerage firms whose customers purchase shares of the Funds may execute transactions for the Funds and receive brokerage commissions.

     The Trustees have authorized JCM to place trades with an affiliated broker. JCM has not placed any trades with an affiliated broker since June 16, 2004. However, prior to June 16, 2004, JCM was affiliated with DST Securities, Inc. ("DSTS"), a wholly-owned subsidiary of DST Systems, Inc. ("DST"), and placed trades on behalf of the Funds through DSTS. As authorized by the Trustees, JCM placed trades with DSTS when it reasonably believed that the quality of the execution and the associated commission were fair and reasonable and when, overall, the associated transaction costs, net of any credits discussed below, were lower than the net costs that would be incurred through other brokerage firms that provide comparable execution. Brokerage commissions paid on transactions executed through DSTS were normally used as a means to reduce Fund expenses by generating credits to offset the license fees charged to a Fund by DST for the use of its shareholder accounting system. The table below sets forth the fees paid to DSTS for the Funds' fiscal year ended October 31, 2004. Funds not listed below did not pay any fees to DSTS.

                        AGGREGATE COMMISSIONS   PERCENT OF AGGREGATE BROKERAGE
FUND                        PAID TO DSTS           COMMISSIONS PAID BY FUND
----                    ---------------------   ------------------------------
Janus Balanced Fund...         $ 6,000                      1.48%
Janus Contrarian
  Fund................         $ 5,800                      1.33%
Janus Global
  Technology Fund.....         $ 6,266                      2.94%
Janus Growth and
  Income Fund.........         $12,000                      1.10%
Janus Mercury Fund....         $22,505                      2.79%
Janus Olympus Fund....         $ 9,169                      1.09%
Janus Worldwide Fund..         $33,215                      1.42%

LEGAL MATTERS

     Information regarding material pending legal proceedings involving JCM or any Fund is attached as Exhibit N to this Proxy Statement.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

     The Funds are not required, and do not intend, to hold annual shareholder meetings. Shareholder meetings may be called from time to time as described in the Trust's Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws. Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a Fund's proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal must have been submitted within a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in a Fund's proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund within a reasonable time before the Fund begins to print and mail the proxy materials for that meeting. Shareholders wishing to submit a proposal for inclusion in a proxy statement subsequent to the Meeting, if any, should send their written proposal to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206 within a reasonable time before the Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement. The timely submission of a proposal does not guarantee its inclusion in the proxy materials.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

     The Annual Report to shareholders of each Fund, including financial statements of the Fund, has previously been sent to shareholders. EACH FUND PROVIDES ANNUAL AND SEMIANNUAL REPORTS TO ITS SHAREHOLDERS THAT HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. ADDITIONAL COPIES OF EACH FUND'S MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT ARE AVAILABLE, WITHOUT CHARGE, BY CALLING COMPUTERSHARE AT 1-866-340-4019, VIA THE INTERNET AT WWW.JANUS.COM, OR BY SENDING A WRITTEN REQUEST TO THE SECRETARY OF THE TRUST, 151 DETROIT STREET, DENVER, COLORADO 80206.

     To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings benefits the Funds through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the shareholder should contact the Funds' transfer agent, Janus Services, at 1-800-525-3713 or notify the Funds' transfer agent in writing at 151 Detroit Street, Denver, Colorado 80206.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Board of Trustees is not aware of any matters that will be presented for action at the Meeting other than the matters described in this Proxy Statement. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters in accordance with their best judgment in the interest of the Trust and/or Fund.

     PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) OR VOTE BY INTERNET OR TELEPHONE PROMPTLY. NO POSTAGE IS REQUIRED IF YOU MAIL YOUR PROXY CARD(S) IN THE UNITED STATES.

                                          By order of the Board of Trustees,

                                          /s/ Kelley Abbott Howes
                                          Kelley Abbott Howes
                                          Vice President, General Counsel
                                          and Secretary

                               INDEX OF EXHIBITS

EXHIBIT A:    Nominating and Governance Committee Charter

EXHIBIT B:    Nominee Share Ownership

EXHIBIT C:    Trust Officers and Their Principal Occupations

EXHIBIT D:    Form of Proposed Amended Advisory Agreement for Equity
              and Income Funds -- Conforming Amendments

EXHIBIT E:    Form of Proposed Amended Advisory Agreement for Money
              Market Funds -- Conforming Amendments

EXHIBIT F:    Form of Proposed Amended Advisory Agreement for Janus
              Contrarian Fund, Janus Mercury Fund, Janus Research Fund
              and Janus Worldwide Fund -- Performance Fees

EXHIBIT G:    Form of Proposed Amended Advisory Agreement for Janus
              Mid Cap Value Fund and Janus Risk-Managed Stock
              Fund -- Performance Fees

EXHIBIT H:    Principal Executive Officers of JCM and Their Principal
              Occupations

EXHIBIT I:    Other Funds Managed by JCM with Similar Investment
              Objectives

EXHIBIT J:    Form of Proposed Amended Sub-Advisory Agreement for
              Janus Risk-Managed Stock Fund

EXHIBIT K:    Principal Executive Officers and Directors of INTECH

EXHIBIT L:    Number of Outstanding Shares and Net Assets

EXHIBIT M:    5% Beneficial Owners of Shares

EXHIBIT N:    Legal Matters

                                                                       EXHIBIT A

                               JANUS ASPEN SERIES
                             JANUS INVESTMENT FUND
                              JANUS ADVISER SERIES

                  NOMINATING AND GOVERNANCE COMMITTEE CHARTER

             (ADOPTED DECEMBER 5, 2000; REVISED DECEMBER 10, 2001;
             REVISED DECEMBER 10, 2002; REVISED SEPTEMBER 16, 2003; REVISED MARCH 16, 2004; REVISED JUNE 15, 2004; REVISED JUNE 14, 2005)

I.  PURPOSE

     The Nominating and Governance Committee (the "Committee") is a committee of the Board of Trustees ("Trustees") of each of Janus Aspen Series, Janus Investment Fund, and Janus Adviser Series (each a "Trust" and, collectively, the "Trusts"). Its primary functions are to:

     - identify and recommend individuals for Trustee membership,

     - consult with management in planning Trustee meetings, and

     - oversee the administration of, and ensure compliance with, the Governance Procedures and Guidelines (the "Procedures and Guidelines") adopted by the Trusts as in effect from time to time.

II.  COMPOSITION

     The Committee shall be comprised of three or more Independent Trustees, who shall be designated by a majority vote of the Trustees. Independent Trustees are those Trustees of the Trusts who are not "interested persons" of the Trusts, as defined by the Investment Company Act of 1940, as amended (the "1940 Act") and who meet the standards for independence set forth in the Procedures and Guidelines.

     The members and Chairman of the Committee shall be elected by the Trustees annually and serve until their respective successors shall be duly elected and qualified.

III.  MEETINGS

     The Committee shall meet four times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Committee upon reasonable notice to the other members of the Committee. The presence in person or by telephone of a majority of the number of Committee members shall constitute a quorum at any meeting. If a quorum is not present, the member(s) of the Committee who is/are present may select any other Independent Trustee(s) to serve on the Committee for such meeting to constitute a quorum. The Committee may ask management and representatives of the servicing agents to attend meetings and provide pertinent information as appropriate.

IV.  RESPONSIBILITIES AND DUTIES

     In performing its duties, the Committee will maintain effective working relationships with the Trustees and management. To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership. Each Committee member will also achieve an understanding of the Trusts' separation of duties and responsibilities among the investment adviser, custodian, transfer agent, fund accounting function and principal accounting officer, and the risks associated with such responsibilities. The duties and responsibilities of a Committee member shall be in addition to his or her duties as a Trustee and include responsibility to prepare for, attend, and actively participate in Committee meetings. Members may pursue training related to their responsibilities.

  A.  TRUSTEE NOMINATIONS, ELECTIONS, AND TRAINING

     The Committee shall:

     1. Identify and nominate candidates for appointment as Trustees of the Trusts. The principal criterion for selection of candidates is their ability to contribute to the overall functioning of the Boards and to carry out the responsibilities of the Trustees. The Trustees, collectively, should represent a broad cross section of backgrounds, functional disciplines, and experience. In addition, in considering a potential candidate's qualifications to serve as a Trustee of a Trust, the Committee may take into account a wide variety of criteria, including, but not limited to:

          (a) The candidate's knowledge in matters related to the investment company industry;

          (b) The candidate's relevant experience, including as a director or senior officer of public or private companies, or service as a director/trustee of a registered investment company;

          (c) The candidate's educational background;

          (d) The candidate's reputation for high ethical standards and personal and professional integrity;

          (e) Any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Trustees' existing mix of skills and qualifications;

          (f) The candidate's willingness to serve, and willingness and ability to commit the time necessary for the performance of the duties of a Trustee, including high attendance at regular and special meetings and participation in committee activities as needed;

          (g) The candidate must exhibit stature commensurate with the responsibility of representing Fund shareholders;

          (h) If the nomination is for an "independent" trustee, the candidate must not be considered an "interested" person of the Fund, Janus Capital Manage-ment LLC ("Janus Capital") or any sub-adviser to a Fund, as defined under the 1940 Act;

          (i) The candidate must otherwise be qualified under applicable laws and regulations to serve as a trustee of the applicable Trust; and

          (j) Such other criteria as the Committee determines to be relevant in light of the existing composition of the Board, number of Board members and any anticipated vacancies or other factors.

     Although Janus Capital, current Trustees, current shareholders of a Fund and any other person or entity that may be deemed necessary or desirable by the Committee, may submit to the Committee suggested candidates for Trustees, neither the Committee nor the Independent Trustees as a group shall consider those candidates on a preferential basis as opposed to other possible candidates. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trusts' Secretary in accordance with the Procedures for Consideration of Trustee Candidates Submitted by Shareholders ("Shareholder Nomination Procedures") attached as Appendix 1. The Trusts' Secretary will forward all such recommendations to the Chairman of the Committee (or his designee) promptly upon receipt, and, for shareholder recommendations, in accordance with the Shareholder Nomination Procedures.

     The Committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner by which the Committee will evaluate nominees when the nominee is submitted by a shareholder.

     The Committee reserves the right to make the final selection regarding the nomination of any Trustee of a Trust and to recommend such nomination to the Independent Trustees of the applicable Trust.

     2. Review periodically the composition and size of the Board of Trustees to determine whether it may be appropriate to add individuals with backgrounds or skill sets different from those of the current Trustees.

     3. Oversee arrangements for orientation of new Independent Trustees, continuing education for the Independent Trustees, and an annual evaluation of the performance of the Independent Trustees in accordance with the Procedures and Guidelines.

  B.  COMMITTEE NOMINATIONS AND FUNCTIONS

     The Committee shall:

     1. Identify and recommend individuals for membership on all committees, recommend individuals to chair committees, and review committee assignments at least annually.

     2. Review as necessary the responsibilities of each committee, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized.

  C.  GOVERNANCE OVERSIGHT

     The Committee shall:

     1. Oversee the governance processes and activities of the Trustees to assure conformity to the Procedures and Guidelines.

     2. Recommend an Independent Trustee of the Trust for appointment by the Trustees as Chairman of the Trustees, as described in each Trust's Declaration of Trust or Trust Instrument, or by-laws. The Chairman of the Trustees may perform the following functions:

          (a) Act as the primary contact between Janus Capital and the Trustees, undertaking to meet or confer periodically with members of the Janus Capital executive team regarding matters related to the operations and performance of the Trusts;

          (b) Coordinate the Trustees' use of outside resources, including consultants or other professionals;

          (c) Coordinate an annual schedule of portfolio reports to the Trustees;

          (d) Conduct the Trustee meetings;

          (e) Confer with Janus Capital personnel and counsel for the Independent Trustees in planning agendas for regular board and committee meetings; and

          (f) Perform such other duties as the Independent Trustees may determine from time to time.

     3. Review annually the Procedures and Guidelines, and recommend changes, if any, to the Trustees.

  D.  TRUSTEE MEETING PLANNING

     The Committee shall consult with management in planning Trustee meetings and may from time to time recommend agenda items, or request presentations from particular service providers, consultants, or portfolio managers, either to the Committee or the Trustees.

  E.  OTHER RESPONSIBILITIES AND DUTIES

     The Committee shall:

     1. Review annually the compensation of the Independent Trustees and determine whether to recommend to the Trustees any change in the schedule of compensation. The Committee may also recommend that the Trustees authorize the payment of supplemental compensation to any one or more Independent Trustees in view of special responsibilities assumed, services rendered or any other appropriate factors.

     2. Authorize and oversee investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to use Trust assets to retain independent counsel, consultants, and other professionals to assist in the conduct of any investigation. Janus Capital will report the use of Trust assets for such purpose quarterly to the Trustees.

     3. Review this Charter at least annually and recommend changes, if any, to the Trustees.

     4. Perform any other activities consistent with this Charter, each Trust's Declaration of Trust or Trust Instrument, by-laws, and governing law as the Committee or the Trustees deem necessary or appropriate.

     5. Maintain minutes of its meetings and report to the Trustees.

                                                                      APPENDIX 1

                             JANUS INVESTMENT FUND
                               JANUS ASPEN SERIES
                              JANUS ADVISER SERIES
           (EACH A "TRUST," AND COLLECTIVELY, THE "TRUSTS," AND EACH
                          SERIES OF A TRUST, A "FUND")

  PROCEDURES FOR CONSIDERATION OF TRUSTEE CANDIDATES SUBMITTED BY SHAREHOLDERS

                            (ADOPTED MARCH 16, 2004)

     The Trusts' Nominating and Governance Committee ("Committee") is responsible for identifying and nominating candidates for appointment as Trustees of the Trusts. Shareholders of a Fund may submit names of potential candidates for nomination as Trustee of a Trust in accordance with these Procedures.

     A candidate for nomination as Trustee of a Trust submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee's consideration unless the following qualifications have been met and procedures followed:

          1. A shareholder of a Fund who wishes to nominate a candidate for election to a Trust's Board of Trustees ("Nominating Shareholder") must submit any such recommendation in writing via regular mail to the attention of the Secretary of the Trust, at the address of the principal executive offices of the Trust ("Shareholder Recommendation").

          2. The Shareholder Recommendation must include: (i) the class or series and number of all shares of the Fund owned beneficially or of record by the Nominating Shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate's education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an "interested person" (as such term is defined in the Investment Company Act of 1940, as amended) of the Fund, Janus Capital Management LLC, or any sub-adviser to a Fund, and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee of the Trust, if elected; (v) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made, and if none, so specify; (vi) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) such other information that would be helpful to the Committee in evaluating the candidate.

          3. The Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 2 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve as a Trustee of a Trust. If the Nominating Shareholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Committee is not required to consider such candidate.

     Unless otherwise specified by the Committee chairman (or his designee) or by outside counsel to the independent Trustees, the Secretary of the Trust (or her designee) will promptly forward all Shareholder Recommendations to the Committee chairman (or his designee) and the outside counsel to the independent Trustees of the Trust, indicating whether the Shareholder Recommendation has been properly submitted pursuant to these Procedures.

     Recommendations for candidates as Trustees of a Trust will be evaluated, among other things, in light of whether the number of Trustees is expected to change and whether the Trustees expect any vacancies. When the Committee is not actively recruiting new Trustees, Shareholder Recommendations will be kept on file until active recruitment is under way.

                                                                       EXHIBIT B

                            NOMINEE SHARE OWNERSHIP

     The following tables set forth, as of September 13, 2005, the number of shares and dollar range of equity securities beneficially owned by each Trustee and nominee in the Funds and the aggregate dollar range of equity securities beneficially owned by the Trustees and nominees in any fund overseen or to be overseen by the Trustees or nominees within the Janus family of funds (65 funds as of September 13, 2005).

                                DOLLAR                              DOLLAR
                           RANGE OF EQUITY       SHARES        RANGE OF EQUITY     SHARES
NAME OF TRUSTEES/NOMINEES  SECURITIES OWNED       OWNED        SECURITIES OWNED    OWNED
-------------------------  ----------------  ---------------   ----------------  ----------
Independent Trustees              Janus Balanced Fund             Janus Contrarian Fund
William F. McCalpin....     $10,001-$50,000          486.366         $1-$10,000     382.848
John W. McCarter, Jr. ..               None                0    $10,001-$50,000     906.775
Dennis B. Mullen.......                None                0      Over $100,000  14,699.671
James T. Rothe.........                None                0   $50,001-$100,000   4,751.789
William D. Stewart.....                None                0               None           0
Martin H. Waldinger....                None                0               None           0
Trustee Nominees
Jerome S. Contro.......                None                0               None           0
Linda S. Wolf..........                None                0               None           0
Interested Trustee
Thomas H. Bailey.......    $50,001-$100,000        2,561.178      Over $100,000  41,538.846

                                DOLLAR                              DOLLAR
                           RANGE OF EQUITY       SHARES        RANGE OF EQUITY     SHARES
NAME OF TRUSTEES/NOMINEES  SECURITIES OWNED       OWNED        SECURITIES OWNED    OWNED
-------------------------  ----------------  ---------------   ----------------  ----------
Independent Trustees            Janus Core Equity Fund            Janus Enterprise Fund
William F. McCalpin....                None                0    $10,001-$50,000     270.596
John W. McCarter, Jr. ..   $50,001-$100,000        3,402.813               None           0
Dennis B. Mullen.......                None                0      Over $100,000   2,887.446
James T. Rothe.........                None                0   $50,001-$100,000   2,050.256
William D. Stewart.....                None                0               None           0
Martin H. Waldinger....       Over $100,000        6,720.089               None           0
Trustee Nominees
Jerome S. Contro.......    $50,001-$100,000        2,284.000               None           0
Linda S. Wolf..........                None                0               None           0
Interested Trustee
Thomas H. Bailey.......       Over $100,000       11,462.806      Over $100,000  12,579.737

                                DOLLAR                              DOLLAR
                           RANGE OF EQUITY       SHARES        RANGE OF EQUITY     SHARES
NAME OF TRUSTEES/NOMINEES  SECURITIES OWNED       OWNED        SECURITIES OWNED    OWNED
-------------------------  ----------------  ---------------   ----------------  ----------
Independent Trustees                 Janus Federal               Janus Flexible Bond Fund
                                    Tax-Exempt Fund
William F. McCalpin....                None                0               None           0
John W. McCarter, Jr. ..               None                0               None           0
Dennis B. Mullen.......                None                0               None           0
James T. Rothe.........                None                0               None           0
William D. Stewart.....                None                0         $1-$10,000     476.604
Martin H. Waldinger....                None                0               None           0
Trustee Nominees
Jerome S. Contro.......                None                0               None           0
Linda S. Wolf..........                None                0               None           0
Interested Trustee
Thomas H. Bailey.......                None                0      Over $100,000  12,695.065

                                DOLLAR                              DOLLAR
                           RANGE OF EQUITY       SHARES        RANGE OF EQUITY     SHARES
NAME OF TRUSTEES/NOMINEES  SECURITIES OWNED       OWNED        SECURITIES OWNED    OWNED
-------------------------  ----------------  ---------------   ----------------  ----------
Independent Trustees                  Janus Fund                    Janus Global Life
                                                                      Sciences Fund
William F. McCalpin....                None                0         $1-$10,000     289.017
John W. McCarter, Jr. ..               None                0    $10,001-$50,000     575.705
Dennis B. Mullen.......                None                0      Over $100,000  10,008.108
James T. Rothe.........                None                0    $10,001-$50,000   2,454.668
William D. Stewart.....                None                0               None           0
Martin H. Waldinger....                None                0               None           0
Trustee Nominees
Jerome S. Contro.......                None                0               None           0
Linda S. Wolf..........                None                0               None           0
Interested Trustee
Thomas H. Bailey.......       Over $100,000       12,448.323      Over $100,000  10,008.108

                                DOLLAR                              DOLLAR
                           RANGE OF EQUITY       SHARES        RANGE OF EQUITY     SHARES
NAME OF TRUSTEES/NOMINEES  SECURITIES OWNED       OWNED        SECURITIES OWNED    OWNED
-------------------------  ----------------  ---------------   ----------------  ----------
Independent Trustees                 Janus Global                      Janus Global
                                  Opportunities Fund                 Technology Fund
William F. McCalpin....                None                0         $1-$10,000     346.821
John W. McCarter, Jr. ..    $10,001-$50,000          782.699    $10,001-$50,000     986.193
Dennis B. Mullen.......       Over $100,000        7,542.966      Over $100,000  16,589.998
James T. Rothe.........     $10,001-$50,000        2,192.911               None           0
William D. Stewart.....     $10,001-$50,000        3,034.778               None           0
Martin H. Waldinger....                None                0               None           0
Trustee Nominees
Jerome S. Contro.......                None                0               None           0
Linda S. Wolf..........                None                0               None           0
Interested Trustee
Thomas H. Bailey.......       Over $100,000       49,390.466      Over $100,000  10,220.241

                                DOLLAR                              DOLLAR
                           RANGE OF EQUITY       SHARES        RANGE OF EQUITY     SHARES
NAME OF TRUSTEES/NOMINEES  SECURITIES OWNED       OWNED        SECURITIES OWNED    OWNED
-------------------------  ----------------  ---------------   ----------------  ----------
Independent Trustees               Janus Government                  Janus Growth and
                                   Money Market Fund                   Income Fund
William F. McCalpin....                None                0               None           0
John W. McCarter, Jr. ..               None                0   $50,001-$100,000   2,162.603
Dennis B. Mullen.......                None                0               None           0
James T. Rothe.........                None                0               None           0
William D. Stewart.....                None                0               None           0
Martin H. Waldinger....                None                0               None           0
Trustee Nominees
Jerome S. Contro.......                None                0               None           0
Linda S. Wolf..........                None                0      Over $100,000   3,558.212
Interested Trustee
Thomas H. Bailey.......                None                0      Over $100,000   6,537.113

                                DOLLAR                              DOLLAR
                           RANGE OF EQUITY       SHARES        RANGE OF EQUITY     SHARES
NAME OF TRUSTEES/NOMINEES  SECURITIES OWNED       OWNED        SECURITIES OWNED    OWNED
-------------------------  ----------------  ---------------   ----------------  ----------
Independent Trustees             Janus High-Yield Fund           Janus Institutional Cash
                                                                      Reserves Fund
William F. McCalpin....                None                0               None           0
John W. McCarter, Jr. ..               None                0               None           0
Dennis B. Mullen.......                None                0               None           0
James T. Rothe.........                None                0               None           0
William D. Stewart.....                None                0               None           0
Martin H. Waldinger....                None                0               None           0
Trustee Nominees
Jerome S. Contro.......                None                0               None           0
Linda S. Wolf..........                None                0               None           0
Interested Trustee
Thomas H. Bailey.......       Over $100,000      162,993.262               None           0

                                DOLLAR                              DOLLAR
                           RANGE OF EQUITY       SHARES        RANGE OF EQUITY     SHARES
NAME OF TRUSTEES/NOMINEES  SECURITIES OWNED       OWNED        SECURITIES OWNED    OWNED
-------------------------  ----------------  ---------------   ----------------  ----------
Independent Trustees              Janus Mercury Fund             Janus Mid Cap Value Fund
William F. McCalpin....                None                0               None           0
John W. McCarter, Jr. ..               None                0               None           0
Dennis B. Mullen.......       Over $100,000        6,469.735               None           0
James T. Rothe.........                None                0               None           0
William D. Stewart.....                None                0               None           0
Martin H. Waldinger....                None                0               None           0
Trustee Nominees
Jerome S. Contro.......                None                0   $50,001-$100,000   2,344.000
Linda S. Wolf..........                None                0               None           0
Interested Trustee
Thomas H. Bailey.......       Over $100,000       26,580.273               None           0

                                DOLLAR                              DOLLAR
                           RANGE OF EQUITY       SHARES        RANGE OF EQUITY     SHARES
NAME OF TRUSTEES/NOMINEES  SECURITIES OWNED       OWNED        SECURITIES OWNED    OWNED
-------------------------  ----------------  ---------------   ----------------  ----------
Independent Trustees            Janus Money Market Fund             Janus Olympus Fund
William F. McCalpin....       Over $100,000      110,463.590               None           0
John W. McCarter, Jr. ..         $1-$10,000        5,232.740               None           0
Dennis B. Mullen.......                None                0      Over $100,000   5,001.301
James T. Rothe.........          $1-$10,000            6.540               None           0
William D. Stewart.....       Over $100,000      273,881.950               None           0
Martin H. Waldinger....                None                0               None           0
Trustee Nominees
Jerome S. Contro.......                None                0               None           0
Linda S. Wolf..........                None                0               None           0
Interested Trustee
Thomas H. Bailey.......       Over $100,000  221,496,300.250      Over $100,000  12,418.612

                                DOLLAR                              DOLLAR
                           RANGE OF EQUITY       SHARES        RANGE OF EQUITY     SHARES
NAME OF TRUSTEES/NOMINEES  SECURITIES OWNED       OWNED        SECURITIES OWNED    OWNED
-------------------------  ----------------  ---------------   ----------------  ----------
Independent Trustees               Janus Orion Fund                Janus Overseas Fund
William F. McCalpin....                None                0         $1-$10,000     205.423
John W. McCarter, Jr. ..               None                0    $10,001-$50,000     559.503
Dennis B. Mullen.......                None                0   $50,001-$100,000   2,996.404
James T. Rothe.........                None                0               None           0
William D. Stewart.....                None                0               None           0
Martin H. Waldinger....                None                0               None           0
Trustee Nominees
Jerome S. Contro.......                None                0               None           0
Linda S. Wolf..........                None                0      Over $100,000   4,445.235
Interested Trustee
Thomas H. Bailey.......       Over $100,000       20,059.018    $10,001-$50,000   1,175.164

                                DOLLAR                              DOLLAR
                           RANGE OF EQUITY       SHARES        RANGE OF EQUITY     SHARES
NAME OF TRUSTEES/NOMINEES  SECURITIES OWNED       OWNED        SECURITIES OWNED    OWNED
-------------------------  ----------------  ---------------   ----------------  ----------
Independent Trustees              Janus Research Fund            Janus Risk-Managed Stock
                                                                           Fund
William F. McCalpin....          $1-$10,000          495.050    $10,001-$50,000     940.245
John W. McCarter, Jr. ..               None                0    $10,001-$50,000   2,001.045
Dennis B. Mullen.......    $50,001-$100,000        7,293.578               None           0
James T. Rothe.........     $10,001-$50,000        2,000.000   $50,001-$100,000   4,304.566
William D. Stewart.....       Over $100,000       19,607.844      Over $100,000  60,300.032
Martin H. Waldinger....                None                0      Over $100,000  21,022.739
Trustee Nominees
Jerome S. Contro.......                None                0               None           0
Linda S. Wolf..........                None                0               None           0
Interested Trustee
Thomas H. Bailey.......     $10,001-$50,000        2,475.248               None           0

                                DOLLAR                              DOLLAR
                           RANGE OF EQUITY       SHARES        RANGE OF EQUITY     SHARES
NAME OF TRUSTEES/NOMINEES  SECURITIES OWNED       OWNED        SECURITIES OWNED    OWNED
-------------------------  ----------------  ---------------   ----------------  ----------
Independent Trustees          Janus Short-Term Bond Fund         Janus Small Cap Value Fund
William F. McCalpin....     $10,001-$50,000        8,798.135               None           0
John W. McCarter, Jr. ..               None                0               None           0
Dennis B. Mullen.......                None                0               None           0
James T. Rothe.........                None                0    $10,001-$50,000   1,378.348
William D. Stewart.....                None                0               None           0
Martin H. Waldinger....                None                0               None           0
Trustee Nominees
Jerome S. Contro.......                None                0               None           0
Linda S. Wolf..........                None                0               None           0
Interested Trustee
Thomas H. Bailey.......                None                0               None           0

                                DOLLAR                              DOLLAR
                           RANGE OF EQUITY       SHARES        RANGE OF EQUITY     SHARES
NAME OF TRUSTEES/NOMINEES  SECURITIES OWNED       OWNED        SECURITIES OWNED    OWNED
-------------------------  ----------------  ---------------   ----------------  ----------
Independent Trustees         Janus Tax-Exempt Money Market          Janus Triton Fund
                                         Fund
William F. McCalpin....                None                0               None           0
John W. McCarter, Jr. ..               None                0               None           0
Dennis B. Mullen.......                None                0   $50,001-$100,000   7,276.867
James T. Rothe.........     $10,001-$50,000       32,827.320    $10,001-$50,000   1,998.002
William D. Stewart.....                None                0               None           0
Martin H. Waldinger....                None                0               None           0
Trustee Nominees
Jerome S. Contro.......                None                0               None           0
Linda S. Wolf..........                None                0               None           0
Interested Trustee
Thomas H. Bailey.......                None                0    $10,001-$50,000   2,467.917

                                DOLLAR                              DOLLAR
                           RANGE OF EQUITY       SHARES        RANGE OF EQUITY     SHARES
NAME OF TRUSTEES/NOMINEES  SECURITIES OWNED       OWNED        SECURITIES OWNED    OWNED
-------------------------  ----------------  ---------------   ----------------  ----------
Independent Trustees               Janus Twenty Fund                Janus Venture Fund
William F. McCalpin....                None                0               None           0
John W. McCarter, Jr. ..               None                0               None           0
Dennis B. Mullen.......                None                0               None           0
James T. Rothe.........                None                0               None           0
William D. Stewart.....                None                0               None           0
Martin H. Waldinger....                None                0               None           0
Trustee Nominees
Jerome S. Contro.......                None                0               None           0
Linda S. Wolf..........                None                0               None           0
Interested Trustee
Thomas H. Bailey.......       Over $100,000        2,108.779   $50,001-$100,000   1,355.357

                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                        DOLLAR                   SECURITIES IN ALL FUNDS OVERSEEN OR
                                   RANGE OF EQUITY    SHARES      TO BE OVERSEEN BY TRUSTEE/NOMINEE
NAME OF TRUSTEES/NOMINEES          SECURITIES OWNED    OWNED      IN FAMILY OF INVESTMENT COMPANIES
-------------------------          ----------------  ---------   -----------------------------------
Independent Trustees                  Janus Worldwide Fund
William F. McCalpin..............   $10,001-$50,000    237.595              Over $100,000
John W. McCarter, Jr. ...........              None          0              Over $100,000
Dennis B. Mullen.................              None          0              Over $100,000
James T. Rothe...................              None          0              Over $100,000
William D. Stewart...............              None          0              Over $100,000
Martin H. Waldinger..............              None          0              Over $100,000
Trustee Nominees
Jerome S. Contro.................              None          0              Over $100,000
Linda S. Wolf....................              None          0              Over $100,000
Interested Trustee
Thomas H. Bailey.................     Over $100,000  8,059.484              Over $100,000

                                                                       EXHIBIT C

                 TRUST OFFICERS AND THEIR PRINCIPAL OCCUPATIONS

                                                       TERM OF
NAME, AGE AS OF                                      OFFICE* AND
DECEMBER 31, 2004,                                    LENGTH OF     PRINCIPAL OCCUPATIONS DURING
AND ADDRESS             POSITIONS HELD WITH FUNDS    TIME SERVED        THE PAST FIVE YEARS
------------------      -------------------------   -------------   ----------------------------
William Bales.........  Executive Vice President    2/97-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Venture Fund                          Manager for other Janus
Age 36                                                              accounts.

Jonathan D. Coleman...  Executive Vice President    2/02-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Enterprise Fund                       Manager for other Janus
Age 33                                                              accounts. Formerly, Analyst
                                                                    (1994-1997 and 2000-2002)
                                                                    for Janus Capital
                                                                    Corporation.

David J. Corkins......  Executive Vice President    2/03-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Mercury Fund                          Manager for other Janus
Age 38                                                              accounts. Formerly,
                                                                    Portfolio Manager
                                                                    (1997-2003) for Janus Growth
                                                                    and Income Fund.

David C. Decker.......  Executive Vice President    9/96-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Contrarian Fund                       Manager for other Janus
Age 38                                                              accounts.

James P. Goff.........  Executive Vice President    2/05-Present    Vice President and Director
151 Detroit Street      Janus Research Fund                         of Research of Janus
Denver, CO 80206                                                    Capital. Formerly, Portfolio
Age 40                                                              Manager (1992-2002) for
                                                                    Janus Enterprise Fund.

C. Mike Lu............  Executive Vice President    11/98-Present   Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Global Technology                     Manager for other Janus
Age 35                  Fund                                        accounts.

Brent A. Lynn.........  Executive Vice President    1/01-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Overseas Fund                         Manager for other Janus
Age 40                                                              accounts. Formerly, Analyst
                                                                    (1991-2001) for Janus
                                                                    Capital Corporation.

Thomas R. Malley......  Executive Vice President    11/98-Present   Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Global Life                           Manager for other Janus
Age 36                  Sciences Fund                               accounts.

Jeanine Morroni.......  Executive Vice President    9/03-Present    Vice President of Janus
151 Detroit Street      and Co-Portfolio Manager                    Capital.
Denver, CO 80206        Janus Government Money
Age 35                  Market Fund

                                                       TERM OF
NAME, AGE AS OF                                      OFFICE* AND
DECEMBER 31, 2004,                                    LENGTH OF     PRINCIPAL OCCUPATIONS DURING
AND ADDRESS             POSITIONS HELD WITH FUNDS    TIME SERVED        THE PAST FIVE YEARS
------------------      -------------------------   -------------   ----------------------------

Douglas E. Nelson.....  Executive Vice President    2/05-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital. Formerly, Vice
Denver, CO 80206        Janus Federal Tax- Exempt                   President of Public Finance
Age 45                  Fund                                        (2003-2005) for George K.
                                                                    Baum & Co.; and Credit
                                                                    Analyst and Assistant Vice
                                                                    President (1996-2003) for
                                                                    Delaware Management.

Sharon S. Pichler.....  Executive Vice President    12/94-Present   Vice President of Janus
151 Detroit Street      and Co-Portfolio Manager                    Capital and Portfolio
Denver, CO 80206        Janus Money Market Fund                     Manager or Co-Portfolio
Age 55                  and Portfolio Manager                       Manager for other Janus
                        Janus Tax-Exempt Money                      accounts.
                        Market Fund

                        Executive Vice President    5/02-Present
                        and Co-Portfolio Manager
                        Janus Institutional Cash
                        Reserves Fund

Marc Pinto............  Executive Vice President    5/05-Present    Vice President of Janus
151 Detroit Street      and Co-Portfolio Manager                    Capital and Portfolio
Denver, CO 80206        Janus Balanced Fund                         Manager or Co-Portfolio
Age 43                                                              Manager for other Janus
                                                                    accounts.

Blaine P. Rollins.....  Executive Vice President    1/00-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Fund                                  Manager for other Janus
Age 37                                                              accounts.

Ron Sachs.............  Executive Vice President    4/00-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Orion Fund                            Manager for other Janus
Age 37                                                              accounts. Formerly, Analyst
                                                                    (1996-2000) for Janus
                                                                    Capital Corporation.

                        Executive Vice President    2/05-Present
                        and Portfolio Manager
                        Janus Triton Fund

Scott W. Schoelzel....  Executive Vice President    8/97-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Twenty Fund                           Manager for other Janus
Age 46                                                              accounts.

Gibson Smith..........  Executive Vice President    7/03-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus High-Yield Fund and                   Manager or Co-Portfolio
Age 36                  Janus Short-Term Bond                       Manager for other Janus
                        Fund                                        accounts. Formerly, Analyst
                                                                    (2001-2003) for Janus
                                                                    Capital Corporation; and
                                                                    worked in the fixed-income
                                                                    division (1991-2001) for
                                                                    Morgan Stanley.

                                                       TERM OF
NAME, AGE AS OF                                      OFFICE* AND
DECEMBER 31, 2004,                                    LENGTH OF     PRINCIPAL OCCUPATIONS DURING
AND ADDRESS             POSITIONS HELD WITH FUNDS    TIME SERVED        THE PAST FIVE YEARS
------------------      -------------------------   -------------   ----------------------------

                        Executive Vice President    5/05-Present
                        and Co-Portfolio Manager
                        Janus Balanced Fund

Minyoung Sohn.........  Executive Vice President    1/04-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Growth and Income                     Manager for other Janus
Age 29                  Fund                                        accounts. Formerly, Analyst
                                                                    (1998-2003) for Janus
                                                                    Capital Corporation.

                        Executive Vice President    5/05-Present
                        and Portfolio Manager
                        Janus Core Equity Fund

Ronald V. Speaker.....  Executive Vice President    7/92-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Flexible Bond Fund                    Manager for other Janus
Age 40                                                              accounts.

J. Eric Thorderson....  Executive Vice President    2/99-Present    Vice President of Janus
151 Detroit Street      and Co-Portfolio Manager                    Capital and Portfolio
Denver, CO 80206        Janus Government Money                      Manager or Co-Portfolio
Age 43                  Market Fund                                 Manager for other Janus
                                                                    accounts.

                        Executive Vice President    2/04-Present
                        and Co-Portfolio Manager
                        Janus Institutional Cash
                        Reserves Fund and Janus
                        Money Market Fund

Jason P. Yee..........  Executive Vice President    3/01-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Global                                Manager for other Janus
Age 35                  Opportunities Fund                          accounts. Formerly,
                                                                    Portfolio Manager and
                                                                    Managing Director
                                                                    (1996-2000) for Bee &
                                                                    Associates and Analyst
                                                                    (2000-2001) for Janus
                                                                    Capital Corporation.

                        Executive Vice President    7/04-Present
                        and Portfolio Manager
                        Janus Worldwide Fund

Claire Young..........  Executive Vice President    8/97-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Olympus Fund                          Manager for other Janus
Age 39                                                              accounts.

Bonnie M. Howe........  Vice President              12/99-Present   Vice President and Assistant
151 Detroit Street                                                  General Counsel of Janus
Denver, CO 80206                                                    Capital, Janus Distributors
Age 39                                                              LLC, and Janus Services LLC.

                                                       TERM OF
NAME, AGE AS OF                                      OFFICE* AND
DECEMBER 31, 2004,                                    LENGTH OF     PRINCIPAL OCCUPATIONS DURING
AND ADDRESS             POSITIONS HELD WITH FUNDS    TIME SERVED        THE PAST FIVE YEARS
------------------      -------------------------   -------------   ----------------------------

Kelley Abbott Howes...  Vice President and          12/99-Present   Senior Vice President and
151 Detroit Street      Secretary                                   General Counsel of Janus
Denver, CO 80206                                                    Capital and Janus Services
Age 39                  General Counsel             4/04-Present    LLC; and Senior Vice
                                                                    President and Assistant
                                                                    General Counsel of Janus
                                                                    Distributors LLC. Formerly,
                                                                    Vice President (1999-2005)
                                                                    of Janus Distributors LLC;
                                                                    Vice President (2000-2004)
                                                                    and Assistant General
                                                                    Counsel (2002-2004) of Janus
                                                                    Services LLC; and Vice
                                                                    President and Assistant
                                                                    General Counsel (1999-2004)
                                                                    of Janus Capital.

David R. Kowalski.....  Vice President and Chief    6/02-Present    Senior Vice President and
151 Detroit Street      Compliance Officer                          Chief Compliance Officer of
Denver, CO 80206                                                    Janus Capital, Janus
Age 47                                                              Distributors LLC, and Janus
                                                                    Services LLC; Chief
                                                                    Compliance Officer of Bay
                                                                    Isle Financial LLC; and Vice
                                                                    President and Chief
                                                                    Compliance Officer of
                                                                    Enhanced Investment
                                                                    Technologies, LLC. Formerly,
                                                                    Vice President of Janus
                                                                    Capital (2000-2005), Janus
                                                                    Distributors LLC
                                                                    (2000-2001), and Janus
                                                                    Services LLC (2004-2005);
                                                                    and Assistant Vice President
                                                                    of Janus Services LLC
                                                                    (2000-2004).

                                                       TERM OF
NAME, AGE AS OF                                      OFFICE* AND
DECEMBER 31, 2004,                                    LENGTH OF     PRINCIPAL OCCUPATIONS DURING
AND ADDRESS             POSITIONS HELD WITH FUNDS    TIME SERVED        THE PAST FIVE YEARS
------------------      -------------------------   -------------   ----------------------------

Girard C. Miller**....  President and Chief         11/03-Present   Executive Vice President and
151 Detroit Street      Executive Officer                           Chief Operating Officer of
Denver, CO 80206                                                    Janus Capital Group Inc. and
Age 53                                                              Janus Capital; President of
                                                                    Janus Distributors LLC and
                                                                    Janus Capital International
                                                                    LLC; Executive Vice
                                                                    President of Janus Services
                                                                    LLC; President and Director
                                                                    of Janus Management Holdings
                                                                    Corporation; and Chief
                                                                    Operating Officer and
                                                                    President of Capital Group
                                                                    Partners, Inc. Formerly,
                                                                    Director of Capital Group
                                                                    Partners, Inc. (2003-2004);
                                                                    and President and Chief
                                                                    Executive Officer of ICMA
                                                                    Retirement Corporation
                                                                    (1993-2003).

Jesper Nergaard.......  Vice President,             2/05-Present    Vice President of Janus
151 Detroit Street      Treasurer, and Principal                    Capital. Formerly, Director
Denver, CO 80206        Accounting Officer                          of Financial Reporting for
Age 42                                                              OppenheimerFunds, Inc.
                        Chief Financial Officer     3/05-Present    (2004-2005); Site Manager
                                                                    and First Vice President of
                                                                    Mellon Global Securities
                                                                    Services (2003); and
                                                                    Director of Fund Accounting,
                                                                    Project Development, and
                                                                    Training of INVESCO Funds
                                                                    Group (1994-2003).

---------------

 * Officers are elected annually by the Trustees for a one-year term.
** Mr. Miller intends to resign his positions with Janus Capital Group Inc. and its subsidiaries effective January 3, 2006. A successor to his positions with the Trust will be appointed by the Trustees prior to this date.

                                                                       EXHIBIT D

                  FORM OF PROPOSED AMENDED ADVISORY AGREEMENT
              FOR EQUITY AND INCOME FUNDS -- CONFORMING AMENDMENTS

                             JANUS INVESTMENT FUND

                     FORM OF INVESTMENT ADVISORY AGREEMENT

                               JANUS [     ] FUND

     THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this 1st day of July, 2004, [2nd day of December, 2004 for Janus Research Fund and Janus Triton Fund][, as amended this [1ST] day of [JANUARY, 2006],] between JANUS INVESTMENT FUND, a Massachusetts business trust (the "Trust"), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("JCM").

                              W I T N E S S E T H:

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the
Trust being designated as the Janus [          ] Fund (the "Fund"); and

     WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should [assist the Trustees and officers of the Trust in the management of the securities portfolio of][be appointed as investment adviser to] the Fund.

     NOW, THEREFORE, the parties agree as follows:

     [1.][1. ]Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. Investment Advisory Services. JCM shall [determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall ]furnish continuous advice and recommendations to the Fund[, and have authority to act with respect thereto,] as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust Instrument, bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund[, the investment recommendations of JCM, and the investment considerations which have given rise to those recommendations. JCM shall supervise the purchase and sale of securities as directed by the appropriate officers of the Trust].

     3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by JCM to be necessary or desirable. JCM shall generally monitor and report to the Fund's officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

     4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

          (a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

          (b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

          (c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

          (d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

     5. Compensation.

[FOR JANUS CONTRARIAN FUND, JANUS ENTERPRISE FUND, JANUS GLOBAL LIFE SCIENCES FUND, JANUS GLOBAL OPPORTUNITIES FUND, JANUS GLOBAL TECHNOLOGY FUND, JANUS FUND, JANUS MERCURY FUND, JANUS OLYMPUS FUND, JANUS ORION FUND, JANUS OVERSEAS FUND, JANUS RESEARCH FUND, JANUS TRITON FUND, JANUS TWENTY FUND, AND JANUS VENTURE FUND]

     The Trust shall pay to JCM for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.64% of the daily closing net asset value of the Fund (1/366 of 0.60% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

[FOR JANUS BALANCED FUND]

     The Trust shall pay to JCM for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.55% of the daily closing net asset value of the Fund (1/366 of 0.55% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

[FOR JANUS CORE EQUITY FUND AND JANUS WORLDWIDE FUND]

     The Trust shall pay to JCM for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.60% of the daily closing net asset value of the Fund (1/366 of 0.60% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

[FOR JANUS GROWTH AND INCOME FUND]

     The Trust shall pay to JCM for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.62% of the daily closing net asset value of the Fund (1/366 of 0.62% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

[FOR JANUS FLEXIBLE BOND FUND]

     The Trust shall pay to JCM for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.58% of the first $300,000,000 of the daily closing net asset value of the Fund, plus 1/365 of 0.48% of the daily closing net asset value in excess of $300,000,000 (or 1/366 of the daily closing net asset value of either rate in a leap year). The fee shall be paid monthly.

[FOR JANUS SHORT-TERM BOND FUND]

     The Trust shall pay to JCC for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.64% of the first $300,000,000 of the daily closing net asset value of the Fund, or 1/365 of 0.54% of the daily closing net asset value of the Fund in excess of $300,000,000 (1/366 of either rate of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

[FOR JANUS HIGH-YIELD FUND]

     The Trust shall pay to JCM for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.65% of the first $300,000,000 of the daily closing net asset value of the Fund, plus 1/365 of 0.55% of the daily closing net asset value in excess of $300,000,000 (or 1/366 of the daily closing net asset value of either rate in a leap year). The fee shall be paid monthly.

[FOR JANUS FEDERAL TAX-EXEMPT FUND]

     The Trust shall pay to JCM for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.50% of the first $300,000,000 of the daily closing net asset value of the Fund, plus 1/365 of 0.45% of the daily closing net asset value in excess of $300,000,000 (or 1/366 of the daily closing net asset value of either rate in a leap year). The fee shall be paid monthly.

     6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund's operations without reimbursement from the Fund:

          (a) Reasonable compensation, fees and related expenses of the Trust's officers and its Trustees, except for such Trustees who are not "interested persons," as defined in the 1940 Act, of JCM; and

          (b) Rental of offices of the Trust.

     7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not "interested persons," as defined in the 1940 Act, of JCM; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Massachusetts; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization.

     8. [Treatment of Investment Advise. The Trust shall treat the investment advice and recommendations of JCM as being advisory only, and shall retain full control over its own investment policies. However, the Trustees may delegate to the appropriate officers of the Trust, or to a committee of the Trustees, the power to authorize purchases, sales or other actions affecting the portfolio of the fund in the interim between meetings of the Trustees.9.]Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

     [10.][9.] Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

     [11.][10.] Term. This Agreement shall continue in effect until [July 1, 2005 [July 1, 2006 for Janus Research Fund and Janus Triton Fund],][[JANUARY 1], 2007,] unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to [July][[JANUARY] 1[]] of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

     [12.][11.] Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement and, if required by applicable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

     [13.][12.] Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

     [14.][13.] Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

     [15.][14.] Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this
Section 15, "JCM" shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

     [16.][15.] Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

     [17.][16.] Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

     [18.][17.] Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

     This Agreement shall supercede all prior investment advisory agreements entered into between JCM and the Trust, on behalf of the Fund.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

                                       JANUS CAPITAL MANAGEMENT LLC

                                       By:
                                          --------------------------------------
                                          [           ] Chief Financial Officer
                                           and Executive Vice President

                                       JANUS INVESTMENT FUND

                                       By:
                                          --------------------------------------
                                           [           ], President and
                                          Chief Executive Officer

                                                                       EXHIBIT E

                  FORM OF PROPOSED AMENDED ADVISORY AGREEMENT
                FOR MONEY MARKET FUNDS -- CONFORMING AMENDMENTS

                             JANUS INVESTMENT FUND

                     FORM OF INVESTMENT ADVISORY AGREEMENT

                               JANUS [     ] FUND

     THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this 3rd day of April, 2002[, as amended this [1ST] day of [JANUARY, 2006]] between JANUS INVESTMENT FUND, a Massachusetts business trust (the "Trust"), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("JCM").

                              W I T N E S S E T H:

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares of the Trust; one of such funds
created by the Trust being designated as the Janus [     ] Fund (the "Fund");
and

     WHEREAS, the Trust and JCM have entered into a separate agreement for the provision of administrative services; and

     WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should [assist the Trustees and officers of the Trust in the management of the securities portfolio of the Fund as described below][be appointed as investment adviser to the Fund].

     NOW, THEREFORE, the parties agree as follows:

     1. Investment Advisory Services. JCM shall [determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets. JCM shall ]furnish continuous advice and recommendations to the Fund[, and have authority to act with respect thereto,] as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust's Declaration of Trust, bylaws, and registration statements under the 1940 Act and the 1933 Act (as they may be supplemented from time to time and as authorized by the Trustees), to policies and directives affecting the Fund adopted by the Trustees and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund[, the investment recommendations of JCM, and the investment considerations which have given rise to those recommendations. JCM shall supervise the purchase and sale of securities and other obligations and related brokerage and dealer relationships as directed by the appropriate Officers of the Trust].

     2. Other Services. JCM is hereby authorized, subject to review by the Trustees, to furnish or arrange for such other services as JCM shall from time to time determine to be necessary or useful to perform the services specifically contemplated by this Agreement.

     3. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

          (a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

          (b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

          (c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its functions under this Agreement; and

          (d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

     4. Compensation. The Trust shall pay to JCC for its investment advisory services a fee, payable in arrears on the last day of each month during which or part of which this Agreement is in effect, at the rate of 1/365 of 0.20% of the aggregate closing net asset value of the shares of the Fund for each day of such month. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

     5. Expenses Borne by the Trust. The Trust shall bear all expense incidental to the operation of the Fund.

     6. [Treatment of Investment Advice. The Trust shall treat the investment advice and recommendations of JCM as being advisory only, and shall retain full control over its own investment policies. However, the Trustees may delegate to the appropriate officers of the Trust, or to a committee of the Trustees, the power to authorize purchases, sales or other actions affecting the portfolio of the Fund.7.] Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust's Declaration of Trust, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

     [8.][7.] Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

     [9.][8.] Term. This Agreement shall continue in effect until [July][[JANUARY] 1, [2003,][2007]], unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of those Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, or by the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to [July][[JANUARY] 1[]] of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

     [10.][9.] Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (a) by a majority of the Trustees, including a majority of the Trustees who are not interested persons of JCM and,
(b) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund.

     [11.][10.] Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust's Declaration of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Declaration of Trust describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

     [12.][11.] Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 12, "JCM" shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

     [13.][12.] Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

     [14.][13.] Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

                                       JANUS CAPITAL MANAGEMENT LLC

                                       By:
                                          --------------------------------------
                                          [          , Chief Financial Officer
                                           and Executive Vice President]

                                       JANUS INVESTMENT FUND

                                       By:
                                          --------------------------------------
                                          [          , President and Chief
                                           Executive Officer]

                                                                       EXHIBIT F

                  FORM OF PROPOSED AMENDED ADVISORY AGREEMENT
                 FOR JANUS CONTRARIAN FUND, JANUS MERCURY FUND,
                JANUS RESEARCH FUND AND JANUS WORLDWIDE FUND --
                                PERFORMANCE FEES

                             JANUS INVESTMENT FUND

                     FORM OF INVESTMENT ADVISORY AGREEMENT

                               JANUS [     ] FUND

     THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this [1st day of July, 2004] [Janus Research Fund December 2, 2004] [AS AMENDED THIS 1ST DAY OF JANUARY, 2006],] between JANUS INVESTMENT FUND, a Massachusetts business trust (the "Trust"), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("JCM").

                              W I T N E S S E T H:

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the
Trust being designated as the Janus [     ] Fund (the "Fund"); and

     WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should [assist the Trustees and officers of the Trust in the management of the securities portfolio of] [be appointed as investment adviser to] the Fund.

     NOW, THEREFORE, the parties agree as follows:

     1. Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. Investment Advisory Services. JCM shall [determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall ]furnish continuous advice and recommendations to the Fund[, and have authority to act with respect thereto,] as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust Instrument, bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund[, the investment recommendations of JCM, and the investment considerations which have given rise to those recommendations. JCM shall supervise the purchase and sale of securities as directed by the appropriate officers of the Trust].

     3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by JCM to be necessary or desirable. JCM shall generally monitor and report to the Fund's officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

     4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

          (a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

          (b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

          (c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

          (d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

     [ 5. ][5.] Compensation.

[[FOR JANUS CONTRARIAN FUND, JANUS MERCURY FUND, AND JANUS RESEARCH FUND]]

     The Trust shall pay to JCM for its investment advisory services a [fee, calculated and payable for each day that][monthly base fee of 1/12 of 0.64% of the average daily closing net asset value of the Fund, adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which] this Agreement is in effect, [of 1/365 of 0.64% [0.60% for Janus Worldwide Fund] of the daily closing net asset value of the Fund (1/366 of 0.64% [0.60% for Janus Worldwide Fund] of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.][the base fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.]

[ [FOR JANUS WORLDWIDE FUND]]

     [The Trust shall pay to JCM for its investment advisory services a monthly base fee of 1/12 of 0.60% of the average daily closing net asset value of the Fund, adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the base fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.]

     6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund's operations without reimbursement from the Fund:

          (a) Reasonable compensation, fees and related expenses of the Trust's officers and its Trustees, except for such Trustees who are not "interested persons," as defined in the 1940 Act, of JCM; and

          (b) Rental of offices of the Trust.

     7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not "interested persons," as defined in the 1940 Act, of JCM; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Massachusetts; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization.

     8. [Treatment of Investment Advice]. [The Trust shall treat the investment advice and recommendations of JCM as being advisory only, and shall retain full control over its own investment policies. However, the Trustees may delegate to the appropriate officers of the Trust, or to a committee of the Trustees, the power to authorize purchases, sales or other actions affecting the portfolio of the Fund in the interim between meetings of the Trustees.9.] Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

     [10.][9.] Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

     [11.][10.] Term. This Agreement shall continue in effect until [July 1, 2005, [Janus Research Fund -- July][[JANUARY] 1,[2006][2007]][,] unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to [July][[JANUARY] 1[]] of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

     [12.][11.] Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement and, if required by applicable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

     [13.][12.] Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

     [14.][13.] Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

     [15.][14.] Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this
Section 15, "JCM" shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

     [16.][15.] Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

     [17.][16.] Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

     [18.][17.] Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the

State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

     This Agreement shall supercede all prior investment advisory agreements entered into between JCM and the Trust, on behalf of the Fund.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

                                       JANUS CAPITAL MANAGEMENT LLC

                                       By:
                                          --------------------------------------
                                          ________, Chief Financial Officer and
                                           Executive Vice President

                                       JANUS INVESTMENT FUND

                                       By:
                                          --------------------------------------
                                          ________, President and Chief
                                           Executive Officer

                                  [SCHEDULE A]
                            [PERFORMANCE ADJUSTMENT]

     [Beginning with the Base Fee payable for January 2006 and in month 13 from the date of this agreement, the Base Fee shall be adjusted monthly based upon the investment performance of the Fund in relation to the cumulative investment record of the Fund's benchmark, the [JANUS CONTRARIAN FUND -- STANDARD & POOR'S 500 INDEX (THE "INDEX")] [JANUS MERCURY FUND -- RUSSELL 1000 GROWTH INDEX (THE "INDEX")] [JANUS RESEARCH FUND -- RUSSELL 1000 INDEX (THE "INDEX")] [JANUS WORLDWIDE FUND -- MSCI WORLD INDEX (THE "INDEX")], over the "Performance Period" (such adjustment being referred to herein as the "Performance Adjustment"). The "Performance Period" is defined as the shorter of (a) the period from the date of this Agreement through the end of the month for which the fee is being calculated, and (b) the 36 month period preceding the end of the month for which the fee is being calculated. ]

     [The Performance Adjustment shall be calculated by subtracting the investment record of the Index from the investment performance of the Fund. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Fund and the investment record of the Index, the Fund pays JCM the Base Fee with no adjustment. If the difference between the investment performance of the Fund and the investment record of the Index is 0.50% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of [JANUS CONTRARIAN FUND: 1/12 OF 0.0107143%] [JANUS MERCURY FUND: 1/12 OF 0.015%] [JANUS RESEARCH FUND AND JANUS WORLDWIDE FUND: 1/12 OF 0.0125%] for every full 0.50% increment by which the Fund outperforms or underperforms the Index. The maximum percentage used in calculating the Performance Adjustment (positive or negative) in any month is 1/12 of 0.15%. The Performance Adjustment is applied against the Fund's average daily net assets during the Performance Period. ]

     [For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the relevant month for the Base Fee versus average daily net assets during the Performance Period for the Performance Adjustment). The Base Fee is calculated and accrued daily. The Performance Adjustment is accrued daily and calculated monthly. The investment advisory fee is paid monthly in arrears.]

     [The average daily net asset value of the Fund, or any class thereof, shall be determined in the manner set forth in the Trust's Amended and Restated Declaration of Trust, Bylaws and registration statement, each as may be amended from time to time. ]

     [The investment performance of the Fund will be the sum of:]

     [(1) the change in the Fund's net asset value ("NAV") per share during the Performance Period; plus ]

     [(2) the value of the Fund's cash distributions per share accumulated to the end of the Performance Period; plus]

     [(3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period; expressed as a percentage of the Fund's NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Fund at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.]

     [The investment record of the Index will be the sum of:]

     [(1) the change in the level of the Index during the Performance Period; plus]

     [(2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.]

     [If, consistent with the Trust's Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws, each as may be further amended, the Trustees should subsequently decide to divide shares of the Fund into two or more separate classes, the oldest class of shares will be used for purposes of determining the Performance Adjustment. From time to time, the Trustees may, by vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine that a different class of shares of the Fund is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares ("Successor Class") is substituted in calculating the Performance Adjustment, the use of that Successor Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as such Successor Class was outstanding at the beginning of such period. If the Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the class of shares previously designated.]

                                                                       EXHIBIT G

                FORM OF PROPOSED AMENDED ADVISORY AGREEMENT FOR
             JANUS MID CAP VALUE FUND AND JANUS RISK-MANAGED STOCK
                            FUND -- PERFORMANCE FEES

                             JANUS INVESTMENT FUND

                     FORM OF INVESTMENT ADVISORY AGREEMENT

                               JANUS [     ] FUND

     THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this 1st day of July, 2004 [[AS AMENDED THIS 1ST DAY OF JANUARY, 2006,]] between JANUS INVESTMENT FUND, a Massachusetts business trust (the "Trust"), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("JCM").

                              W I T N E S S E T H:

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the
Trust being designated as the Janus [     ] Fund (the "Fund"); and

     WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as investment adviser to the Fund.

     NOW, THEREFORE, the parties agree as follows:

     1. Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust Instrument, bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment recommendations of JCM, and the investment considerations which have given rise to those recommendations. Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, JCM is authorized to engage one or more subadvisers in connection with JCM's duties and responsibilities under this Agreement, which subadvisers may be affiliates of JCM.

     3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by affiliates of or duly appointed subadvisers or affiliates of) the management and administrative services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by JCM to be necessary or desirable. JCM shall generally monitor and report to Fund officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

     4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

          (a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

          (b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

JANUS MID CAP VALUE FUND:

          (c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement;

          (d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof; and

          (e) to compensate any subadviser engaged by JCM pursuant to the authority granted in Section 2 hereof.

JANUS RISK-MANAGED STOCK FUND:

          (c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

          (d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

     5. Compensation.

JANUS MID CAP VALUE FUND

     The Trust shall pay to JCM for its investment advisory services a [monthly base ]fee[, calculated and payable for each day that this Agreement is in effect, of 1/365][ of 1/12] of 0.64% of the [average ]daily closing net asset value of the Fund[ (1/366 of 0.64% of the daily closing net asset value of the Fund in a leap year)][, adjusted by a performance fee as set forth in Schedule A,] provided that any amounts due pursuant to Section 4(e) above shall be paid directly to such subadviser by the Fund and shall reduce the amount payable to Janus hereunder. [For any period less than a month during which this Agreement is in effect, the base fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.]

JANUS RISK-MANAGED STOCK FUND

     The Trust shall pay to JCM for its investment advisory services a [fee, calculated and payable for each day that this Agreement is in effect, of 1/365][monthly base fee of 1/12] of 0.50% of the [average ]daily closing net asset value of the Fund[ (1/366 of 0.50% of the daily closing net asset value of the Fund in a leap year). This fee shall be paid monthly][, adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the base fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be].

     6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund's operations without reimbursement from the Fund:

JANUS MID CAP VALUE FUND:

          (a) Reasonable compensation, fees and related expenses of the Trust's officers and its Trustees, except for such Trustees who are not "interested persons," as defined in the 1940 Act, of JCM; and

          (b) Rental of offices of the Trust.

JANUS RISK-MANAGED STOCK FUND

          (a) Reasonable compensation, fees and related expenses of the Trust's officers and its Trustees, except for such Trustees who are not "interested persons," as defined in the 1940 Act, of JCM;

          (b) Rental of offices of the Trust; and

          (c) Fees of any subadviser engaged by JCM pursuant to the authority granted in Section 2 hereof.

     7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not "interested persons," as defined in the 1940 Act, of JCM; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization.

     8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

     9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

     10. Term. This Agreement shall continue in effect until [July][[JANUARY] 1, [2005,][2007]] unless sooner terminated in accordance with its terms, shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to [July][[JANUARY] 1[]] of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

     11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement and, if required by applicable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

     12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

     13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

     14. Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, "JCM" shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

     15. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

     16. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

     17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

     This Agreement shall supercede all prior investment advisory agreements entered into between JCM and the Trust, on behalf of the Fund.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

                                       JANUS CAPITAL MANAGEMENT LLC

                                       By:
                                          --------------------------------------
                                                    , Chief Financial Officer
                                           and Senior Vice President

                                       JANUS INVESTMENT FUND

                                       By:
                                          --------------------------------------
                                                    , President and Chief
                                           Executive Officer

                        [JANUS RISK-MANAGED STOCK FUND]

                                  [SCHEDULE A]
                            [PERFORMANCE ADJUSTMENT]

     [Beginning with the Base Fee payable for January 2006 and in month 13 from the date of this agreement, the Base Fee shall be adjusted monthly based upon the investment performance of the Fund in relation to the cumulative investment record of the Fund's benchmark, the Standard & Poor's 500 Index (the "Index"), over the "Performance Period" (such adjustment being referred to herein as the "Performance Adjustment"). The "Performance Period" is defined as the shorter of
(a) the period from the date of this Agreement through the end of the month for which the fee is being calculated, and (b) the 36 month period preceding the end of the month for which the fee is being calculated. ]

     [The Performance Adjustment shall be calculated by subtracting the investment record of the Index from the investment performance of the Fund. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Fund and the investment record of the Index, the Fund pays JCM the Base Fee with no adjustment. If the difference between the investment performance of the Fund and the investment record of the Index is 0.50% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of 1/12 of 0.01875% for every full 0.50% increment by which the Fund outperforms or underperforms the Index. The maximum percentage used in calculating the Performance Adjustment (positive or negative) in any month is 1/12 of 0.15%. The Performance Adjustment is applied against the Fund's average daily net assets during the Performance Period.]

     [For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the relevant month for the Base Fee versus average daily net assets during the Performance Period for the Performance Adjustment). The Base Fee is calculated and accrued daily. The Performance Adjustment is accrued daily and calculated monthly. The investment advisory fee is paid monthly in arrears.]

     [The average daily net asset value of the Fund, or any class thereof, shall be determined in the manner set forth in the Trust's Amended and Restated Agreement and Declaration of Trust, Bylaws and registration statement, each as may be amended from time to time.]

     [The investment performance of the Fund will be the sum of:]

          [(1) the change in the Fund's net asset value ("NAV") per share during the Performance Period; plus ]

          [(2) the value of the Fund's cash distributions per share accumulated to the end of the Performance Period; plus ]

          [(3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period;]

[expressed as a percentage of the Fund's NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Fund at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.]

     [The investment record of the Index will be the sum of:]

          [(1) the change in the level of the Index during the Performance Period; plus]

          [(2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.]

     [If, consistent with the Trust's Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws, each as may be further amended, the Trustees should subsequently decide to divide shares of the Fund into two or more separate classes, the oldest class of shares will be used for purposes of determining the Performance Adjustment. From time to time, the Trustees may, by vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine that a different class of shares of the Fund is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares ("Successor Class") is substituted in calculating the Performance Adjustment, the use of that Successor Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as such Successor Class was outstanding at the beginning of such period. If the Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance period shall be calculated using the class of shares previously designated.]

                           [JANUS MID CAP VALUE FUND]

                                  [SCHEDULE A]
                            [PERFORMANCE ADJUSTMENT]

     [Beginning with the Base Fee payable for January 2006 and in month 13 from the date of this agreement, the Base Fee shall be adjusted monthly based upon the investment performance of the Fund's Investor Shares in relation to the cumulative investment record of the Fund's benchmark, the Russell Midcap Value Index (the "Index"), over the "Performance Period" (such adjustment being referred to herein as the "Performance Adjustment"). The "Performance Period" is defined as the shorter of (a) the period from the date of this Agreement through the end of the month for which the fee is being calculated, and (b) the 36 month period preceding the end of the month for which the fee is being calculated. ]

     [The Performance Adjustment shall be calculated by subtracting the investment record of the Index from the investment performance of the Fund's Investor Shares. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Fund's Investor Shares and the investment record of the Index, the Fund pays JCM the Base Fee with no adjustment. If the difference between the investment performance of the Fund's Investor Shares and the investment record of the Index is 0.50% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of 1/12 of 0.01875% for every full 0.50% increment by which the Fund's Investor Shares outperform or underperform the Index. The maximum percentage used in calculating the Performance Adjustment (positive or negative) in any month is 1/12 of 0.15%. The Performance Adjustment is applied against the Fund's average daily net assets during the Performance Period.]

     [For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the relevant month for the Base Fee versus average daily net assets during the Performance Period for the Performance Adjustment). The Base Fee is calculated and accrued daily. The Performance Adjustment is accrued daily and calculated monthly. The investment advisory fee is paid monthly in arrears.]

     [The average daily net asset value of the Fund, or any class thereof, shall be determined in the manner set forth in the Trust's Amended and Restated Agreement and Declaration of Trust, Bylaws and registration statement, each as may be amended from time to time.]

     [The investment performance of the Fund's Investor Shares will be the sum of:]

          [(1) the change in Investor Shares' net asset value ("NAV") per share during the Performance Period; plus]

          [(2) the value of the Investor Shares' cash distributions per share accumulated to the end of the Performance Period; plus]

          [(3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period;]

[expressed as a percentage of Investor Shares' NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in Investor Shares at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.]

     [The investment record of the Index will be the sum of:]

          [(1) the change in the level of the Index during the Performance Period; plus]

          [(2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.]

     [The Trustees have initially designated Investor Shares to be used for purposes of determining the Performance Adjustment. From time to time, the Trustees may, by vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine that a class of shares of the Fund other than Investor Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares ("Successor Class") is substituted in calculating the Performance Adjustment, the use of that Successor Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as such Successor Class was outstanding at the beginning of such period. If the Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the class of shares previously designated.]

                                                                       EXHIBIT H

                    PRINCIPAL EXECUTIVE OFFICERS OF JCM AND
                          THEIR PRINCIPAL OCCUPATIONS

                                                                   POSITION(S) WITH JCM
NAME                           JCM/AFFILIATED ENTITY NAME          OR AFFILIATED ENTITY
----                           --------------------------          --------------------
Robin C. Beery...........  Janus Capital Group Inc.              Chief Marketing Officer
                                                                 and Executive Vice
                                                                 President

                           Janus Capital Management LLC          Chief Marketing Officer
                                                                 and Executive Vice
                                                                 President

                           The Janus Foundation                  President and Director

                           Janus Services LLC                    President

Gary D. Black............  Janus Capital Group Inc.              Chief Investment Officer,
                                                                 President and Director

                           Janus Capital Management LLC          Chief Investment Officer
                                                                 and President

                           Janus Management Holdings Corp.       Executive Vice President

                           Bay Isle Financial LLC                President

                           Enhanced Investment Technologies,     Working Director
                           LLC

John H. Bluher...........  Janus Capital Group Inc.              General Counsel, Chief
                                                                 Public Affairs Officer
                                                                 and Executive Vice
                                                                 President

                           Janus Capital Management LLC          Chief Public Affairs
                                                                 Officer and Executive
                                                                 Vice President

                           Janus Management Holdings Corp.       General Counsel, Chief
                                                                 Public Affairs Officer
                                                                 and Executive Vice
                                                                 President

                           Janus Services LLC                    Executive Vice President

                           Capital Group Partners, Inc.          Director

                           Enhanced Investment Technologies,     Vice President
                           LLC

Dominic Martellaro.......  Janus Capital Group Inc.              Executive Vice President

                           Janus Capital Management LLC          Executive Vice President

                           Janus Capital Trust Manager Limited   Director

                           Janus Services LLC                    Executive Vice President

                           Janus World Funds                     Director

David R. Martin..........  Janus Capital Group Inc.              Chief Financial Officer
                                                                 and Executive Vice
                                                                 President

                           Janus Capital Management LLC          Chief Financial Officer
                                                                 and Executive Vice
                                                                 President

                           Janus International Limited           Chief Financial Officer
                                                                 and Executive Vice
                                                                 President

                           Janus Management Holdings Corp.       Chief Financial Officer
                                                                 and Executive Vice
                                                                 President

                           Janus Services LLC                    Chief Financial Officer
                                                                 and Executive Vice
                                                                 President

                                                                   POSITION(S) WITH JCM
NAME                           JCM/AFFILIATED ENTITY NAME          OR AFFILIATED ENTITY
----                           --------------------------          --------------------

Girard C. Miller*........  Janus Capital Group Inc.              Chief Operating Officer
                                                                 and Executive Vice
                                                                 President

                           Janus Capital Management LLC          Chief Operating Officer
                                                                 and Executive Vice
                                                                 President

                           Janus Distributors LLC                President

                           Janus Capital International LLC       President

                           Janus Services LLC                    Executive Vice President

                           Janus Management Holdings Corp.       President and Director

                           Capital Group Partners, Inc.          Chief Operating Officer
                                                                 and President

Steven L. Scheid.........  Janus Capital Group Inc.              Chief Executive Officer,
                                                                 Director and Chairman of
                                                                 the Board

                           Janus Capital Management LLC          Chief Executive Officer

                           Enhanced Investment Technologies,     Working Director
                           LLC

John Zimmerman...........  Janus Capital Group Inc.              Executive Vice President

                           Janus Capital Management LLC          Executive Vice President

                           Enhanced Investment Technologies,     Working Director
                           LLC

---------------

* Mr. Miller intends to resign his positions with Janus Capital Group Inc. and its subsidiaries effective January 3, 2006. A successor to his positions with the Trust will be appointed by the Trustees prior to this date.

                                                                       EXHIBIT I

                    OTHER FUNDS MANAGED BY JCM WITH SIMILAR
                             INVESTMENT OBJECTIVES

     The following table provides information regarding other funds managed by JCM having similar investment objectives as the Funds. The table shows such fund's asset size as of June 30, 2005, the rate of compensation paid to JCM by that fund and whether JCM has contractually agreed to waive or reduce compensation it receives from that fund.

                                             ASSET SIZE           ANNUAL RATE OF        FEE WAIVERS OR
FUND                       OBJECTIVE       (IN $ MILLIONS)         COMPENSATION           REDUCTIONS
----                       ---------       ---------------   ------------------------   --------------
JANUS INVESTMENT FUND


Equity Funds

Janus Balanced Fund..  Seeks long-term         2,660.0                          0.55%         N/A
                       capital growth,
                       consistent with
                       preservation of
                       capital and
                       balanced by
                       current income.

Janus Contrarian
  Fund...............  Seeks long-term         2,653.7                          0.64%         N/A
                       growth of capital.

Janus Core Equity
  Fund...............  Seeks long-term           635.7                          0.60%         N/A
                       growth of capital.

Janus Enterprise
  Fund...............  Seeks long-term         1,687.7                          0.64%         N/A
                       growth of capital.

Janus Fund...........  Seeks long-term        11,786.1                          0.64%         N/A
                       growth of capital
                       in a manner
                       consistent with
                       preservation of
                       capital.

Janus Global Life
  Sciences Fund......  Seeks long-term         1,157.2                          0.64%         N/A
                       growth of capital.

Janus Global
  Opportunities
  Fund...............  Seeks long-term           219.0                          0.64%         N/A
                       growth of capital.

Janus Global
  Technology Fund....  Seeks long-term         1,027.1                          0.64%         N/A
                       growth of capital.

Janus Growth and
  Income Fund........  Seeks long-term         5,379.8                          0.62%         N/A
                       capital growth and
                       current income.

Janus Mercury Fund...  Seeks long-term         4,401.8                          0.64%         N/A
                       growth of capital.

                                             ASSET SIZE           ANNUAL RATE OF        FEE WAIVERS OR
FUND                       OBJECTIVE       (IN $ MILLIONS)         COMPENSATION           REDUCTIONS
----                       ---------       ---------------   ------------------------   --------------

Janus Mid Cap Value
  Fund...............  Seeks capital           4,653.8                          0.64%    0.77%(1)
                       appreciation.

Janus Olympus Fund...  Seeks long-term         2,211.3                          0.64%         N/A
                       growth of capital.

Janus Orion Fund.....  Seeks long-term           595.3                          0.64%         N/A
                       growth of capital.

Janus Overseas Fund..  Seeks long-term         2,181.7                          0.64%         N/A
                       growth of capital.

Janus Research Fund..  Seeks long-term            28.1                          0.64%    1.25%(2)
                       growth of capital.

Janus Risk-Managed
  Stock Fund.........  Seeks long-term           350.3                          0.50%         N/A
                       growth of capital.

Janus Small Cap Value
  Fund...............  Seeks capital           2,666.4                          0.72%    0.79%(2)
                       appreciation.

Janus Triton Fund....  Seeks long-term            23.9                          0.64%    1.25%(2)
                       growth of capital.

Janus Twenty Fund....  Seeks long-term         9,399.8                          0.64%         N/A
                       growth of capital.

Janus Venture Fund...  Seeks capital           1,366.0                          0.64%         N/A
                       appreciation.

Janus Worldwide
  Fund...............  Seeks long-term         5,454.1                          0.60%         N/A
                       growth of capital
                       in a manner
                       consistent with
                       the preservation
                       of capital.

Income Funds

Janus Federal Tax-
  Exempt Fund........  Seeks as high a           118.3       First $300 Million 0.50%    0.55%(2)
                       level of current                       Over $300 Million 0.45%
                       income exempt from
                       federal income tax
                       as is consistent
                       with preservation
                       of capital.

Janus Flexible Bond
  Fund...............  Seeks to obtain         1,014.0       First $300 Million 0.58%    0.93%(2)
                       maximum total                          Over $300 Million 0.48%
                       return, consistent
                       with preservation
                       of capital.

                                             ASSET SIZE           ANNUAL RATE OF        FEE WAIVERS OR
FUND                       OBJECTIVE       (IN $ MILLIONS)         COMPENSATION           REDUCTIONS
----                       ---------       ---------------   ------------------------   --------------

Janus High-Yield
  Fund...............  Seeks to obtain           542.0       First $300 Million 0.65%    0.90%(2)
                       high current                           Over $300 Million 0.55%
                       income. Capital
                       appreciation is a
                       secondary
                       objective when
                       consistent with
                       its primary
                       objective.

Janus Short-Term Bond
  Fund...............  Seeks as high a           226.0       First $300 Million 0.64%    0.64%(2)
                       level of current                       Over $300 Million 0.54%
                       income as is
                       consistent with
                       preservation of
                       capital.


Money Market Funds

Janus Government
  Money Market
  Fund...............  Seeks maximum             831.9                          0.20%      (3)(4)
                       current income to
                       the extent
                       consistent with
                       stability of
                       capital.

Janus Institutional
  Cash Reserves
  Fund...............  Seeks maximum           1,414.2                          0.20%      (3)(5)
                       current income to
                       the extent
                       consistent with
                       stability of
                       capital.

Janus Money Market
  Fund...............  Seeks maximum           4,988.6                          0.20%      (3)(6)
                       current income to
                       the extent
                       consistent with
                       stability of
                       capital.

Janus Tax-Exempt
  Money Market
  Fund...............  Seeks maximum             124.5                          0.20%      (3)(6)
                       current income
                       that is exempt
                       from federal
                       income taxes to
                       the extent
                       consistent with
                       stability of
                       capital.

                                             ASSET SIZE           ANNUAL RATE OF        FEE WAIVERS OR
FUND                       OBJECTIVE       (IN $ MILLIONS)         COMPENSATION           REDUCTIONS
----                       ---------       ---------------   ------------------------   --------------


JANUS ADVISER
  SERIES(7)


Equity Funds

Janus Adviser
  Balanced Fund......  Seeks long-term           615.8                          0.55%       0.57%
                       capital growth,
                       consistent with
                       preservation of
                       capital and
                       balanced by
                       current income.

Janus Adviser
  Contrarian Fund....  Seeks long-term             N/A                          0.64%       1.25%
                       growth of capital.

Janus Adviser Core
  Equity Fund........  Seeks long-term            43.4                          0.60%       0.70%
                       growth of capital.

Janus Adviser Foreign
  Stock Fund.........  Seeks long-term             3.5                          0.64%       1.24%
                       growth of capital.

Janus Adviser Forty
  Fund...............  Seeks long-term         1,123.2                          0.64%       0.67%
                       growth of capital.

Janus Adviser Growth
  and Income Fund....  Seeks long-term           219.0                          0.62%       0.99%
                       capital growth and
                       current income.

Janus Adviser
  International
  Growth Fund........  Seeks long-term           290.7                          0.64%       0.73%
                       growth of capital.

Janus Adviser Large
  Cap Growth Fund....  Seeks long-term           224.4                          0.64%       0.66%
                       growth of capital
                       in a manner
                       consistent with
                       the preservation
                       of capital.

Janus Adviser Mid Cap
  Growth Fund........  Seeks long-term            94.1                          0.64%       0.65%
                       growth of capital.

Janus Adviser Mid Cap
  Value Fund.........  Seeks capital              67.3                          0.64%       0.74%
                       appreciation.

Janus Adviser Orion
  Fund...............  Seeks long-term             N/A                          0.64%       1.25%
                       growth of capital.

Janus Adviser Risk-
  Managed Core
  Fund...............  Seeks long-term            22.0                          0.50%       0.60%
                       growth of capital.

                                             ASSET SIZE           ANNUAL RATE OF        FEE WAIVERS OR
FUND                       OBJECTIVE       (IN $ MILLIONS)         COMPENSATION           REDUCTIONS
----                       ---------       ---------------   ------------------------   --------------

Janus Adviser Risk-
  Managed Growth
  Fund...............  Seeks long-term            89.8                          0.50%       0.60%
                       growth of capital.

Janus Adviser Small
  Company Value
  Fund...............  Seeks capital              20.1                          0.74%       1.24%
                       appreciation.

Janus Adviser Small-
  Mid Growth Fund....  Seeks long-term             N/A                          0.64%       1.25%
                       growth of capital.

Janus Adviser
  Worldwide Fund.....  Seeks long-term           483.6                          0.60%       0.65%
                       growth of capital
                       in a manner
                       consistent with
                       the preservation
                       of capital.


Income Funds

Janus Adviser
  Flexible Bond
  Fund...............  Seeks to obtain            59.8       First $300 Million 0.50%       0.55%
                       maximum total                          Over $300 Million 0.40%
                       return, consistent
                       with preservation
                       of capital.

Janus Adviser High-
  Yield Fund.........  Seeks to obtain             N/A       First $300 Million 0.65%       1.00%
                       high current                           Over $300 Million 0.55%
                       income. Capital
                       appreciation is a
                       secondary
                       objective when
                       consistent with
                       its primary
                       objective.


Money Market Funds

Janus Adviser Money
  Market Fund........  Seeks maximum              10.6                          0.25%    0.36%(8)
                       current income to
                       the extent
                       consistent with
                       stability of
                       capital.


JANUS ASPEN SERIES(9)


Equity Funds

Balanced Portfolio...  Seeks long-term         2,248.2                          0.55%         N/A
                       capital growth,
                       consistent with
                       preservation of
                       capital and
                       balanced by
                       current income.

                                             ASSET SIZE           ANNUAL RATE OF        FEE WAIVERS OR
FUND                       OBJECTIVE       (IN $ MILLIONS)         COMPENSATION           REDUCTIONS
----                       ---------       ---------------   ------------------------   --------------

Core Equity
  Portfolio..........  Seeks long-term            10.9                          0.60%       1.20%
                       growth of capital.

Foreign Stock
  Portfolio..........  Seeks long-term            16.7                          0.64%       1.24%
                       growth of capital.

Forty Portfolio......  Seeks long-term           939.9                          0.64%         N/A
                       growth of capital.

Global Life Sciences
  Portfolio..........  Seeks long-term            35.2                          0.64%       1.24%
                       growth of capital.

Global Technology
  Portfolio..........  Seeks long-term           153.8                          0.64%       1.24%
                       growth of capital.

Growth and Income
  Portfolio..........  Seeks long-term           135.4                          0.62%         N/A
                       capital growth and
                       current income.

International Growth
  Portfolio..........  Seeks long-term         1,017.4                          0.64%         N/A
                       growth of capital.

Large Cap Growth
  Portfolio..........  Seeks long-term           910.4                          0.64%         N/A
                       growth of capital
                       in a manner
                       consistent with
                       the preservation
                       of capital.

Mid Cap Growth
  Portfolio..........  Seeks long-term           750.2                          0.64%         N/A
                       growth of capital.

Mid Cap Value
  Portfolio..........  Seeks capital              46.3                          0.64%       1.24%
                       appreciation.

Risk-Managed Core
  Portfolio..........  Seeks long-term            18.0                          0.50%       1.10%
                       growth of capital.

Risk-Managed Growth
  Portfolio..........  Seeks long-term            10.5                          0.50%       1.10%
                       growth of capital.

Small Company Value
  Portfolio..........  Seeks capital               3.1                          0.74%       1.34%
                       appreciation.

Worldwide Growth
  Portfolio..........  Seeks long-term         1,703.5                          0.60%         N/A
                       growth of capital
                       in a manner
                       consistent with
                       the preservation
                       of capital.

                                             ASSET SIZE           ANNUAL RATE OF        FEE WAIVERS OR
FUND                       OBJECTIVE       (IN $ MILLIONS)         COMPENSATION           REDUCTIONS
----                       ---------       ---------------   ------------------------   --------------


Income Funds

Flexible Bond
  Portfolio..........  Seeks to obtain           329.9       First $300 Million 0.55%       0.90%
                       maximum total                          Over $300 Million 0.45%
                       return, consistent
                       with preservation
                       of capital.


Money Market Funds

Money Market
  Portfolio..........  Seeks maximum              12.6                          0.25%       0.50%
                       current income to
                       the extent
                       consistent with
                       stability of
                       capital.


SUBADVISED ACCOUNTS

Accessor Capital
  Management.........  Seeks long-term           130.6                          0.45%         N/A
                       growth of capital.

AEGON/Janus Growth
  Portfolio..........  Seeks growth of         1,586.7       First $250 Million 0.40%         N/A
                       capital.                               Next $500 Million 0.35%
                                                              Next $750 Million 0.30%
                                                              Next $1.5 Billion 0.25%
                                                               Over $3 Billion 0.225%

AXA Enterprise
  Multimanager Core
  Equity Fund........  Seeks long-term             3.9       First $100 Million 0.55%         N/A
                       growth of capital.                     Next $400 Million 0.50%
                                                              Over $500 Million 0.45%

AXA Premier VIP Large
  Cap Core Equity
  Portfolio..........  Seeks long-term            60.0       First $100 Million 0.55%         N/A
                       growth of capital.                     Next $400 Million 0.50%
                                                              Over $500 Million 0.45%

EQ/Janus Large Cap
  Growth Portfolio...  Seeks long-term           325.2       First $100 Million 0.55%         N/A
                       growth of capital.                     Next $400 Million 0.50%
                                                              Over $500 Million 0.45%

Hartford Small Cap
  Value HLS Fund.....  Seeks capital             110.7        First $50 Million 0.50%         N/A
                       appreciation.                           Over $50 Million 0.45%

ING Janus Contrarian
  Portfolio..........  Seeks capital              65.1       First $500 Million 0.45%         N/A
                       appreciation.                         Next $500 Million 0.425%
                                                                Over $1 Billion 0.40%

Laudus Balanced
  MarketMasters
  Fund...............  Seeks capital              25.5                          0.50%         N/A
                       growth and income.

                                             ASSET SIZE           ANNUAL RATE OF        FEE WAIVERS OR
FUND                       OBJECTIVE       (IN $ MILLIONS)         COMPENSATION           REDUCTIONS
----                       ---------       ---------------   ------------------------   --------------

Lincoln National
  Capital
  Appreciation Fund..  Seeks long-term           579.0       First $250 Million 0.40%         N/A
                       growth of capital                      Next $500 Million 0.35%
                       in a manner                            Next $750 Million 0.30%
                       consistent with                        Next $1.5 Billion 0.25%
                       the preservation
                       of capital.

Maxim Janus Large Cap
  Growth Portfolio...  Seeks long-term           327.0       First $250 Million 0.50%         N/A
                       growth of capital.                     Next $500 Million 0.45%
                                                              Next $750 Million 0.40%
                                                              Over $1.5 Billion 0.35%

Mercer Advisory......  Seeks long-term            11.2       First $100 Million 0.40%         N/A
                       growth of capital.                    Next $150 Million 0.325%
                                                             Next $250 Million 0.275%
                                                              Next $500 Million 0.25%
                                                                 Over $1 Billion 0.2%

MetLife Janus
  Aggressive Growth
  Portfolio..........  Seeks long-term           661.6        First $25 Million 0.50%         N/A
                       growth of capital.                     Next $225 Million 0.40%
                                                              Next $750 Million 0.35%
                                                                Over $1 Billion 0.30%

Northwestern Mutual
  Janus Capital
  Appreciation
  Portfolio..........  Seeks long-term            88.7       First $100 Million 0.55%         N/A
                       growth of capital.                     Next $400 Million 0.50%
                                                              Over $500 Million 0.45%

Ohio National
  Aggressive Growth
  Portfolio..........  Seeks long-term            15.3       First $100 Million 0.55%         N/A
                       growth of capital.                     Next $400 Million 0.50%
                                                              Over $500 Million 0.45%

Pacific Select
  Focused 30
  Portfolio..........  Seeks long-term           102.8        First $25 Million 0.45%         N/A
                       growth of capital.                     Next $125 Million 0.40%
                                                              Next $850 Million 0.35%
                                                                Next $1 Billion 0.30%
                                                                Over $2 Billion 0.25%

Pacific Select Growth
  LT Portfolio.......  Seeks long-term         1,473.9        First $25 Million 0.45%         N/A
                       growth of capital                      Next $125 Million 0.40%
                       in a manner                            Next $850 Million 0.35%
                       consistent with                          Next $1 Billion 0.30%
                       the preservation                         Over $2 Billion 0.25%
                       of capital.

                                             ASSET SIZE           ANNUAL RATE OF        FEE WAIVERS OR
FUND                       OBJECTIVE       (IN $ MILLIONS)         COMPENSATION           REDUCTIONS
----                       ---------       ---------------   ------------------------   --------------

PF Janus Growth LT
  Fund...............  Seeks long-term            23.2        First $25 Million 0.45%         N/A
                       growth of capital.                     Next $125 Million 0.40%
                                                              Next $850 Million 0.35%
                                                                Next $1 Billion 0.30%
                                                                Over $2 Billion 0.25%

Seasons Series Trust
  Focus Growth
  Portfolio..........  Seeks long-term            31.9        First $50 Million 0.55%         N/A
                       growth of capital.                     Next $450 Million 0.50%
                                                              Over $500 Million 0.45%

Seasons Series Trust
  Large Cap Growth
  Portfolio..........  Seeks long-term            46.4       First $200 Million 0.60%         N/A
                       growth of capital.                     Over $200 Million 0.55%
Seasons Series Trust
  Multi-Managed
  Growth Portfolio...  Seeks long-term            58.8       First $200 Million 0.60%         N/A
                       growth of capital.                     Over $200 Million 0.55%

Seasons Series Trust
  Multi-Managed
  Income/ Equity
  Portfolio..........  Seeks conservation         42.9       First $200 Million 0.60%         N/A
                       of principal while                     Over $200 Million 0.55%
                       maintaining some
                       potential for
                       long-term growth
                       of capital.

Seasons Series Trust
  Multi-Managed
  Income Portfolio...  Seeks capital              14.5       First $200 Million 0.60%         N/A
                       preservation.                          Over $200 Million 0.55%

Seasons Series Trust
  Multi-Managed
  Moderate Growth
  Portfolio..........  Seeks long-term            76.5       First $200 Million 0.60%         N/A
                       growth of capital.                     Over $200 Million 0.55%

SIIT Disciplined
  Equity Fund........  Seeks long-term           920.3         First $1 Billion 0.17%         N/A
                       growth of capital.                       Over $1 Billion 0.13%

Style Focus Series:
  Small Cap Growth
  Portfolio..........  Seeks capital               1.9        First $50 Million 0.60%        (10)
                       appreciation.                          Next $100 Million 0.55%
                                                              Next $500 Million 0.50%
                                                              Over $650 Million 0.45%

SunAmerica Focused
  Multi-Cap Growth
  Portfolio..........  Seeks long-term           170.2        First $50 Million 0.55%         N/A
                       growth of capital.                     Next $450 Million 0.50%
                                                              Over $500 Million 0.45%

                                             ASSET SIZE           ANNUAL RATE OF        FEE WAIVERS OR
FUND                       OBJECTIVE       (IN $ MILLIONS)         COMPENSATION           REDUCTIONS
----                       ---------       ---------------   ------------------------   --------------

SunAmerica Focused
  Small Cap Value
  Portfolio..........  Seeks long-term           186.4        First $50 Million 0.50%         N/A
                       growth of capital.                      Over $50 Million 0.45%

SVS Janus Growth and
  Income Portfolio...  Seeks long-term           204.6        First $25 Million 0.45%         N/A
                       capital growth and                     Next $125 Million 0.40%
                       current income.                       Next $600 Million 0.375%
                                                              Over $750 Million 0.35%

SVS Janus Growth
  Opportunities
  Portfolio..........  Seeks long-term           147.1        First $25 Million 0.45%         N/A
                       growth of capital                      Next $125 Million 0.40%
                       in a manner                           Next $600 Million 0.375%
                       consistent with                        Over $750 Million 0.35%
                       the preservation
                       of capital.

TA IDEX Janus Growth
  Fund...............  Seeks growth of         1,090.5       First $250 Million 0.40%        (11)
                       capital.                               Next $500 Million 0.35%
                                                              Next $750 Million 0.30%
                                                              Next $1.5 Billion 0.25%
                                                               Over $3 Billion 0.225%

Travelers Series
  Trust Capital
  Appreciation Fund..  Seeks growth of         1,044.6       First $100 Million 0.50%         N/A
                       capital.                               Next $400 Million 0.45%
                                                                Next $1 Billion 0.40%
                                                              Over $1.5 Billion 0.35%

WM Trust II Growth
  Fund...............  Seeks long-term           565.6       First $250 Million 0.40%         N/A
                       capital                                Next $500 Million 0.35%
                       appreciation.                          Over $750 Million 0.30%
                                                              Over $1.5 Billion 0.25%

WM Variable Trust
  Growth Fund........  Seeks long-term            77.9       First $250 Million 0.40%         N/A
                       capital                                Next $500 Million 0.35%
                       appreciation.                          Over $750 Million 0.30%
                                                              Over $1.5 Billion 0.25%

---------------
 (1) Janus Services has agreed until March 1, 2007 to waive the transfer agency fees payable by the Institutional Shares of Janus Mid Cap Value Fund and Janus Small Cap Value Fund so that the total expenses of the Institutional Shares do not exceed an annual rate of 0.77% and 0.79%, respectively, of average daily net assets (excluding any items not normally considered operating expenses).
 (2) Until at least March 1, 2007, JCM has agreed to reduce certain expenses that exceed the percent shown in the table of the Fund's average daily net assets.
 (3) Advisory fee has been reduced from 0.20% to 0.10% until at least March 1, 2006.
 (4) Administrative services fee has been reduced to 0.05% and 0.30% for the Institutional Class and Service Class, respectively, until at least March 1, 2006.
 (5) Administrative services fee has been reduced from 0.15% to 0.08% until at least March 1, 2006.
 (6) Administrative services fee has been reduced to 0.08% and 0.33% for the Institutional Class and Service Class, respectively, until at least March 1, 2006.

 (7) Until at least December 1, 2006, JCM has agreed to reduce certain expenses that exceed the percent shown in the table, if any, under "Fee Waivers or Reductions," of the Fund's average daily net assets.
 (8) 12b-1 fee has been reduced from 1.00% to 0.25% until at least December 1, 2006.
 (9) Until at least May 1, 2007, JCM has agreed to reduce certain expenses that exceed the percent shown in the table, if any, under "Fee Waivers or Reductions," of the Fund's average daily net assets.
(10) Fee schedule reflects a 5 basis point temporary waiver.
(11) Less 50% of any amount reimbursed pursuant to the fund's expense limitation.

                                                                       EXHIBIT J

              FORM OF PROPOSED AMENDED SUB-ADVISORY AGREEMENT FOR

                         JANUS RISK-MANAGED STOCK FUND
                      (A SERIES OF JANUS INVESTMENT FUND)

     This SUB-ADVISORY AGREEMENT (the "Agreement") is entered into effective as of the 1st day of July 2004, [[amended this 1st day of January 2006,]] by and between JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("Janus") and ENHANCED INVESTMENT TECHNOLOGIES, LLC, a Delaware limited liability company ("INTECH").

     WHEREAS, Janus has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Janus Investment Fund, a Massachusetts business trust (the "Trust") and an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to Janus Risk-Managed Stock Fund, a series of the Trust (the "Fund") pursuant to which Janus has agreed to provide investment advisory services with respect to the Fund; and

     WHEREAS, INTECH is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

     WHEREAS, Janus desires to retain INTECH to furnish investment advisory services with respect to the Fund, and INTECH is willing to furnish such services;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Duties of INTECH. Janus hereby engages the services of INTECH as subadviser in furtherance of the Advisory Agreement. INTECH agrees to perform the following duties, subject to the oversight of Janus and to the overall control of the officers and the Board of Trustees (the "Trustees") of the Trust:

          (a) INTECH shall manage the investment operations of the Fund and the composition of its investment portfolio, shall determine without prior consultation with the Trust or Janus, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, and place orders for the purchase or sale of such securities or other assets with brokers, dealers or others, all in conformity with the investment objectives, policies and restrictions and the other statements concerning the Fund in the Trust's trust instrument, as amended from time to time (the "Trust Instrument"), bylaws and registration statements under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act"), the Advisers Act, the rules thereunder and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to the Trust, on behalf of the Fund, as a regulated investment company;

          (b) INTECH shall cause its officers to attend meetings and furnish oral or written reports, as the Trust or Janus may reasonably require, in order to keep Janus, the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of INTECH, and the investment considerations which have given rise to those decisions;

          (c) INTECH shall maintain all books and records required to be maintained by INTECH pursuant to the 1940 Act, the Advisers Act, and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees and Janus with such periodic and special reports as the Trustees or Janus reasonably may request. INTECH hereby agrees that all records which it maintains for the Fund or the Trust are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act and the Advisers Act any records which it maintains for the Trust and which are required to be maintained under the 1940 Act and the Advisers Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust;

          (d) INTECH shall submit such reports relating to the valuation of the Fund's assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested;

          (e) INTECH shall, on behalf of the Fund, exercise such voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Trustees of the Trust, or, in the event that the Trust retains the right to exercise such voting and other rights, to furnish the Trust with advice as may reasonably be requested as to the manner in which such rights should be exercised;

          (f) At such times as shall be reasonably requested by the Trustees or Janus, INTECH shall provide the Trustees and Janus with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and shall make available to the Trustees and Janus any economic, statistical and investment services normally available to similar investment company clients of INTECH; and

          (g) INTECH will provide to Janus for regulatory filings and other appropriate uses materially accurate and complete information relating to INTECH as may be reasonably requested by Janus from time to time and, notwithstanding anything herein to the contrary, INTECH shall be liable to Janus for all damages, costs and expenses, including without limitation reasonable attorney's fees (hereinafter referred to collectively as "Damages"), in-curred by Janus as a result of any material inaccuracies or omissions in such information provided by INTECH to Janus, provided, however, that INTECH shall not be liable to the extent that any Damages are based upon inaccuracies or omissions made in reliance upon information furnished to INTECH by Janus.

     2. Further Obligations. In all matters relating to the performance of this Agreement, INTECH shall act in conformity with the Trust's Amended and Restated Declaration of Trust, bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the "Registration Statements") and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees and Janus and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. Janus agrees to provide to INTECH copies of the Trust's Amended and Restated Declaration of Trust, bylaws, Registration Statement, written policies, procedures and guidelines and written instructions and directions of the Trustees and Janus, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective.

     3. Obligations of Janus. Janus shall have the following obligations under this Agreement:

          (a) To keep INTECH continuously and fully informed (or cause the custodian of the Fund's assets to keep INTECH so informed) as to the composition of the investment portfolio of the Fund and the nature of all of the Fund's assets and liabilities from time to time;

          (b) To furnish INTECH with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund's shareholders or to any governmental body or securities exchange;

          (c) To furnish INTECH with any further materials or information which INTECH may reasonably request to enable it to perform its function under this Agreement; and

          (d) To compensate INTECH for its services in accordance with the provisions of Section 4 hereof.

     4. Compensation. Janus shall pay to INTECH for its services under this Agreement a fee, payable in United States dollars, at an annual rate of 0.26% of the average daily net assets of the Fund[. This fee][, plus or minus one-half of any performance adjustment paid to or incurred by Janus pursuant to the Advisory Agreement between the Trust, on behalf of the Fund, and Janus. Fees paid to INTECH] shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

     5. Expenses. INTECH shall pay all its own costs and expenses incurred in rendering its service under this Agreement.

     6. Representations of INTECH. INTECH hereby represents, warrants and covenants to Janus as follows:

          (a) INTECH: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
     (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the legal and corporate authority to enter into and perform the services contemplated by this Agreement; and
     (v) will immediately notify Janus of the occurrence of any event that would disqualify INTECH from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against INTECH that could have a material adverse effect upon INTECH's ability to fulfill its obligations under this Agreement.

          (b) INTECH has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Janus with a copy of such code of ethics, together with evidence of its adoption. Within 45 days after the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice president of INTECH shall certify to Janus that INTECH has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of INTECH's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Janus, INTECH shall permit Janus, its employees or its agents to examine the reports required to be made to INTECH by Rule 17j-1(c)(1) and all other records relevant to INTECH's code of ethics.

          (c) INTECH has provided Janus with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission ("SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to Janus.

     7. Representations of Janus. Janus hereby represents, warrants and covenants to INTECH as follows:

          (a) Janus (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from fulfilling its obligations under this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to fulfill its obligations under this Agreement; (iv) has the legal and corporate authority to enter into and perform this Agreement; and
     (v) will immediately notify INTECH of the occurrence of any event that would disqualify Janus from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against Janus that could have a material adverse effect upon Janus' ability to fulfill its obligations under this Agreement.

          (b) Janus has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide INTECH with a copy of such code of ethics, together with evidence of its adoption.

          (c) Janus has provided INTECH with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission ("SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to INTECH.

     8. Term. This Agreement shall become effective as of the date first set forth above and shall continue in effect until [July][[January 1,] [2005][2007]] unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of the Trust, Janus or INTECH, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to [July 1][[January 1]] of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

     9. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in any such case that 60 days' advance written notice of termination be given to INTECH at its principal place of business. This Agreement may be terminated (i) by Janus or by INTECH at any time, without penalty by giving 60 days' advance written notice of termination to the other party, or (ii) by Janus or the Trust without advance notice if INTECH becomes unable to discharge its duties and obligations under this Agreement. In addition, this Agreement shall terminate, without penalty, upon termination of the Advisory Agreement.

     10. Assignment. This Agreement shall automatically terminate in the event of its assignment.

     11. Amendments. This Agreement may be amended by the parties only in a written instrument signed by the parties to this Agreement and only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Trust or Janus, INTECH or their affiliates, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

     12. Limitation on Personal Liability. All parties to this Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

     13. Limitation of Liability of INTECH. Janus will not seek to hold INTECH, and INTECH shall not be, liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this section, "INTECH" shall include any affiliate of INTECH performing services for the Fund contemplated hereunder and directors, officers and employees of INTECH and such affiliates.

     14. Activities of INTECH. The services of INTECH hereunder are not to be deemed to be exclusive, and INTECH is free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of INTECH to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or a dissimilar nature. It is understood that Trustees, officers and shareholders of the Trust are or may become interested in INTECH as directors, officers and shareholders of INTECH, that directors, officers, employees and shareholders of INTECH are or may become similarly interested in the Trust, and that INTECH may become interested in the Trust as a shareholder or otherwise.

     15. Third Party Beneficiary. The parties expressly acknowledge and agree that the Trust is a third party beneficiary of this Agreement and that the Trust shall have the full right to sue upon and enforce this Agreement in accordance with its terms as if it were a signatory hereto. Any oversight, monitoring or evaluation of the activities of INTECH by Janus, the Trust or the Fund shall not diminish or relieve in any way the liability of INTECH for any of its duties and responsibilities under this Agreement.

     16. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

     (a) To Janus at:

         Janus Capital Management LLC
         151 Detroit Street
         Denver, Colorado 80206
         Attention: General Counsel
         Phone: (303) 333-3863
         Fax: (303) 316-5728

     (b) To INTECH at:

         Enhanced Investment Technologies, LLC
         2401 PGA Boulevard, Suite 200
         Palm Beach Gardens, Florida 33410
         Attention: President
         Phone: (561) 775-1100
         Fax: (561) 775-1150

     (c) To the Trust at:

         Janus Investment Fund
         151 Detroit Street
         Denver, Colorado 80206
         Attention: General Counsel
         Phone: (303) 333-3863
         Fax: (303) 316-5728

     17. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," "approved at least annually," and "interested persons" shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the SEC under the 1940 Act and as may be then in effect.

     18. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers designated below as of the day and year first above written.

                                       JANUS CAPITAL MANAGEMENT LLC

                                       By:
                                          --------------------------------------

                                       ENHANCED INVESTMENT
                                       TECHNOLOGIES, LLC

                                       By:
                                          --------------------------------------

                                                                       EXHIBIT K

                   PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS
                                   OF INTECH

                              SUBADVISER/ AFFILIATED   POSITION(S) WITH SUBADVISER
NAME                               ENTITY NAME            OR AFFILIATED ENTITY
----                          ----------------------   ---------------------------
E. Robert Fernholz..........  Enhanced Investment      Chief Investment Officer,
                              Technologies, LLC        Executive Vice President
                                                       and Working Director

Robert A. Garvy.............  Enhanced Investment      Chief Executive Officer,
                              Technologies, LLC        President and Working
                                                       Director

David E. Hurley.............  Enhanced Investment      Chief Operating Officer and
                              Technologies, LLC        Executive Vice President

Gary D. Black...............  Enhanced Investment      Working Director
                              Technologies, LLC

John H. Bluher..............  Enhanced Investment      Vice President
                              Technologies, LLC

Steven L. Scheid............  Enhanced Investment      Working Director
                              Technologies, LLC

John Zimmerman..............  Enhanced Investment      Working Director
                              Technologies, LLC

                                                                       EXHIBIT L

                  NUMBER OF OUTSTANDING SHARES AND NET ASSETS

     The following table shows, as of the close of business on the Record Date, the number of outstanding shares and net assets of each class of each Fund, as applicable:

                                                        TOTAL NUMBER
                                                          OF SHARES
FUND                                                     OUTSTANDING          NET ASSETS
----                                                  -----------------       ----------
Janus Balanced Fund.................................    118,613,722.944   $ 2,626,107,825.98
Janus Contrarian Fund...............................    197,070,172.465   $ 2,877,224,517.99
Janus Core Equity Fund..............................     30,549,546.618   $   698,668,131.15
Janus Enterprise Fund...............................     43,701,056.617   $ 1,768,581,761.29
Janus Federal Tax-Exempt Fund.......................     16,518,718.742   $   117,282,903.07
Janus Flexible Bond Fund............................    102,362,809.674   $   984,730,229.06
Janus Fund..........................................    468,326,746.473   $11,815,883,813.52
Janus Global Life Sciences Fund.....................     60,267,240.109   $ 1,213,179,543.39
Janus Global Opportunities Fund.....................     13,725,056.891   $   197,366,318.09
Janus Global Technology Fund........................     93,927,937.220   $ 1,059,507,131.84
Janus Government Money Market Fund
  Retail............................................    187,832,478.605   $   187,832,478.61
  Institutional.....................................    491,737,475.270   $   491,737,475.27
  Service...........................................    129,569,313.710   $   129,569,313.71
Janus Growth and Income Fund........................    165,720,410.120   $ 5,863,188,110.05
Janus High-Yield Fund...............................     55,883,260.213   $   544,302,954.47
Janus Institutional Cash Reserves Fund..............  1,409,167,592.140   $ 1,409,167,592.14
Janus Mercury Fund..................................    204,844,118.485   $ 4,543,442,548.00
Janus Mid Cap Value Fund
  Institutional.....................................     29,654,775.009   $   712,307,695.72
  Investor..........................................    181,334,486.260   $ 4,337,520,911.34
Janus Money Market Fund
  Retail............................................  1,391,303,474.553   $ 1,391,303,474.55
  Institutional.....................................  3,999,284,374.275   $ 3,999,284,374.28
  Service...........................................     27,387,084.950   $    27,387,084.95
Janus Olympus Fund..................................     74,152,238.975   $ 2,299,460,930.61
Janus Orion Fund....................................     84,418,595.124   $   671,127,831.24
Janus Overseas Fund.................................     86,427,178.236   $ 2,434,653,610.91
Janus Research Fund.................................      3,510,958.139   $    39,533,388.65
Janus Risk-Managed Stock Fund.......................     24,619,891.092   $   385,547,494.50
Janus Short-Term Bond Fund..........................     72,879,745.778   $   210,622,465.30
Janus Small Cap Value Fund
  Institutional.....................................     38,207,049.211   $ 1,234,851,830.50
  Investor..........................................     44,513,755.643   $ 1,428,891,556.14
Janus Tax-Exempt Money Market Fund
  Retail............................................     88,958,245.306   $    88,958,245.31
  Institutional.....................................     43,531,579.110   $    43,531,579.11
  Service...........................................         10,043.370   $        10,043.37
Janus Triton Fund...................................      3,099,912.756   $    34,409,031.59
Janus Twenty Fund...................................    204,207,335.159   $ 9,824,414,894.50
Janus Venture Fund..................................     23,144,140.102   $ 1,406,700,835.40
Janus Worldwide Fund................................    125,127,873.974   $ 5,332,949,988.77

                                                                       EXHIBIT M

                         5% BENEFICIAL OWNERS OF SHARES

     As of the Record Date, the following table lists those shareholders known to own beneficially 5% or more of the outstanding shares of any class of shares of any Fund.

                                   NAME AND ADDRESS OF             NUMBER OF     PERCENTAGE
NAME OF FUND AND CLASS               BENEFICIAL OWNER               SHARES        OF CLASS
----------------------             -------------------           -------------   ----------
Balanced Fund............  Charles Schwab & Co. Inc.                20,339,741    17.15%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

                           National Financial Services Co.          18,370,241    15.49%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908

                           The Guardian Insurance & Annuity Co.      6,646,324     5.60%
                           1560 Valley Center Pkwy., Suite 100
                           Bethlehem, PA 18017-2275

Contrarian Fund..........  Charles Schwab & Co. Inc.                23,897,007    12.13%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

                           National Financial Services Co.          13,224,694     6.71%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908

Core Equity Fund.........  Charles Schwab & Co. Inc.                 4,912,325    16.08%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

                           National Financial Services Co.           3,158,075    10.34%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908

Enterprise Fund..........  National Financial Services Co.           5,575,546    12.76%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908

                           Charles Schwab & Co. Inc.                 4,874,277    11.15%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

                           Merrill Lynch Pierce Fenner & Smith       2,370,694     5.42%
                           Inc.
                           4800 Deer Lake Drive East -- 3rd
                           Floor
                           Jacksonville, FL 32246-6484

Federal Tax-Exempt         Charles Schwab & Co. Inc.                 1,031,286     6.24%
  Fund...................  101 Montgomery Street
                           San Francisco, CA 94104-4122

Flexible Bond Fund.......  Charles Schwab & Co. Inc.                18,997,471    18.56%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

                           National Financial Services Co.          11,866,213    11.59%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908

                                   NAME AND ADDRESS OF             NUMBER OF     PERCENTAGE
NAME OF FUND AND CLASS               BENEFICIAL OWNER               SHARES        OF CLASS
----------------------             -------------------           -------------   ----------

Global Life Sciences       Charles Schwab & Co. Inc.                 8,580,958    14.24%
  Fund...................  101 Montgomery Street
                           San Francisco, CA 94104-4122

                           National Financial Services Co.           6,126,302    10.17%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908

Global Opportunities       Charles Schwab & Co. Inc.                 2,174,184    15.84%
  Fund...................  101 Montgomery Street
                           San Francisco, CA 94104-4122

Global Technology Fund...  Charles Schwab & Co. Inc.                11,791,342    12.55%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

                           National Financial Services Co.           7,279,569     7.75%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908

Government Money Market    Comerica Bank                           256,534,796    52.17%
  Fund -- Institutional    411 W. Lafayette St., Mail Code 3455
  Shares.................  Detroit, MI 48226-3155

                           Janus Mid Cap Value Fund                 55,000,000    11.18%
                           151 Detroit Street
                           Denver, CO 80206

                           Band And Co.                             32,056,515     6.52%
                           PO Box 1787
                           Milwaukee, WI 53201-1787

Government Money Market    EGAP & Co.                               87,646,005    67.64%
  Fund -- Service          PO Box 820
  Shares.................  Burlington, VT 05402-0820

                           Wells Fargo Brokerage Services LLC       41,923,288    32.36%
                           608 Second Avenue S
                           Minneapolis, MN 55402-1916

Growth and Income Fund...  Charles Schwab & Co. Inc.                41,989,493    25.34%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

                           National Financial Services Co.          13,947,618     8.42%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908

High-Yield Fund..........  Charles Schwab & Co. Inc.                13,628,397    24.39%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

                           National Financial Services Co.           9,378,219    16.78%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908

                           Citigroup Global Markets Inc.             4,918,681     8.80%
                           388 Greenwich Street
                           New York, NY 10013-2375

                                   NAME AND ADDRESS OF             NUMBER OF     PERCENTAGE
NAME OF FUND AND CLASS               BENEFICIAL OWNER               SHARES        OF CLASS
----------------------             -------------------           -------------   ----------

Institutional Cash         Southern Ute Indian Tribe               171,284,885    12.16%
  Reserves Fund..........  116 Capote Drive
                           Ignacio, CO 81137

                           Cirrus Logic Inc.                        72,268,128     5.13%
                           2901 Via Fortuna
                           Austin, TX 78746-7574

Janus Fund...............  Charles Schwab & Co. Inc.                53,054,873    11.33%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

                           National Financial Services Co.          30,635,082     6.54%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908

Mercury Fund.............  National Financial Services Co.          40,738,046    19.89%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908

                           Charles Schwab & Co. Inc.                25,538,758    12.47%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

Mid Cap Value Fund --      Charles Schwab & Co. Inc.                58,740,004    72.08%
  Institutional Shares...  101 Montgomery Street
                           San Francisco, CA 94104-4122

                           Prudential Investment Mgmt. Service      21,376,508    19.81%
                           100 Mullberry Street
                           Newark, NJ 07102-4000

Mid Cap Value Fund --      Charles Schwab & Co. Inc.                46,642,378    25.72%
  Investor Shares........  101 Montgomery Street
                           San Francisco, CA 94104-4122

                           National Financial Services Corp.        40,609,040    22.40%
                           200 Liberty Street -- 5th Floor
                           New York, NY 10281-5503

Money Market Fund --       Comerica Bank                         2,151,628,363    53.80%
  Institutional Shares...  411 W. Lafayette St., Mail Code 3455
                           Detroit, MI 48226-3155

                           Thomas H. Bailey*                       221,496,300     5.54%
                           1000 Blue Heron Lane
                           Carbondale, CO 81623

Money Market Fund --       EGAP & Co.                               19,706,998    71.96%
  Service Shares.........  PO Box 820
                           Burlington, VT 05402-0820

                           Wells Fargo Brokerage Services LLC        7,680,043    28.04%
                           608 Second Avenue S
                           Minneapolis, MN 55402-1916

Olympus Fund.............  Charles Schwab & Co. Inc.                10,949,541    14.77%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

                           National Financial Services Co.           5,655,752     7.63%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908

                                   NAME AND ADDRESS OF             NUMBER OF     PERCENTAGE
NAME OF FUND AND CLASS               BENEFICIAL OWNER               SHARES        OF CLASS
----------------------             -------------------           -------------   ----------

Orion Fund...............  Charles Schwab & Co. Inc.                 5,388,752     6.38%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

                           National Financial Services Co.           5,063,359     6.00%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908

Overseas Fund............  Charles Schwab & Co. Inc.                19,707,562    22.80%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

                           National Financial Services Co.          13,589,721    15.72%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908

Research Fund............  Charles Schwab & Co. Inc.                   874,560    24.91%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

                           National Financial Services Co.             178,068     5.07%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908

Risk-Managed Stock         Charles Schwab & Co. Inc.                 1,844,112     7.49%
  Fund...................  101 Montgomery Street
                           San Francisco, CA 94104-4122

Short-Term Bond Fund.....  Charles Schwab & Co. Inc.                 8,688,789    11.92%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

                           National Financial Services Co.           3,773,158     5.18%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908

Small Cap Value Fund --    JP Morgan Chase Bank                      5,741,499    15.03%
  Institutional Shares...  4 New York Plaza -- 2nd Floor
                           New York, NY 10004-2413

                           National Financial Services Corp.         4,324,446    11.32%
                           200 Liberty Street -- 5th Floor
                           New York, NY 10281-5503

                           Vanguard Fiduciary Trust Co.              3,950,117    10.34%
                           PO Box 2600, VM 613
                           Valley Forge, PA 19482-2600

                           Charles Schwab & Co. Inc.                 3,062,529     8.02%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

                           Mitra & Co.                               2,966,086     7.76%
                           1000 N. Water Street
                           Milwaukee, WI 53202-6648

                                   NAME AND ADDRESS OF             NUMBER OF     PERCENTAGE
NAME OF FUND AND CLASS               BENEFICIAL OWNER               SHARES        OF CLASS
----------------------             -------------------           -------------   ----------

Small Cap Value Fund --    National Financial Services Co.           8,357,765    18.78%
  Investor Shares........  PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908

                           Northern Trust Co.                        4,757,378    10.69%
                           PO Box 92994
                           Chicago, IL 60675-2994

                           Charles Schwab & Co. Inc.                 3,750,787     8.43%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

                           Merrill Lynch Pierce Fenner & Smith       3,416,043     7.67%
                           Inc.
                           4800 Deer Lake Drive East -- 3rd
                           Floor
                           Jacksonville, FL 32246-6484

Tax-Exempt Money Market    John M. O'Quinn*                         28,829,744    66.23%
  Fund -- Institutional    3518 Travis Street
  Shares.................  Houston, TX 77002-9542

Triton Fund..............  Charles Schwab & Co. Inc.                   328,328    10.59%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

Twenty Fund..............  Charles Schwab & Co. Inc.                18,036,479     8.83%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

                           National Financial Services Co.          15,476,138     7.58%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908

                           Nationwide QPVA                          10,475,353     5.13%
                           PO Box 182029
                           Columbus, OH 43218-2029

Venture Fund.............  Charles Schwab & Co. Inc.                 2,253,626     9.74%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

Worldwide Fund...........  Charles Schwab & Co. Inc.                24,577,928    19.64%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

                           National Financial Services Co.          20,479,859    16.37%
                           PO Box 3908
                           Church Street Station
                           New York, NY 10008-3908

---------------

* Indicates beneficial ownership.

                                                                       EXHIBIT N

                                 LEGAL MATTERS

     In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

     A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the United States District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

     On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was recently refiled using a new named plaintiff and asserting claims similar to the initial complaint.

     The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. A request to transfer this action to the MDL case in the U.S. District Court of Baltimore, Maryland, described above is pending. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

     In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940.

     A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b), and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

     In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November, 2003, however the U.S. Court of Appeals recently vacated that decision and remanded it for further proceedings.

     Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

PROXY                        JANUS INVESTMENT FUND                         PROXY
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 22, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF JANUS INVESTMENT FUND ("TRUST"). The undersigned, revoking previous proxies, hereby appoints Kelley A. Howes, Girard C. Miller, and Jesper Nergaard, or any of them, as attorneys and proxies, with full power of substitution to each, to vote the shares which the undersigned is entitled to vote at the Special Meeting of Shareholders ("Meeting") of the Funds listed below to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, CO on November 22, 2005 at 10:00 a.m. Mountain Time and at any adjournment(s) or postponement(s) of such Meeting. As to any other matter that properly comes before the Meeting or any adjournment(s) or postponement(s) thereof, the persons appointed above may vote in accordance with their best judgment. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement and Notice of Special Meeting.


                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-241-6192

                            NOTE: Please sign exactly as your name(s) appears on the Proxy. If you are signing this Proxy for a corporation, estate, trust, or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

                            --------------------------------------------------
                            Signature

                            --------------------------------------------------
                            Signature (Joint Owners)

                            --------------------------------------------------
                            Date                                     JIF_15679







FUNDS                         FUNDS                          FUNDS
-----                         -----                          -----
Fundname Drop In 1            Fundname Drop In 2             Fundname Drop In 3
Fundname Drop In 4            Fundname Drop In 5             Fundname Drop In 6
Fundname Drop In 7            Fundname Drop In 8             Fundname Drop In 9
Fundname Drop In 10           Fundname Drop In 11            Fundname Drop In 12






                                 VOTING OPTIONS
           READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

            (PC ICON)                  (TELEPHONE ICON)            (LETTER ICON)                     (HUMAN ICON)
      VOTE ON THE INTERNET              VOTE BY PHONE               VOTE BY MAIL                    VOTE IN PERSON
           LOG ON TO:                CALL 1-866-241-6192    VOTE, SIGN AND DATE THIS PROXY     ATTEND SHAREHOLDER MEETING
   HTTPS://VOTE.PROXY-DIRECT.COM     FOLLOW THE RECORDED       CARD AND RETURN IN THE               JW MARRIOTT HOTEL
FOLLOW THE ON-SCREEN INSTRUCTIONS       INSTRUCTIONS           POSTAGE-PAID ENVELOPE                150 CLAYTON LANE
        AVAILABLE 24 HOURS            AVAILABLE 24 HOURS                                                DENVER, CO
                                                                                                  ON NOVEMBER 22, 2005

                  IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
                      YOU NEED NOT RETURN THIS PROXY CARD.


THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED, OR, IF YOU RETURN THIS
PROXY BUT DO NOT FILL IN A BOX BELOW, WE WILL VOTE YOUR SHARES "FOR" THAT
PROPOSAL.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: [X]

[ ] To vote FOR ALL Funds on ALL Proposals mark this box. No other vote is necessary.



1.  ELECTION OF TRUSTEES:                                                                      FOR ALL       WITHHOLD       FOR ALL
                                                                                                            AUTHORITY        EXCEPT
   01.  Jerome S. Contro      02.    William F. McCalpin    03.  John W. McCarter, Jr.                       FOR ALL
   04.  Dennis B. Mullen      05.    James T. Rothe         06.  William D. Stewart              [ ]            [ ]           [ ]
   07.  Martin H. Waldinger   08.    Linda S. Wolf          09.  Thomas H. Bailey

   To withhold authority to vote for one or more (but not all) nominees, mark
   "FOR ALL EXCEPT" and write the corresponding number(s) of the nominee(s) on the line below.

--------------------------------------------------------------------------------
2.   APPROVE ELIMINATION OF JANUS FLEXIBLE BOND FUND'S FUNDAMENTAL POLICY
     REGARDING INVESTMENTS IN INCOME-PRODUCING SECURITIES.

                        FOR    AGAINST  ABSTAIN
Fundname Drop In 1      [ ]      [ ]      [ ]

3.   INVESTMENT ADVISORY AGREEMENT

3.A. APPROVE CONFORMING AMENDMENTS TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN
     JANUS CAPITAL MANAGEMENT LLC AND YOUR FUND.

                     FOR  AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop In 1   [ ]    [ ]      [ ]    Fundname Drop In 2   [ ]     [ ]      [ ]    Fundname Drop In 3   [ ]     [ ]      [ ]
Fundname Drop In 4   [ ]    [ ]      [ ]    Fundname Drop In 5   [ ]     [ ]      [ ]    Fundname Drop In 6   [ ]     [ ]      [ ]
Fundname Drop In 7   [ ]    [ ]      [ ]    Fundname Drop In 8   [ ]     [ ]      [ ]    Fundname Drop In 9   [ ]     [ ]      [ ]
Fundname Drop In 10  [ ]    [ ]      [ ]    Fundname Drop In 11  [ ]     [ ]      [ ]    Fundname Drop In 12  [ ]     [ ]      [ ]

3.B. APPROVE A PROPOSED AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN
     JANUS CAPITAL MANAGEMENT LLC AND YOUR FUND THAT WOULD INTRODUCE A
     PERFORMANCE INCENTIVE INVESTMENT ADVISORY FEE STRUCTURE.

3.B.I.
                            FOR    AGAINST  ABSTAIN
Fundname Drop In 1          [ ]      [ ]      [ ]

3.B.II.
                            FOR    AGAINST  ABSTAIN
Fundname Drop In 1          [ ]      [ ]      [ ]

3.B.III.
                            FOR    AGAINST  ABSTAIN
Fundname Drop In 1          [ ]      [ ]      [ ]

3.B.IV.
                            FOR    AGAINST  ABSTAIN
Fundname Drop In 1          [ ]      [ ]      [ ]

3.B.V.
                            FOR    AGAINST  ABSTAIN
Fundname Drop In 1          [ ]      [ ]      [ ]

3.B.VI.
                            FOR    AGAINST  ABSTAIN
Fundname Drop In 1          [ ]      [ ]      [ ]


4.   APPROVE AN AMENDED SUB-ADVISORY AGREEMENT BETWEEN JANUS CAPITAL MANAGEMENT
     LLC, ON BEHALF OF JANUS RISK-MANAGED STOCK FUND, AND INTECH THAT WOULD
     INTRODUCE A PERFORMANCE INCENTIVE SUB-ADVISORY FEE STRUCTURE.

                            FOR    AGAINST  ABSTAIN
Fundname Drop In 1          [ ]      [ ]      [ ]




                                    JIF_15679